AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 26, 2011

1933 Act No. 333-_________

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. [ ]
Post-Effective Amendment No. [ ]
(Check appropriate box or boxes)

WELLS FARGO FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

525 Market Street
San Francisco, California 94105
(Address of Principal Executive Offices)
(800) 222-8222
(Registrant's Telephone Number)

C. David Messman
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, California 94105
(Name and Address of Agent for Service)

With a copy to:

Marco E. Adelfio, Esq.
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, D.C. 20001

It is proposed that this filing will become effective on June 27, 2011 pursuant to Rule 488.

No filing fee is required under the Securities Act of 1933 because an indefinite number of shares of beneficial interest in the Registrant has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

WELLS FARGO FUNDS TRUST

PART A
PROSPECTUS/PROXY STATEMENT

WELLS FARGO FUNDS TRUST
 525 Market Street, 12th Floor
 San Francisco, CA 94105
 1.800.222.8222

Dear Investor,

On May 18, 2011, the investment adviser to Wells Fargo Advantage Funds®, Wells Fargo Funds Management, LLC ("Funds Management"), proposed to the Board of Trustees of Wells Fargo Funds Trust, the mergers outlined in the table below. The Board of Trustees approved the proposed mergers and the related Agreement and Plan of Reorganization, subject to the approval by shareholders of each Target Fund shown in the table below.

As a result, you are invited to vote on a proposal to merge your Target Fund into the corresponding Acquiring Fund shown in the table below (each, a "Merger" and together, the "Mergers"). The Board of Trustees has unanimously approved the Mergers and recommends that you vote FOR this proposal.

Target Fund	Acquiring Fund
Wells Fargo Advantage Core Equity Fund	Wells Fargo Advantage Opportunity Fund
Wells Fargo Advantage Classic Value Fund	Wells Fargo Advantage Equity Value Fund
Wells Fargo Advantage Mid Cap Growth Fund	Wells Fargo Advantage Enterprise Fund
Wells Fargo Advantage Growth Opportunities Fund	Wells Fargo Advantage Discovery Fund
Wells Fargo Advantage Small Cap Growth Fund	Wells Fargo Advantage Emerging Growth Fund

If approved by shareholders, this is a general summary of how each Merger will work:

  Each Target Fund will transfer all of its assets to the corresponding Acquiring Fund.

  Each Acquiring Fund will assume all of the liabilities of the corresponding Target Fund.

  Each Acquiring Fund will issue new shares that will be distributed to you in an amount equal to the value of your Target Fund shares.

  Each Target Fund shareholder will become a shareholder of the corresponding Acquiring Fund and will have his or her investment managed in accordance with the Acquiring Fund's investment strategies.

  You will not incur any sales charges or similar transaction charges as a result of the Merger.

  It is expected that the Merger will not be taxable to the Target Fund or its shareholders for U.S. federal income tax purposes.

Details about your Target Fund's and Acquiring Fund's investment goals, principal investment strategies, management, past performance, principal risks, fees, and expenses, along with additional information about the Mergers, are contained in the attached prospectus/proxy statement. Please read it carefully.

A special meeting of each Target Fund's shareholders will be held on August 19, 2011. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the postage-paid envelope provided. You may also vote by other means, such as by telephone, by following the voting instructions as outlined in your proxy card. If your Target Fund does not receive your vote after several weeks, you may receive a telephone call from The Altman Group requesting your vote. The Altman Group has been retained to act as our proxy solicitor and will receive approximately $_______ as compensation for seeking shareholder votes and answering shareholder questions. That cost and any other expenses of the Mergers will be paid by Funds Management or one of its affiliates and so will not be borne by shareholders of any Fund. If you have any questions about the Mergers or the proxy card, please call The Altman Group at (866) 828-6931 (toll-free).

Remember, your vote is important to us, no matter how many shares you own. Please take this opportunity to vote. Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Karla Rabusch
 President
 Wells Fargo Funds Management, LLC

WELLS FARGO FUNDS TRUST
 525 Market Street, 12th Floor
 San Francisco, CA 94105
 1.800.222.8222

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2011

A Special Meeting (the "Meeting") of Shareholders of each Target Fund, each a series of Wells Fargo Funds Trust (the "Trust"), as set forth in the table below, will be held at the offices of Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California 94105 on August 19, 2011 at 10:00 a.m., Pacific time.

Target Fund	Acquiring Fund
Wells Fargo Advantage Core Equity Fund	Wells Fargo Advantage Opportunity Fund
Wells Fargo Advantage Classic Value Fund	Wells Fargo Advantage Equity Value Fund
Wells Fargo Advantage Mid Cap Growth Fund	Wells Fargo Advantage Enterprise Fund
Wells Fargo Advantage Growth Opportunities Fund	Wells Fargo Advantage Discovery Fund
Wells Fargo Advantage Small Cap Growth Fund	Wells Fargo Advantage Emerging Growth Fund

With respect to each Target Fund, the Meeting is being held for the following purposes:

  To consider and act upon an Agreement and Plan of Reorganization (each, a "Plan") dated as of __________, 2011, providing for the reorganization of the Target Fund, including the acquisition of all of the assets of the Target Fund by the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund (the "Acquisition Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. The Plan also provides for the prompt distribution of the Acquisition Shares to shareholders of the corresponding Target Fund in liquidation of the Target Fund.

  To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

Any adjournment(s) of the Meeting will be held at the above address. The Board of Trustees of the Trust has fixed the close of business on May 26, 2011 as the record date (the "Record Date") for the Meeting. Only shareholders of record as of the close of business on the Record Date will be entitled to this notice, and to vote at the Meeting or any adjournment(s) therefore.

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. ALL SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN WITHOUT DELAY AND RETURN THEIR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR TO VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

By order of the Board of Trustees,

C. David Messman
 Secretary

WELLS FARGO FUNDS TRUST
 525 Market Street, 12th Floor
 San Francisco, CA 94105
 1.800.222.8222

July 1, 2011

PROSPECTUS/PROXY STATEMENT

This prospectus/proxy statement contains information you should know before voting on the proposed merger (the "Merger") of your Target Fund into the corresponding Acquiring Fund as set forth and defined in the table below, each of which is a series of Wells Fargo Funds Trust (the "Trust"), a registered open-end management investment company. If approved, the Merger will result in your receiving shares of the Acquiring Fund in exchange for your shares of the Target Fund.

Target Fund	Acquiring Fund
Wells Fargo Advantage Core Equity Fund	Wells Fargo Advantage Opportunity Fund
Wells Fargo Advantage Classic Value Fund	Wells Fargo Advantage Equity Value Fund
Wells Fargo Advantage Mid Cap Growth Fund	Wells Fargo Advantage Enterprise Fund
Wells Fargo Advantage Growth Opportunities Fund	Wells Fargo Advantage Discovery Fund
Wells Fargo Advantage Small Cap Growth Fund	Wells Fargo Advantage Emerging Growth Fund

The Target Funds and Acquiring Funds listed above are collectively referred to as the "Funds."

Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning each Fund and Merger has been filed with the Securities and Exchange Commission ("SEC").

The prospectuses of each Target Fund and each Acquiring Fund are incorporated into this document by reference and are legally deemed to be part of this prospectus/proxy statement. The statement of additional information ("SAI") relating to this prospectus/proxy statement (the "Merger SAI"), dated the same date as this prospectus/proxy statement, is also incorporated by reference into this document and is legally deemed to be part of this prospectus/proxy statement. The SAI and the annual reports of each Target Fund and each Acquiring Fund are incorporated into the Merger SAI by reference and are legally deemed to be part of the Merger SAI. Copies of these documents pertaining to either a Target Fund or an Acquiring Fund are available upon request without charge by writing to Wells Fargo Advantage Funds®, P.O. Box 8266, Boston, MA 02266-8266, calling 1.800.222.8222 or visiting the Wells Fargo Advantage Funds Web site at www.wellsfargo.com/advantagefunds.

You may also view or obtain these documents from the SEC: by phone at 1.800.SEC.0330 (duplicating fee required); in person or by mail at Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-0213 (duplicating fee required); by email at publicinfo@sec.gov (duplicating fee required); or by internet at www.sec.gov.

The SEC has not approved or disapproved these securities or determined if this prospectus/proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

The shares offered by this prospectus/proxy statement are not deposits of a bank, and are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.

OVERVIEW

This section summarizes the primary features and consequences of each Merger. This summary is qualified in its entirety by reference to the information contained elsewhere in this prospectus/proxy statement, in the Merger SAI, in each Fund's prospectus, in each Fund's financial statements contained in its annual report, in each Fund's SAI, and in the related Agreements and Plans of Reorganization (each a "Plan"), forms of which are attached as Exhibit A hereto. Class B shares of the Wells Fargo Advantage Enterprise Fund and the Wells Fargo Advantage Opportunity Fund and Class R shares of the Wells Fargo Advantage Equity Value Fund have not yet been registered and do not yet have a separate prospectus, SAI or annual and semi-annual reports.

Key Features of the Mergers

The Plan sets forth the key features of each Merger and generally provides for the following:

  the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund;

  the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

  the liquidation of the Target Fund by distributing the shares of the Acquiring Fund to the Target Fund's shareholders; and

  the assumption of the costs of each Merger (other than costs incurred from securities transactions in connection with the Merger) by Wells Fargo Funds Management, LLC ("Funds Management") or one of its affiliates.

The Mergers are scheduled to take place on or about August 29, 2011. For a more complete description of the Mergers, see the section entitled "Agreement and Plan of Reorganization," as well as Exhibit A.

Board of Trustees Recommendation

At a meeting held on May 17-18, 2011, the Board of Trustees of the Trust, including a majority of Trustees who are not "interested persons" of each Target Fund, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")(the "Independent Trustees"), considered and unanimously approved the Merger of each Target Fund.
Prior to approving the Mergers, the Board received the recommendation that the Mergers be approved from Funds Management. In recommending the approval of the Mergers to the Board, Funds Management noted that the long-term portfolio management team of each of the Target Funds recently departed Wells Capital Management Incorporated, the Target Funds' sub-adviser, and that in light of such departures, Funds Management considered various alternatives with respect to the management and viability of the Target Funds and determined to recommend the Mergers. Funds Management indicated to the Board that the proposal to merge each Target Fund into its respective Acquiring Fund is intended to further rationalize the product offerings of the fund family by combining funds with identical investment objectives and similar principal investment strategies into a single combined Fund.
Before approving the Merger, the Trustees reviewed, among other things, information about the Funds and the Mergers. This included, among other things, a comparison of various factors, such as the relative sizes of the Funds, the performance records of the Funds, and the expenses of the Funds (including pro forma expense information of each Acquiring Fund following the Mergers), as well as the similarities and differences between the Funds' investment goals, principal investment strategies and specific portfolio characteristics.
The Board of Trustees of the Trust, including all of the Independent Trustees, has concluded that the Merger would be in the best interests of each Target Fund, and that existing shareholders' interests will not be diluted as a result of the Merger. Accordingly, the Trustees have submitted the Plan to the Target Fund's shareholders and unanimously recommended its approval. The Board of Trustees of the Trust has also approved the Plan on behalf of each Acquiring Fund.
For further information about the considerations of the Board of Trustees, please see the section entitled "Board Considerations."

Merger Summary (Goals, Strategies, Risks, Performance, Expense, Management and Tax Information)

The following section provides a comparison between the Funds with respect to their investment goals, principal investment strategies, fundamental investment policies, risks, performance records, sales charges and expenses. It also provides information about what the management and share class structure of your Acquiring Fund will be after the Merger. The information below is only a summary; for more detailed information, please see the rest of this prospectus/proxy statement and each Fund's prospectus and SAI (other than Class B shares of the Wells Fargo Advantage Opportunity Fund and the Wells Fargo Advantage Enterprise and Class R shares of the Wells Fargo Advantage Equity Value Fund, for which certain information can be found in Exhibit F of this prospectus/proxy statement and the Merger SAI). In this section, percentages of a Fund's "net assets" are measured as percentages of net assets plus borrowings for investment purposes. References to "we" in the principal investment strategy discussion for a Fund generally refer to Funds Management, a sub-adviser, or the portfolio manager(s).

The Wells Fargo Advantage Equity Value Fund and the Wells Fargo Advantage Emerging Growth Fund, each an Acquiring Fund, are gateway funds in a master/gateway structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other funds of Wells Fargo Advantage Funds, and may invest directly in securities, to achieve its investment objective. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

WELLS FARGO ADVANTAGE CORE EQUITY FUND INTO WELLS FARGO ADVANTAGE OPPORTUNITY FUND

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive as a result of the Merger in exchange for the shares you own in your Target Fund.

If you own this class of shares of Wells Fargo Advantage Core Equity Fund:	You will receive this class of shares of Wells Fargo Advantage Opportunity Fund:
Class A	Class A
Class B	Class B1
Class C	Class C
Administrator Class	Administrator Class
Institutional Class	Institutional Class
1	Class will be created to receive the assets of the corresponding share class set forth above.

The Acquiring Fund shares you receive as a result of the Merger will have the same total value as the total value of your Target Fund shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are the same. For additional information with respect to the share classes listed above, see the section entitled "Share Class Information." Additional information on how you can buy, redeem or exchange shares of each Fund is available in the Fund's prospectus and SAI.

Investment Goal and Strategy Comparison

The following section compares the investment goals, principal investment strategies and fundamental investment policies of the Funds. The investment goals of the Funds may be changed without shareholder approval.

The Funds' investment goals are identical in that both Funds seek long-term capital appreciation. The Funds principal investments strategies are similar in that both Funds invest at least 80% of their assets in equity securities. Although the Wells Fargo Advantage Core Equity Fund invests principally in securities of large-capitalization companies defined as companies with market capitalizations within the range of the S&P 500® Index while the Wells Fargo Advantage Opportunity Fund invests principally in securities of medium-capitalization companies defined as companies with market capitalizations within the range of the Russell Mid Cap® Index, there is nonetheless significant overlap amongst the market capitalizations of the securities held by both Funds due to the overlap of the market capitalization ranges of the S&P 500® Index and the Russell Mid Cap® Index. The Wells Fargo Advantage Core Equity Fund may invest up to 20% of its net assets in equity securities of foreign issuers while the Wells Fargo Advantage Opportunity Fund may invest up to 25% of its net assets in equity securities of foreign issuers.

A more complete description of each Fund's investment goals and strategies is below.

WELLS FARGO ADVANTAGE CORE EQUITY FUND (Target Fund)	WELLS FARGO ADVANTAGE OPPORTUNITY FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, we invest at least 80% of the Fund's net assets in equity securities of large-capitalization companies, and may invest up to 20% of the Fund's assets in equity securities of foreign issuers, including ADRs and similar investments.

Under normal circumstances, we invest at least 80% of the Fund's net assets in equity securities and up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

This strategy is not included in the Fund's principal investment strategy.

We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations within the range of the S&P 500® Index. The market capitalization range of the S&P 500® Index was $910 million to $340.9 billion, as of November 1, 2010, and is expected to change frequently.

We invest principally in equity securities of medium-capitalization companies, which we define as those within the range of market capitalizations of companies in the Russell Midcap® Index. The range of the Russell Midcap® Index was from approximately $348 million to $14.2 billion as of June 28, 2010, and is expected to change frequently.

Furthermore, we may use futures, options, or swap agreements, as well as other derivatives, to manage risk or to enhance return.	Furthermore, we may use futures, options, or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We invest in equity securities of large-capitalization companies that we believe are underpriced yet have attractive growth prospects. Our analysis is based on the determination of a company's "private market value," which is the price an investor would be willing to pay for the entire company. We determine a company's private market value based upon several types of analysis. We carry out a fundamental analysis of a company's cash flows, asset valuations, competitive situation and industry specific factors. We also gauge the company's management strength, financial health, and growth potential in determining a company's private market value. We place an emphasis on a company's management, even meeting with management in certain situations. Finally, we focus on the long-term strategic direction of a company. We then compare the private market value as determined by these factors to the company's public market capitalization, and invest in the equity securities of those companies where we believe there is a significant gap between the two.

We invest in equity securities of medium-capitalization companies that we believe are underpriced yet have attractive growth prospects. Our analysis is based on the determination of a company's "private market value,"which is the price an investor would be willing to pay for the entire company. We determine a company's private market value based upon several types of analysis. We carry out a fundamental analysis of a company's cash flows, asset valuations, competitive situation and industry specific factors. We also gauge the company's management strength, financial health, and growth potential in determining a company's private market value. We place an emphasis on a company's management, even meeting with management in certain situations. Finally, we focus on the long-term strategic direction of a company. We then compare the private market value as determined by these factors to the company's public market capitalization, and invest in the equity securities of those companies where we believe there is a significant gap between the two.

We may sell an investment when its market price no longer compares favorably with the company's private market value. In addition, we may choose to sell an investment where the fundamentals deteriorate or the strategy of the management or the management itself changes.

We may sell an investment when its market price no longer compares favorably with the company's private market value. In addition, we may choose to sell an investment where the fundamentals deteriorate or the strategy of the management or the management itself changes.

The fundamental investment policies of the Funds are identical, except for each Fund's Concentration Policy, which are similar. For a comparative chart of fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

The principal risks of the Target Fund are substantially similar, but not identical, to those of the Acquiring Fund due to the similarity of the Target Fund's and the Acquiring Fund's investment goals and strategies. Although each of the Funds may be subject to all or substantially all of the risks listed below, they may be subject to a particular risk to different degrees or not at all. For example, because the Target Fund does not invest in smaller company securities as part of its principal investment strategy, the Target Fund is not subject to smaller company securities risk as a principal investment risk. Additionally, since the Target Fund does not engage in foreign currency hedging as part of its principal investment strategy, the Target Fund is not subject to foreign currency transactions risk as a principal risk. In addition, there may be differences in risk disclosure in the Funds' prospectuses that do not necessarily correspond to actual differences in strategies.

The below table compares the principal risks factors of the Target Fund with those of the Acquiring Fund. These risks are described in the section entitled "Risk Descriptions."

WELLS FARGO ADVANTAGE CORE EQUITY FUND (Target Fund)	WELLS FARGO ADVANTAGE OPPORTUNITY FUND (Acquiring Fund)
Counter-Party Risk	Counter-Party Risk
Derivatives Risk	Derivatives Risk
Not subject to Foreign Currency Transactions Risk	Foreign Currency Transactions Risk
Foreign Investment Risk	Foreign Investment Risk
Growth Style Investment Risk	Growth Style Investment Risk
Issuer Risk	Issuer Risk
Larger Company Securities Risk	Not subject to Larger Company Securities Risk
Leverage Risk	Leverage Risk
Liquidity Risk	Liquidity Risk
Management Risk	Management Risk
Market Risk	Market Risk
Regulatory Risk	Regulatory Risk
Not subject to Smaller Company Securities Risk	Smaller Company Securities Risk
Value Style Investment Risk	Value Style Investment Risk

In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund's related risks, are set forth in the Fund's prospectus and SAI.

Fund Performance Comparison

The following information provides some indication of the risks of investing in each Fund by showing changes in each Fund's performance from year to year. Each Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Past performance before and after taxes is no guarantee of future results. Current month-end performance information is available at www.wellsfargo.com/advantagefunds.

For additional information about the performance history of the Funds, please see Exhibit C.

Calendar Year Total Return for Class A Shares (%) for the Wells Fargo Advantage Core Equity Fund as of 12/31 each year

Highest Quarter:	2nd Quarter 2009	+18.59%
Lowest Quarter:	4th Quarter 2008	-21.98%
Year-to-date total return as of 3/31/2011 is +6.25%

Average Annual Total Returns for the periods ended 12/31/2010 (Returns reflect applicable sales charges)
Wells Fargo Advantage Core Equity Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	1/3/1995	9.46%	3.67%	2.49%
Class A (after taxes on distributions)	1/3/1995	9.38%	3.38%	2.00%
Class A (after taxes on distributions and the sale of Fund Shares)	1/3/1995	6.25%	3.11%	2.00%
Class B (before taxes)	1/3/1995	10.32%	3.80%	2.58%
Class C (before taxes)	1/3/1995	14.26%	4.14%	2.35%
Administrator Class (before taxes)	10/15/1986	16.42%	5.18%	3.38%
Institutional Class (before taxes)	7/30/2010	16.53%	5.20%	3.39%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		15.06%	2.29%	1.41%

Calendar Year Total Return for Class A Shares (%) for the Wells Fargo Advantage Opportunity Fund as of 12/31 each year

Highest Quarter:	2nd Quarter 2009	+22.79%
Lowest Quarter:	4th Quarter 2008	-29.16%
Year-to-date total return as of 3/31/2011 is +6.58%

Average Annual Total Returns for the periods ended 12/31/2010 (Returns reflect applicable sales charges)
Wells Fargo Advantage Opportunity Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	2/24/2000	14.33%	3.36%	3.49%
Class A (after taxes on distributions)	2/24/2000	14.33%	1.93%	2.53%
Class A (after taxes on distributions and the sale of Fund Shares)	2/24/2000	9.31%	2.46%	2.73%
Class B (before taxes)	8/26/2011	14.33%	3.36%	3.49%
Class C (before taxes)	3/31/2008	19.45%	3.81%	3.47%
Administrator Class (before taxes)	8/30/2002	21.63%	4.85%	4.40%
Institutional Class (before taxes)	7/30/2010	21.72%	4.87%	4.41%
Russell Midcap® Index (reflects no deduction for fees, expenses, or taxes)		25.48%	4.66%	6.54%

Shareholder Fee and Fund Expense Comparison

For information about the share class of the Acquiring Fund that you will receive in connection with the Merger, please see the section entitled "Share Class Information" above.

This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund.

The following tables entitled "Shareholder Fees" allow you to compare the maximum sales charges of the Funds. The Pro Forma table also shows you what the sales charges will be, assuming the Merger takes place. The sales charges and expenses for each class of shares of your Target Fund are identical to those of the corresponding class of shares of the Acquiring Fund. The Target Fund shareholders will not pay any front-end or deferred sales charges in connection with the Merger.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of Wells Fargo Advantage Funds. More information about these and other discounts is available in the "Buying, Selling and Exchanging Funds Shares" section of this prospectus/proxy statement and from your financial professional and in the Funds' prospectuses.

The following tables entitled "Annual Fund Operating Expenses" allow you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for each Fund set forth in the following tables are based on the actual expenses incurred for each Fund's most recent fiscal year end: July 31, 2010 for the Wells Fargo Advantage Core Equity Fund and September 30, 2010 for the Wells Fargo Advantage Opportunity Fund. The pro forma expense table shows you what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund for the twelve-month period ended March 31, 2011, assuming the Merger had taken place at the beginning of that period.

Shareholder Fees (fees paid directly from your investment)

Wells Fargo Advantage Core Equity Fund
	Class A	Class B	Class C	Administrator Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	5.00%	1.00%	None	None

Wells Fargo Advantage Opportunity Fund (Pre-Merger)
	Class A	Class C	Administrator Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	1.00%	None	None

Wells Fargo Advantage Opportunity Fund (Pro Forma)
	Class A	Class B	Class C	Administrator Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Core Equity Fund
	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses[1]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Fee Waiver[2]
Class A	0.64%	0.00%	0.63%	1.27%	0.02%	1.25%
Class B	0.64%	0.75%	0.63%	2.02%	0.02%	2.00%
Class C	0.64%	0.75%	0.63%	2.02%	0.02%	2.00%
Administrator Class	0.64%	0.00%	0.47%	1.11%	0.11%	1.00%
Institutional Class	0.64%	0.00%	0.20%	0.84%	0.09%	0.75%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses After Fee Waiver shown. After this time, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.

Wells Fargo Advantage Opportunity Fund (Pre-Merger)
	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses[1]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Fee Waiver[2]
Class A	0.68%	0.00%	0.60%	1.28%	0.00%	1.28%
Class C	0.68%	0.75%	0.60%	2.03%	0.00%	2.03%
Administrator Class	0.68%	0.00%	0.44%	1.12%	0.08%	1.04%
Institutional Class	0.68%	0.00%	0.17%	0.85%	0.00%	0.85%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	Funds Management has committed through January 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 1.29% for Class A, 2.04% for Class C, 1.04% for Administrator Class, and 0.85% for Institutional Class. After this time, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.

Wells Fargo Advantage Opportunity Fund (Pro Forma)
	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses[1]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Fee Waiver[2]
Class A	0.67%	0.00%	0.59%	1.26%	0.01%	1.25%
Class B	0.67%	0.75%	0.59%	2.01%	0.01%	2.00%
Class C	0.67%	0.75%	0.59%	2.01%	0.01%	2.00%
Administrator Class	0.67%	0.00%	0.43%	1.10%	0.10%	1.00%
Institutional Class	0.67%	0.00%	0.16%	0.83%	0.08%	0.75%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	Funds Management has committed from the date of the Merger through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses After Fee Waiver shown. After this time, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.

Example of Fund Expenses

The example below is intended to help you compare the costs of investing in the Target Fund with the costs of investing in the Acquiring Fund, both before and after the Merger, and are for illustration only. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The fee waiver in the Total Annual Fund Operating Expenses After Fee Waiver is only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage Core Equity Fund
	If you sold your shares, you would pay:					If you held your shares, you would pay:
After:	Class A	Class B	Class C	Administrator Class	Institutional Class	Class B	Class C
1 Year	$695	$703	$303	$102	$77	$203	$203
3 Years	$949	$927	$627	$318	$240	$627	$627
5 Years	$1,226	$1,282	$1,082	$578	$438	$1,082	$1,082
10 Years	$2,015	$2,059	$2,343	$1,320	$1,011	$2,059	$2,343

Wells Fargo Advantage Opportunity Fund (Pre-Merger)
	If you sold your shares, you would pay:				If you held your shares, you would pay:
After:	Class A	Class C	Administrator Class	Institutional Class	Class C
1 Year	$698	$306	$106	$87	$206
3 Years	$958	$637	$348	$271	$637
5 Years	$1,237	$1,093	$609	$471	$1,093
10 Years	$2,031	$2,358	$1,356	$1,049	$2,358

Wells Fargo Advantage Opportunity Fund (Pro Forma)
	If you sold your shares, you would pay:					If you held your shares, you would pay:
After:	Class A	Class B	Class C	Administrator Class	Institutional Class	Class B	Class C
1 Year	$695	$703	$303	$102	$77	$203	$203
3 Years	$950	$929	$629	$329	$249	$629	$629
5 Years	$1,225	$1,281	$1,081	$586	$444	$1,081	$1,081
10 Years	$2,008	$2,052	$2,336	$1,322	$1,010	$2,052	$2,336

The Wells Fargo Advantage Core Equity Fund and the Wells Fargo Advantage Opportunity Fund have each adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") for Class B and Class C shares. Each Fund has a shareholder servicing fee of up to 0.25% for Class A, Class B, Class C and Administrator Class shares.

Portfolio Turnover. The Target Fund and Acquiring Fund pay transaction costs, such as commissions or dealer mark-ups, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund's performance. During the most recent fiscal year, the Target Fund's portfolio turnover rate was 25% of the average value of its portfolio and the Acquiring Fund's portfolio turnover rate was 42% of the average value of its portfolio.

Fund Management Information

The following table identifies the investment adviser, investment sub-adviser and portfolio manager(s) for the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled "Management of the Funds."

Wells Fargo Advantage Opportunity Fund
Investment Adviser	Wells Fargo Funds Management, LLC
Investment Sub-Adviser	Wells Capital Management Incorporated
Portfolio Manager, Title/Managed Since	Ann M. Miletti, Portfolio Manager / 2001 Thomas D. Wooden, CFA, Portfolio Manager / 2011

Tax Information

It is expected that the Merger will be tax-free to the Funds and their shareholders for U.S. federal income tax purposes, and receipt of an opinion substantially to that effect from Proskauer Rose LLP, special tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. This means that neither shareholders nor your Target or Acquiring Fund will recognize a gain or loss for U.S. federal income tax purposes directly as a result of the Merger. However, because the Merger will end the tax year of your Target Fund, the Merger may accelerate taxable distributions from your Target Fund to its shareholders.

The cost basis and holding period of your Target Fund shares will carry over to the shares of the Acquiring Fund you receive as a result of the Merger for U.S. federal income tax purposes. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition  of a gain or loss to the shareholder for U.S. federal income tax purposes if the shareholder holds the shares in a taxable account.

A substantial portion of the securities held by your Target Fund may be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to your Target Fund and increased taxable distributions to shareholders of your Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and your Target Fund's basis in such assets. Any net realized capital gain from sales that occur prior to the Merger will be distributed to your Target Fund's shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gain over net realized short-term capital loss) and/or ordinary dividends (to the extent of the excess of net realized short-term capital gain over net realized long-term capital loss) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders.

Certain other U.S. federal income tax consequences are discussed below under "Material U.S. Federal Income Tax Consequences of the Mergers."

WELLS FARGO ADVANTAGE CLASSIC VALUE FUND INTO WELLS FARGO ADVANTAGE EQUITY VALUE FUND

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive as a result of the Merger in exchange for the shares you own in your Target Fund.

If you own this class of shares of Wells Fargo Advantage Classic Value Fund:	You will receive this class of shares of Wells Fargo Advantage Equity Value Fund:
Class A	Class A
Class B	Class B
Class C	Class C
Administrator Class	Administrator Class
Institutional Class	Institutional Class
Class R	Class R1
1	Class will be created to receive the assets of the corresponding share class set forth above.

The Acquiring Fund shares you receive as a result of the Merger will have the same total value as the total value of your Target Fund shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are the same. For additional information with respect to the share classes listed above, see the section entitled "Share Class Information." Additional information on how you can buy, redeem or exchange shares of each Fund is available in the Fund's prospectus and SAI.

Investment Goal and Strategy Comparison

The following section compares the investment goals, principal investment strategies and fundamental investment policies of the Funds. The investment goals of the Funds may be changed without shareholder approval.

The Funds' investment goals are identical and their investment strategies are similar. Each Fund seeks long-term capital appreciation. In addition, each Fund normally invests at least 80% of its assets in equity securities of large-capitalization companies. One difference between the Funds' investment strategies is that the Wells Fargo Advantage Classic Value Fund has a policy that allows it to invest up to 20% of its total assets in equity securities of foreign issuers, whereas the Wells Fargo Advantage Equity Value Fund does not invest in foreign securities as part of its principal investment strategy. This distinction means the Wells Fargo Advantage Classic Value Fund may invest a greater percentage of its assets in equity securities of foreign issuers than the Wells Fargo Advantage Equity Value Fund. Also, unlike the Wells Fargo Advantage Classic Value Fund, the Wells Fargo Advantage Equity Value Fund is a gateway fund that invests substantially all of its assets in a master portfolio, the Wells Fargo Advantage Equity Value Portfolio. A more complete description of each Fund's investment goals and strategies is provided below.

WELLS FARGO ADVANTAGE CLASSIC VALUE FUND (Target Fund)	WELLS FARGO ADVANTAGE EQUITY VALUE FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, we invest at least 80% of the Fund's net assets in equity securities of large-capitalization companies and up to 20% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

Under normal circumstances, we invest at least 80% of the Fund's net assets in equity securities of large-capitalization companies.
This strategy is not included in the Fund's principal investment strategy.

The Fund is a gateway fund that invests substantially all of its assets in the Equity Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 1000® Index. The market capitalization range of the Russell 1000® Index was $348 million to $275 billion, as of June 28, 2010, and is expected to change frequently.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 1000® Index. The market capitalization range of the Russell 1000® Index was $348 million to $275 billion, as of June 28, 2010, and is expected to change frequently.

Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.	Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We look for significantly undervalued companies that we believe have the potential for above average capital growth with below average risk. Rigorous fundamental research drives our search for undervalued, high quality companies; which we define as industry leaders with strong balance sheets and superior cash flows. We utilize quantitative screens to narrow the investment universe by assessing companies' financial statement strength and looking for high cash flows and low financial leverage. Through detailed qualitative research we then identify stocks valued below their estimated intrinsic value with hidden opportunities for above-average appreciation. Typical investments include stocks of companies that have low price-to-earnings ratios, are generally out of favor in the marketplace, are selling significantly below their stated or replacement book value or are undergoing a reorganization or other corporate action that may create above-average price appreciation.

In making investment decisions for the Fund, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund. Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process and manage the portfolio's overall risk profile.

We regularly review the investments of the portfolio and may sell a portfolio holding when a stock's price nears its intrinsic value appreciation target, the macro environment becomes unfavorable, short-term downside risks increase, the company's fundamentals have deteriorated or we identify a more attractive investment opportunity.

We generally consider selling a stock when it has achieved its fair value, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.

The fundamental investment policies of the Funds are identical. For a comparative chart of fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

The principal risks of the Target Fund are substantially similar, but not identical, to those of the Acquiring Fund, due to the similarity of the Target Fund's and the Acquiring Fund's investment goals and strategies. Although each of the Funds may be subject to all or substantially all of the risks listed below, they may be subject to a particular risk to different degrees or not at all. For example, because the Acquiring Fund does not invest in foreign securities as part of its principal investment strategy, the Acquiring Fund is not subject to foreign securities risk as a principal investment risk. In addition, there may be differences in risk disclosure in the Fund's prospectuses that do not necessarily correspond to actual differences in strategies.

The below table compares the principal risks factors of the Target Fund with those of the Acquiring Fund. These risks are described in the section entitled "Risk Descriptions."

WELLS FARGO ADVANTAGE CLASSIC VALUE FUND (Target Fund)	WELLS FARGO ADVANTAGE EQUITY VALUE FUND (Acquiring Fund)
Counter-Party Risk	Counter-Party Risk
Derivatives Risk	Derivatives Risk
Foreign Investment Risk	Not subject to Foreign Investment Risk
Issuer Risk	Issuer Risk
Larger Company Securities Risk	Larger Company Securities Risk
Leverage Risk	Leverage Risk
Liquidity Risk	Liquidity Risk
Management Risk	Management Risk
Market Risk	Market Risk
Regulatory Risk	Regulatory Risk
Value Style Investment Risk	Value Style Investment Risk

In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund's related risks, are set forth in the Fund's prospectus and SAI.

Fund Performance Comparison

The following information provides some indication of the risks of investing in each Fund by showing changes in each Fund's performance from year to year. Each Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Past performance before and after taxes is no guarantee of future results. Current month-end performance information is available at www.wellsfargo.com/advantagefunds.

For additional information about the performance history of the Funds, please see Exhibit C.

Calendar Year Total Return for Administrator Class Shares (%) for the Wells Fargo Advantage Classic Value Fund as of 12/31 each year

Highest Quarter:	2nd Quarter 2009	+19.57%
Lowest Quarter:	4th Quarter 2008	-22.71%
Year-to-date total return as of 3/31/2011 is +6.73%

Average Annual Total Returns for the periods ended 12/31/2010 (Returns reflect applicable sales charges)
Wells Fargo Advantage Classic Value Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	1/3/1995	6.95%	1.00%	2.63%
Class B (before taxes)	1/3/1995	7.61%	1.14%	2.71%
Class C (before taxes)	1/3/1995	11.63%	1.45%	2.48%
Administrator Class (before taxes)	8/31/1978	13.78%	2.48%	3.52%
Administrator Class (after taxes on distributions)	8/31/1978	13.60%	1.38%	2.46%
Administrator Class (after taxes on distributions and the sale of Fund Shares)	8/31/1978	9.16%	1.89%	2.68%
Institutional Class (before taxes)	7/30/2010	13.88%	2.49%	3.53%
Class R (before taxes)	10/10/2003	13.20%	1.96%	2.99%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)		15.51%	1.28%	3.26%

Calendar Year Total Return for Administrator Class Shares (%) for the Wells Fargo Advantage Equity Value Fund as of 12/31 each year

Highest Quarter:	3rd Quarter 2009	+19.43%
Lowest Quarter:	4th Quarter 2008	-22.00%
Year-to-date total return as of 3/31/2011 is +6.57%

Average Annual Total Returns for the periods ended 12/31/2010 (Returns reflect applicable sales charges)
Wells Fargo Advantage Equity Value Fund	Inception Date of Share Class	1 Year	5 Year	Performance Since 8/29/2003
Class A (before taxes)	8/29/2003	10.07%	0.31%	4.93%
Class B (before taxes)	8/29/2003	10.92%	0.38%	5.04%
Class C (before taxes)	8/29/2003	14.95%	0.74%	4.99%
Administrator Class (before taxes)	8/29/2003	17.12%	1.81%	6.08%
Administrator Class (after taxes on distributions)	8/29/2003	17.03%	1.18%	5.62%
Administrator Class (after taxes on distributions and the sale of Fund Shares)	8/29/2003	11.24%	1.37%	5.17%
Institutional Class (before taxes)	8/31/2006	17.34%	1.99%	6.22%
Class R (before taxes)	8/26/2011	17.12%	1.81%	6.08%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)		15.51%	1.28%	5.70%

Shareholder Fee and Fund Expense Comparison

For information about the share class of the Acquiring Fund that you will receive in connection with the Merger, please see the section entitled "Share Class Information" above.

This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund.

The following tables entitled "Shareholder Fees" allow you to compare the maximum sales charges of the Funds. The Pro Forma table also shows you what the sales charges will be, assuming the Merger takes place. The sales charges and expenses for each class of shares of your Target Fund are identical to those of the corresponding class of shares of the Acquiring Fund. The Target Fund shareholders will not pay any front-end or deferred sales charges in connection with the Merger.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of Wells Fargo Advantage Funds. More information about these and other discounts is available in the "Buying, Selling and Exchanging Funds Shares" section of this prospectus/proxy statement and from your financial professional and in the Funds' prospectuses.

The following tables entitled "Annual Fund Operating Expenses" allow you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for each Fund set forth in the following tables are based on the actual expenses incurred for each Fund's most recent fiscal year end: July 31, 2010 for the Wells Fargo Advantage Classic Value Fund and September 30, 2010 for the Wells Fargo Advantage Equity Value Fund. The pro forma expense table shows you what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund for the twelve-month period ended March 31, 2011, assuming the Merger had taken place at the beginning of that period.

Shareholder Fees (fees paid directly from your investment)

Wells Fargo Advantage Classic Value Fund
	Class A	Class B	Class C	Class R	Administrator Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	5.00%	1.00%	None	None	None

Wells Fargo Advantage Equity Value Fund (Pre-Merger)
	Class A	Class B	Class C	Administrator Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	5.00%	1.00%	None	None

Wells Fargo Advantage Equity Value Fund (Pro Forma)
	Class A	Class B	Class C	Class R	Administrator Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	5.00%	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Classic Value Fund
	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses[1]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Fee Waiver[2]
Class A	0.64%	0.00%	0.63%	1.27%	0.02%	1.25%
Class B	0.64%	0.75%	0.63%	2.02%	0.02%	2.00%
Class C	0.64%	0.75%	0.63%	2.02%	0.02%	2.00%
Class R	0.64%	0.25%	0.63%	1.52%	0.02%	1.50%
Administrator Class	0.64%	0.00%	0.47%	1.11%	0.11%	1.00%
Institutional Class	0.64%	0.00%	0.20%	0.84%	0.09%	0.75%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses After Fee Waiver shown. After this time, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.

Wells Fargo Advantage Equity Value Fund (Pre-Merger)
	Management Fees[1]	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses2,[3]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Fee Waiver[4]
Class A	0.65%	0.00%	0.64%	1.29%	0.04%	1.25%
Class B	0.65%	0.75%	0.64%	2.04%	0.04%	2.00%
Class C	0.65%	0.75%	0.64%	2.04%	0.04%	2.00%
Administrator Class	0.65%	0.00%	0.48%	1.13%	0.13%	1.00%
Institutional Class	0.65%	0.00%	0.21%	0.86%	0.11%	0.75%
1	Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets.
2	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
3	Includes gross expenses allocated from the master portfolio in which the Fund invests.
4	Funds Management has committed through January 31, 2012, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes, and extraordinary expenses, do not exceed the Total Annual Fund Operating Expenses After Fee Waiver shown. After this date, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.

Wells Fargo Advantage Equity Value Fund (Pro Forma)
	Management Fees[1]	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses2,[3]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Fee Waiver[4]
Class A	0.63%	0.00%	0.63%	1.26%	0.02%	1.24%
Class B	0.63%	0.75%	0.63%	2.01%	0.02%	1.99%
Class C	0.63%	0.75%	0.63%	2.01%	0.02%	1.99%
Class R	0.63%	0.25%	0.63%	1.51%	0.02%	1.49%
Administrator Class	0.63%	0.00%	0.47%	1.10%	0.10%	1.00%
Institutional Class	0.63%	0.00%	0.20%	0.83%	0.08%	0.75%
1	Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets.
2	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
3	Includes gross expenses allocated from the master portfolio in which the Fund invests.
4	Funds Management has committed from the date of the Merger through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes, and extraordinary expenses, do not exceed the Total Annual Fund Operating Expenses After Fee Waiver shown. After this date, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.

Example of Fund Expenses

The example below is intended to help you compare the costs of investing in the Target Fund with the costs of investing in the Acquiring Fund, both before and after the Merger, and are for illustration only. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The fee waiver in the Total Annual Fund Operating Expenses After Fee Waiver is only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage Classic Value Fund
	If you sold your shares, you would pay:						If you held your shares, you would pay:
After:	Class A	Class B	Class C	Class R	Administrator Class	Institutional Class	Class B	Class C
1 Year	$695	$703	$303	$153	$102	$77	$203	$203
3 Years	$949	$927	$627	$474	$318	$240	$627	$627
5 Years	$1,226	$1,282	$1,082	$823	$578	$438	$1,082	$1,082
10 Years	$2,015	$2,059	$2,343	$1,807	$1,320	$1,011	$2,059	$2,343

Wells Fargo Advantage Equity Value Fund (Pre-Merger)
	If you sold your shares, you would pay:					If you held your shares, you would pay:
After:	Class A	Class B	Class C	Administrator Class	Institutional Class	Class B	Class C
1 Year	$695	$703	$303	$102	$77	$203	$203
3 Years	$957	$936	$636	$346	$263	$636	$636
5 Years	$1,238	$1,295	$1,095	$610	$466	$1,095	$1,095
10 Years	$2,039	$2,083	$2,366	$1,363	$1,051	$2,083	$2,366

Wells Fargo Advantage Equity Value Fund (Pro Forma)
	If you sold your shares, you would pay:						If you held your shares, you would pay:
After:	Class A	Class B	Class C	Class R	Administrator Class	Institutional Class	Class B	Class C
1 Year	$694	$702	$302	$152	$102	$77	$202	$202
3 Years	$948	$927	$627	$473	$329	$249	$627	$627
5 Years	$1,223	$1,279	$1,079	$820	$586	$444	$1,079	$1,079
10 Years	$2,007	$2,050	$2,334	$1,798	$1,322	$1,010	$2,050	$2,334

The Wells Fargo Advantage Classic Value Fund and the Wells Fargo Advantage Equity Value Fund have each adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") for Class B, Class C and Class R shares. Each Fund has a shareholder servicing fee of up to 0.25% for Class A, Class B, Class C, Class R and Administrator Class shares.

Portfolio Turnover. The Target Fund and Acquiring Fund pay transaction costs, such as commissions or dealer mark-ups, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund's performance. During the most recent fiscal year, the Target Fund's portfolio turnover rate was 21% of the average value of its portfolio and the Acquiring Fund's portfolio turnover rate was 122% of the average value of its portfolio.

Fund Management Information

The following table identifies the investment adviser, investment sub-adviser and portfolio manager(s) for the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled "Management of the Funds."

Wells Fargo Advantage Equity Value Fund
Investment Adviser	Wells Fargo Funds Management, LLC
Investment Sub-adviser	Systematic Financial Management, L.P.
Portfolio Manager, Title/Managed Since	D. Kevin McCreesh, CFA, Portfolio Manager / 2003 Ronald M. Mushock, CFA, Portfolio Manager / 2003

Tax Information

It is expected that the Merger will be tax-free to the Funds and their shareholders for U.S. federal income tax purposes, and receipt of an opinion substantially to that effect from Proskauer Rose LLP, special tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. This means that neither shareholders nor your Target or Acquiring Fund will recognize a gain or loss for U.S. federal income tax purposes directly as a result of the Merger. However, because the Merger will end the tax year of your Target Fund, the Merger may accelerate taxable distributions from your Target Fund to its shareholders.

The cost basis and holding period of your Target Fund shares will carry over to the shares of the Acquiring Fund you receive as a result of the Merger for U.S. federal income tax purposes. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition  of a gain or loss to the shareholder for U.S. federal income tax purposes if the shareholder holds the shares in a taxable account.

A substantial portion of the securities held by your Target Fund may be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to your Target Fund and increased taxable distributions to shareholders of your Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and your Target Fund's basis in such assets. Any net realized capital gain from sales that occur prior to the Merger will be distributed to your Target Fund's shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gain over net realized short-term capital loss) and/or ordinary dividends (to the extent of the excess of net realized short-term capital gain over net realized long-term capital loss) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders. The foregoing discussion of the U.S. federal income tax consequences of a disposition of securities by your Target Fund does not apply to your Target Fund's redemption of an interest in a master portfolio in connection with your Merger. In general, neither your Target Fund nor the master portfolio will recognize a gain or loss as a result of such redemption.

U.S. federal income tax law generally in effect for this purpose permits each of the Funds to carry forward net capital losses for up to eight taxable years. Your Target Fund may be presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as detailed in "Material U.S. Federal Income Tax Consequences of the Mergers." Your Merger will cause the tax year of your Target Fund to close, resulting in an earlier expiration of net capital loss carryforwards than would otherwise occur. In addition, your Merger is expected to result in a limitation on the ability of the Acquiring Fund to use its own capital loss carryforwards, if any, and, potentially, to use unrealized capital losses inherent in the tax basis of its current assets, if any, once realized.

Certain other U.S. federal income tax consequences are discussed below under "Material U.S. Federal Income Tax Consequences of the Mergers."

WELLS FARGO ADVANTAGE MID CAP GROWTH FUND INTO WELLS FARGO ADVANTAGE ENTERPRISE FUND

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive as a result of the Merger in exchange for the shares you own in your Target Fund.

If you own this class of shares of Wells Fargo Advantage Mid Cap Growth Fund:	You will receive this class of shares of Wells Fargo Advantage Enterprise Fund:
Class A	Class A
Class B	Class B1
Class C	Class C
Administrator Class	Administrator Class
Institutional Class	Institutional Class
Investor Class	Investor Class
1	Class will be created to receive the assets of the corresponding share class set forth above.

The Acquiring Fund shares you receive as a result of the Merger will have the same total value as the total value of your Target Fund shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are the same. For additional information with respect to the share classes listed above, see the section entitled "Share Class Information." Additional information on how you can buy, redeem or exchange shares of each Fund is available in the Fund's prospectus and SAI.

Investment Goal and Strategy Comparison

The following section compares the investment goals, principal investment strategies and fundamental investment policies of the Funds. The investment goals of the Funds may be changed without shareholder approval.

The Funds' investment goals are identical and the Funds' principal investment strategies are similar. Both Funds seek long-term capital appreciation by investing at least 80% of their net assets in equity securities of medium-capitalization companies. The Wells Fargo Advantage Enterprise Fund may invest up to 25% of its total assets in equity securities of foreign issuers through ADRs and similar investments while the Wells Fargo Advantage Mid Cap Growth Fund does not have a similar investment policy. This means that, relative to the Target Fund, the Acquiring Fund has the ability to invest a greater percentage of its assets in equity securities of foreign issuers.

A more complete description of each Fund's investment goals and strategies is below.

WELLS FARGO ADVANTAGE MID CAP GROWTH FUND (Target Fund)	WELLS FARGO ADVANTAGE ENTERPRISE FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, we invest at least 80% of the Fund's net assets in equity securities of medium-capitalization companies.

Under normal circumstances, we invest at least 80% of the Fund's net assets in equity securities of medium-capitalization companies and up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

We invest principally in the equity securities of medium-capitalization companies. We define medium-capitalization companies as securities of companies with market capitalization within the range of the Russell Midcap® Index, which ranged from approximately $348 million to $14.2 billion as of June 28, 2010, and is expected to change frequently.

We invest in equity securities of companies of any size, although we invest principally in the equity securities of medium-capitalization companies. We define medium-capitalization companies as securities of companies with market capitalization within the range of the Russell Midcap® Index, which ranged from approximately $348 million to $14.2 billion as of June 28, 2010, and is expected to change frequently.

Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.	Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. We typically use a discounted cash flow model or other similar valuation techniques to assess a firm's future profit growth in order to set price objectives. In addition to meeting with management, we take a surround the company approach by surveying a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (i.e., our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors.

We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. We typically use a discounted cash flow model or other similar valuation techniques to assess a firm's future profit growth in order to set price objectives. In addition to meeting with management, we take a surround the company approach by surveying a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (i.e., our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors.

We may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

We may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We may actively trade portfolio securities.

The fundamental investment policies of the Funds are identical. For a comparative chart of fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

The principal risks of the Target Fund are substantially similar, but not identical, to those of the Acquiring Fund, due to the similarity of the Target Fund's and the Acquiring Fund's investment goals and strategies. Although each of the Funds may be subject to all or substantially all of the risks listed below, they may be subject to a particular risk to different degrees or not at all. For example, because the Target Fund does not invest in foreign securities as part of its principal investment strategy, the Target Fund is not subject to foreign securities risk as a principal investment risk. In addition, there may be differences in risk disclosure in the Fund's prospectuses that do not necessarily correspond to actual differences in strategies.

The below table compares the principal risks factors of the Target Fund with those of the Acquiring Fund. These risks are described in the section entitled "Risk Descriptions."

WELLS FARGO ADVANTAGE MID CAP GROWTH FUND (Target Fund)	WELLS FARGO ADVANTAGE ENTERPRISE FUND (Acquiring Fund)
Counter-Party Risk	Counter-Party Risk
Derivatives Risk	Derivatives Risk
Not subject to Foreign Investment Risk	Foreign Investment Risk
Growth Style Investment Risk	Growth Style Investment Risk
Issuer Risk	Issuer Risk
Leverage Risk	Leverage Risk
Liquidity Risk	Liquidity Risk
Management Risk	Management Risk
Market Risk	Market Risk
Regulatory Risk	Regulatory Risk
Sector Emphasis Risk	Sector Emphasis Risk
Smaller Company Securities Risk	Smaller Company Securities Risk

In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund's related risks, are set forth in the Fund's prospectus and SAI.

Fund Performance Comparison

The following information provides some indication of the risks of investing in each Fund by showing changes in each Fund's performance from year to year. Each Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Past performance before and after taxes is no guarantee of future results. Current month-end performance information is available at www.wellsfargo.com/advantagefunds.

For additional information about the performance history of the Funds, please see Exhibit C.

Calendar Year Total Return for Class A Shares (%) for the Wells Fargo Advantage Mid Cap Growth Fund as of 12/31 each year

Highest Quarter:	3rd Quarter 2009	+20.36%
Lowest Quarter:	4th Quarter 2008	-30.19%
Year-to-date total return as of 3/31/2011 is +5.58%

Average Annual Total Returns for the periods ended 12/31/2010 (Returns reflect applicable sales charges)
Wells Fargo Advantage Mid Cap Growth Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	12/30/1994	14.17%	5.58%	2.36%
Class A (after taxes on distributions)	12/30/1994	14.16%	4.00%	1.08%
Class A (after taxes on distributions and the sale of Fund Shares)	12/30/1994	9.22%	4.15%	1.47%
Class B (before taxes)	6/6/2003	15.00%	5.58%	2.44%
Class C (before taxes)	6/6/2003	19.00%	5.95%	2.15%
Administrator Class (before taxes)	3/31/2008	20.91%	6.96%	3.03%
Institutional Class (before taxes)	3/31/2008	21.27%	7.07%	3.08%
Investor Class (before taxes)	4/8/2005	20.84%	6.68%	2.83%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)		26.38%	4.88%	3.12%

Calendar Year Total Return for Class A shares (%) for the Wells Fargo Advantage Enterprise Fund as of 12/31 each year

Highest Quarter:	3rd Quarter 2009	+17.45%
Lowest Quarter:	4th Quarter 2008	-28.89%
Year-to-date total return as of 3/31/2011 is +7.18%

Average Annual Total Returns for the periods ended 12/31/2010 (Returns reflect applicable sales charges)
Wells Fargo Advantage Enterprise Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	2/24/2000	21.33%	3.78%	1.48%
Class A (after taxes on distributions)	2/24/2000	21.33%	3.78%	1.48%
Class A (after taxes on distributions and the sale of Fund Shares)	2/24/2000	13.87%	3.25%	1.27%
Class C (before taxes)	3/31/2008	26.79%	4.24%	1.49%
Administrator Class (before taxes)	8/30/2002	28.95%	5.27%	2.34%
Institutional Class (before taxes)	6/30/2003	29.29%	5.54%	2.48%
Investor Class (before taxes)	9/30/1998	28.64%	4.89%	1.95%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)		26.38%	4.88%	3.12%

Shareholder Fee and Fund Expense Comparison

For information about the share class of the Acquiring Fund that you will receive in connection with the Merger, please see the section entitled "Share Class Information" above.

This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund.

The following tables entitled "Shareholder Fees" allow you to compare the maximum sales charges of the Funds. The Pro Forma table also shows you what the sales charges will be, assuming the Merger takes place. The sales charges and expenses for each class of shares of your Target Fund are identical to those of the corresponding class of shares of the Acquiring Fund. The Target Fund shareholders will not pay any front-end or deferred sales charges in connection with the Merger.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of Wells Fargo Advantage Funds. More information about these and other discounts is available in the "Buying, Selling and Exchanging Funds Shares" section of this prospectus/proxy statement and from your financial professional and in the Funds' prospectuses.

The following tables entitled "Annual Fund Operating Expenses" allow you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for both Funds set forth in the following tables are based on the actual expenses incurred for the twelve-month period ended September 30, 2010. The pro forma expense table shows you what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund for the twelve-month period ended March 31, 2011, assuming the Merger had taken place at the beginning of that period.

Shareholder Fees (fees paid directly from your investment)

Wells Fargo Advantage Mid Cap Growth Fund
	Class A	Class B	Class C	Administrator Class	Institutional Class	Investor Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	5.00%	1.00%	None	None	None

Wells Fargo Advantage Enterprise Fund (Pre-Merger)
	Class A	Class C	Administrator Class	Institutional Class	Investor Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	1.00%	None	None	None

Wells Fargo Advantage Enterprise Fund (Pro Forma)
	Class A	Class B	Class C	Administrator Class	Institutional Class	Investor Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	5.00%	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Mid Cap Growth Fund
	Management Fees	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Fee Waiver[2]
Class A	0.70%	0.00%	0.65%	0.01%	1.36%	0.17%	1.19%
Class B	0.70%	0.75%	0.65%	0.01%	2.11%	0.17%	1.94%
Class C	0.70%	0.75%	0.65%	0.01%	2.11%	0.17%	1.94%
Administrator Class	0.70%	0.00%	0.49%	0.01%	1.20%	0.04%	1.16%
Institutional Class	0.70%	0.00%	0.22%	0.01%	0.93%	0.07%	0.86%
Investor Class	0.70%	0.00%	0.72%	0.01%	1.43%	0.17%	1.26%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 1.18% for Class A, 1.93% for Class B, 1.93% for Class C, 1.15% for Administrator Class, 0.85% for Institutional Class, and 1.25% for Investor Class. After this time, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.

Wells Fargo Advantage Enterprise Fund (Pre-Merger)
	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses[1]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Fee Waiver[2]
Class A	0.70%	0.00%	0.63%	1.33%	0.03%	1.30%
Class C	0.70%	0.75%	0.63%	2.08%	0.03%	2.05%
Administrator Class	0.70%	0.00%	0.47%	1.17%	0.02%	1.15%
Institutional Class	0.70%	0.00%	0.20%	0.90%	0.00%	0.90%
Investor Class	0.70%	0.00%	0.70%	1.40%	0.03%	1.37%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	Funds Management has committed through January 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses After Fee Waiver shown. After this time, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.

Wells Fargo Advantage Enterprise Fund (Pro Forma)
	Management Fees	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Fee Waiver[2]
Class A	0.69%	0.00%	0.63%	0.01%	1.33%	0.14%	1.19%
Class B	0.69%	0.75%	0.63%	0.01%	2.08%	0.14%	1.94%
Class C	0.69%	0.75%	0.63%	0.01%	2.08%	0.14%	1.94%
Administrator Class	0.69%	0.00%	0.47%	0.01%	1.17%	0.01%	1.16%
Institutional Class	0.69%	0.00%	0.20%	0.01%	0.90%	0.04%	0.86%
Investor Class	0.69%	0.00%	0.70%	0.01%	1.40%	0.14%	1.26%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	Funds Management has committed from the date of the Merger through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 1.18% for Class A, 1.93% for Class B, 1.93% for Class C, 1.15% for Administrator Class, 0.85% for Institutional Class, and 1.25% for Investor Class. After this time, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.

Example of Fund Expenses

The example below is intended to help you compare the costs of investing in the Target Fund with the costs of investing in the Acquiring Fund, both before and after the Merger, and are for illustration only. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The fee waiver in the Total Annual Fund Operating Expenses After Fee Waiver is only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage Mid Cap Growth Fund
	If you sold your shares, you would pay:						If you held your shares, you would pay:
After:	Class A	Class B	Class C	Administrator Class	Institutional Class	Investor Class	Class B	Class C
1 Year	$689	$697	$297	$118	$88	$128	$197	$197
3 Years	$931	$909	$609	$368	$274	$400	$609	$609
5 Years	$1,228	$1,285	$1,085	$648	$493	$730	$1,085	$1,085
10 Years	$2,072	$2,116	$2,399	$1,443	$1,123	$1,667	$2,116	$2,399

Wells Fargo Advantage Enterprise Fund (Pre-Merger)
	If you sold your shares, you would pay:					If you held your shares, you would pay:
After:	Class A	Class C	Administrator Class	Institutional Class	Investor Class	Class C
1 Year	$700	$308	$117	$92	$139	$208
3 Years	$969	$649	$370	$287	$440	$649
5 Years	$1,259	$1,116	$642	$498	$763	$1,116
10 Years	$2,082	$2,408	$1,419	$1,108	$1,677	$2,408

Wells Fargo Advantage Enterprise Fund (Pro Forma)
	If you sold your shares, you would pay:						If you held your shares, you would pay:
After:	Class A	Class B	Class C	Administrator Class	Institutional Class	Investor Class	Class B	Class C
1 Year	$689	$697	$297	$118	$88	$128	$197	$197
3 Years	$946	$924	$624	$370	$279	$415	$624	$624
5 Years	$1,236	$1,292	$1,092	$642	$490	$738	$1,092	$1,092
10 Years	$2,061	$2,105	$2,388	$1,419	$1,100	$1,655	$2,105	$2,388

The Wells Fargo Advantage Mid Cap Growth Fund and the Wells Fargo Advantage Enterprise Fund have each adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") for Class B and Class C shares. Each Fund has a shareholder servicing fee of up to 0.25% for Class A, Class B, Class C, Administrator Class and Investor Class shares.

Portfolio Turnover. The Target Fund and Acquiring Fund pay transaction costs, such as commissions or dealer mark-ups, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund's performance. During the most recent fiscal year, the Target Fund's portfolio turnover rate was 44% of the average value of its portfolio and the Acquiring Fund's portfolio turnover rate was 108% of the average value of its portfolio.

Fund Management Information

The following table identifies the investment adviser, investment sub-adviser and portfolio manager(s) for the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled "Management of the Funds."

Wells Fargo Advantage Enterprise Fund
Investment Adviser	Wells Fargo Funds Management, LLC
Investment Sub-adviser	Wells Capital Management Incorporated
Portfolio Manager, Title/Managed Since	Thomas J. Pence, CFA, Portfolio Manager / 2000 Michael T. Smith, CFA, Portfolio Manager / 2011

Tax Information

It is expected that the Merger will be tax-free to the Funds and their shareholders for U.S. federal income tax purposes, and receipt of an opinion substantially to that effect from Proskauer Rose LLP, special tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. This means that neither shareholders nor your Target or Acquiring Fund will recognize a gain or loss for U.S. federal income tax purposes directly as a result of the Merger. However, because the Merger will end the tax year of your Target Fund, the Merger may accelerate taxable distributions from your Target Fund to its shareholders.

The cost basis and holding period of your Target Fund shares will carry over to the shares of the Acquiring Fund you receive as a result of the Merger for U.S. federal income tax purposes. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition  of a gain or loss to the shareholder for U.S. federal income tax purposes if the shareholder holds the shares in a taxable account.

A substantial portion of the securities held by your Target Fund may be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to your Target Fund and increased taxable distributions to shareholders of your Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and your Target Fund's basis in such assets. Any net realized capital gain from sales that occur prior to the Merger will be distributed to your Target Fund's shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gain over net realized short-term capital loss) and/or ordinary dividends (to the extent of the excess of net realized short-term capital gain over net realized long-term capital loss) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders.

U.S. federal income tax law generally in effect for this purpose permits each of the Funds to carry forward net capital losses for up to eight taxable years. Your Merger is expected to result in a limitation on the ability of the Acquiring Fund to use its own capital loss carryforwards, if any, and, potentially, to use unrealized capital losses inherent in the tax basis of its current assets, if any, once realized.

Certain other U.S. federal income tax consequences are discussed below under "Material U.S. Federal Income Tax Consequences of the Mergers."

WELLS FARGO ADVANTAGE GROWTH OPPORTUNITIES FUND INTO WELLS FARGO ADVANTAGE DISCOVERY FUND

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive as a result of the Merger in exchange for the shares you own in your Target Fund.

If you own this class of shares of Wells Fargo Advantage Growth Opportunities Fund:	You will receive this class of shares of Wells Fargo Advantage Discovery Fund:
Class A	Class A
Class C	Class C
Administrator Class	Administrator Class
Institutional Class	Institutional Class

The Acquiring Fund shares you receive as a result of the Merger will have the same total value as the total value of your Target Fund shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are the same. For additional information with respect to the share classes listed above, see the section entitled "Share Class Information." Additional information on how you can buy, redeem or exchange shares of each Fund is available in the Fund's prospectus and SAI.

Investment Goal and Strategy Comparison

The following section compares the investment goals, principal investment strategies and fundamental investment policies of the Funds. The investment goals of the Funds may be changed without shareholder approval.

The Funds' investment goals are identical and the Funds' principal investment strategies are similar. Both Funds seek long-term capital appreciation by investing at least 80% of their total assets in equity securities of small- and medium-capitalization companies. The Wells Fargo Advantage Growth Opportunities Fund defines small- and medium-capitalization companies as those with market capitalizations, at the time of purchase, within the range of the Russell 2500® Index, while the Wells Fargo Advantage Discovery Fund defines small- and medium-capitalization companies as those, at the time of purchase, within the range of the Russell Midcap® Index. The Wells Fargo Advantage Discovery Fund may invest up to 25% of its total assets in equity securities of foreign issuers through ADRs and similar investments while the Wells Fargo Advantage Growth Opportunities Fund does not have a similar investment policy. This means that, relative to the Target Fund, the Acquiring Fund has the ability to invest a greater percentage of its assets in equity securities of foreign issuers.

A more complete description of each Fund's investment goals and strategies is below.

WELLS FARGO ADVANTAGE GROWTH OPPORTUNITIES FUND (Target Fund)	WELLS FARGO ADVANTAGE DISCOVERY FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, we invest at least 80% of the Fund's total assets in equity securities of small- and medium-capitalization companies.

Under normal circumstances, we invest at least 80% of the Fund's total assets in equity securities small- and medium-capitalization companies and up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

We invest in equity securities of small- and medium-capitalization companies that we believe offer favorable opportunities for growth. We define small- and medium-capitalization companies as those with market capitalizations, at the time of purchase, within the range of the Russell 2500® Index. The market capitalization range of the Russell 2500 Index® was $25.9 million to $6.6 billion, as of June 28, 2010, and is expected to change frequently.

We invest in equity securities of small- and medium-capitalization companies that we believe offer favorable opportunities for growth. We define small- and medium-capitalization companies as those with market capitalizations at the time of purchase equal to or lower than the company with the largest market capitalization in the Russell Midcap® Index, which was approximately $14.2 billion as of June 28, 2010, and is expected to change frequently.

Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.	Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. We typically use a discounted cash flow model or other similar valuation techniques to assess a firm's future profit growth in order to set price objectives. In addition to meeting with management, we take a surround the company approach by surveying a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (i.e. our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors.

We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. We typically use a discounted cash flow model or other similar valuation techniques to assess a firm's future profit growth in order to set price objectives. In addition to meeting with management, we take a surround the company approach by surveying a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (i.e. our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors.

We may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

We may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity.

The fundamental investment policies of the Funds are identical. For a comparative chart of fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

The principal risks of the Target Fund are substantially similar, but not identical, to those of the Acquiring Fund, due to the similarity of the Target Fund's and the Acquiring Fund's investment goals and strategies. Although each of the Funds may be subject to all or substantially all of the risks listed below, they may be subject to a particular risk to different degrees or not at all. For example, because the Acquiring Fund does not invest in foreign securities as part of its principal investment strategy, the Acquiring Fund is not subject to foreign securities risk as a principal investment risk. In addition, there may be differences in risk disclosure in the Fund's prospectuses that do not necessarily correspond to actual differences in strategies.

The below table compares the principal risks factors of the Target Fund with those of the Acquiring Fund. These risks are described in the section entitled "Risk Descriptions."

WELLS FARGO ADVANTAGE GROWTH OPPORTUNITIES FUND (Target Fund)	WELLS FARGO ADVANTAGE DISCOVERY FUND (Acquiring Fund)
Counter-Party Risk	Counter-Party Risk
Derivatives Risk	Derivatives Risk
Not subject to Foreign Investment Risk	Foreign Investment Risk
Growth Style Investment Risk	Growth Style Investment Risk
Issuer Risk	Issuer Risk
Leverage Risk	Leverage Risk
Liquidity Risk	Liquidity Risk
Management Risk	Management Risk
Market Risk	Market Risk
Regulatory Risk	Regulatory Risk
Sector Emphasis Risk	Sector Emphasis Risk
Smaller Company Securities Risk	Smaller Company Securities Risk

In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund's related risks, are set forth in the Fund's prospectus and SAI.

Fund Performance Comparison

The following information provides some indication of the risks of investing in each Fund by showing changes in each Fund's performance from year to year. Each Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Past performance before and after taxes is no guarantee of future results. Current month-end performance information is available at www.wellsfargo.com/advantagefunds.

For additional information about the performance history of the Funds, please see Exhibit C.

Calendar Year Total Return for Institutional Class Shares (%) for Wells Fargo Advantage Growth Opportunities Fund as of 12/31 each year

Highest Quarter:	2nd Quarter 2009	+16.65%
Lowest Quarter:	4th Quarter 2008	-23.25%
Year-to-date total return as of 3/31/2011 is +4.85%

Average Annual Total Returns for the periods ended 12/31/2010 (Returns reflect applicable sales charges)
Wells Fargo Advantage Growth Opportunities Fund	Inception Date of Share Class	1 Year	5 Year	Performance Since 10/11/2005
Class A (before taxes)	10/11/2005	14.23%	5.97%	7.01%
Class C (before taxes)	7/30/2010	19.93%	7.41%	8.40%
Administrator Class (before taxes)	7/30/2010	21.28%	7.47%	8.46%
Institutional Class (before taxes)	10/11/2005	21.55%	7.51%	8.50%
Institutional Class (after taxes on distributions)	10/11/2005	21.55%	6.94%	7.95%
Institutional Class (after taxes on distributions and the sale of Fund Shares)	10/11/2005	14.01%	6.25%	7.14%
Russell 2500™ Growth Index (reflects no deduction for fees, expenses, or taxes)		28.86%	5.63%	7.02%

Calendar Year Total Return for Institutional Class Shares (%) for Wells Fargo Advantage Discovery Fund as of 12/31 each year

Highest Quarter:	2nd Quarter 2008	+17.61%
Lowest Quarter:	4th Quarter 2008	-29.25%
Year-to-date total return as of 3/31/2011 is +10.60%

Average Annual Total Returns for the periods ended 12/31/2010 (Returns reflect applicable sales charges)
Wells Fargo Advantage Discovery Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	7/31/2007	27.16%	6.49%	7.97%
Class C (before taxes)	7/31/2007	32.87%	6.95%	7.85%
Administrator Class (before taxes)	4/8/2005	35.06%	7.94%	8.73%
Institutional Class (before taxes)	8/31/2006	35.45%	8.16%	8.84%
Institutional Class (after taxes on distributions)	8/31/2006	35.45%	7.30%	7.88%
Institutional Class (after taxes on distributions and the sale of Fund Shares)	8/31/2006	23.04%	6.81%	7.43%
Russell 2500™ Growth Index (reflects no deduction for fees, expenses, or taxes)		28.86%	5.63%	4.19%

Shareholder Fee and Fund Expense Comparison

For information about the share class of the Acquiring Fund that you will receive in connection with the Merger, please see the section entitled "Share Class Information" above.

This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund.

The following tables entitled "Shareholder Fees" allow you to compare the maximum sales charges of the Funds. The Pro Forma table also shows you what the sales charges will be, assuming the Merger takes place. The sales charges and expenses for each class of shares of your Target Fund are identical to those of the corresponding class of shares of the Acquiring Fund. The Target Fund shareholders will not pay any front-end or deferred sales charges in connection with the Merger.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of Wells Fargo Advantage Funds. More information about these and other discounts is available in the "Buying, Selling and Exchanging Funds Shares" section of this prospectus/proxy statement and from your financial professional and in the Funds' prospectuses.

The following tables entitled "Annual Fund Operating Expenses" allow you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for both Funds set forth in the following tables are based on the actual expenses incurred for the twelve-month period ended September 30, 2010. The pro forma expense table shows you what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund for the twelve-month period ended March 31, 2011, assuming the Merger had taken place at the beginning of that period.

Shareholder Fees (fees paid directly from your investment)

Wells Fargo Advantage Growth Opportunities Fund
	Class A	Class C	Administrator Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	1.00%	None	None

Wells Fargo Advantage Discovery Fund (Pre-Merger)
	Class A	Class C	Administrator Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	1.00%	None	None

Wells Fargo Advantage Discovery Fund (Pro Forma)
	Class A	Class C	Administrator Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Growth Opportunities Fund
	Management Fees	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Fee Waiver[2]
Class A	0.75%	0.00%	0.85%	0.01%	1.61%	0.38%	1.23%
Class C	0.75%	0.75%	0.85%	0.01%	2.36%	0.38%	1.98%
Administrator Class	0.75%	0.00%	0.69%	0.01%	1.45%	0.29%	1.16%
Institutional Class	0.75%	0.00%	0.42%	0.01%	1.18%	0.27%	0.91%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 1.22% for Class A, 1.97% for Class C, 1.15% for Administrator Class, and 0.90% for Institutional Class. After this time, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.

Wells Fargo Advantage Discovery Fund (Pre-Merger)
	Management Fees	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Fee Waiver[2]
Class A	0.75%	0.00%	0.61%	0.01%	1.37%	0.03%	1.34%
Class C	0.75%	0.75%	0.61%	0.01%	2.12%	0.03%	2.09%
Administrator Class	0.75%	0.00%	0.45%	0.01%	1.21%	0.05%	1.16%
Institutional Class	0.75%	0.00%	0.18%	0.01%	0.94%	0.00%	0.94%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	Funds Management has committed through January 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 1.33% for Class A, 2.08% for Class C, 1.15% for Administrator Class, and 0.95% for Institutional Class. After this time, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.

Wells Fargo Advantage Discovery Fund (Pro Forma)
	Management Fees	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Fee Waiver[2]
Class A	0.74%	0.00%	0.61%	0.01%	1.36%	0.13%	1.23%
Class C	0.74%	0.75%	0.61%	0.01%	2.11%	0.13%	1.98%
Administrator Class	0.74%	0.00%	0.45%	0.01%	1.20%	0.04%	1.16%
Institutional Class	0.74%	0.00%	0.18%	0.01%	0.93%	0.02%	0.91%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	Funds Management has committed from the date of the Merger through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 1.22% for Class A, 1.97% for Class C, 1.15% for Administrator Class, and 0.90% for Institutional Class. After this time, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.

Example of Fund Expenses

The example below is intended to help you compare the costs of investing in the Target Fund with the costs of investing in the Acquiring Fund, both before and after the Merger, and are for illustration only. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The fee waiver in the Total Annual Fund Operating Expenses After Fee Waiver is only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage Growth Opportunities Fund
	If you sold your shares, you would pay:				If you held your shares, you would pay:
After:	Class A	Class C	Administrator Class	Institutional Class	Class C
1 Year	$693	$301	$118	$93	$201
3 Years	$943	$621	$368	$290	$621
5 Years	$1,294	$1,151	$705	$567	$1,151
10 Years	$2,280	$2,603	$1,656	$1,355	$2,603

Wells Fargo Advantage Discovery Fund (Pre-Merger)
	If you sold your shares, you would pay:				If you held your shares, you would pay:
After:	Class A	Class C	Administrator Class	Institutional Class	Class C
1 Year	$704	$312	$118	$96	$212
3 Years	$981	$661	$379	$300	$661
5 Years	$1,279	$1,136	$660	$520	$1,136
10 Years	$2,124	$2,449	$1,462	$1,155	$2,449

Wells Fargo Advantage Discovery Fund (Pro Forma)
	If you sold your shares, you would pay:				If you held your shares, you would pay:
After:	Class A	Class C	Administrator Class	Institutional Class	Class C
1 Year	$693	$301	$118	$93	$201
3 Years	$956	$635	$373	$292	$635
5 Years	$1,253	$1,109	$652	$511	$1,109
10 Years	$2,094	$2,420	$1,447	$1,139	$2,420

The Wells Fargo Advantage Growth Opportunities Fund and the Wells Fargo Advantage Discovery Fund have each adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") for Class C shares. Each Fund has a shareholder servicing fee of up to 0.25% for Class A, Class C and Administrator Class shares.

Portfolio Turnover. The Target Fund and Acquiring Fund pay transaction costs, such as commissions or dealer mark-ups, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund's performance. During the most recent fiscal year, the Target Fund's portfolio turnover rate was 123% of the average value of its portfolio and the Acquiring Fund's portfolio turnover rate was 93% of the average value of its portfolio.

Fund Management Information

The following table identifies the investment adviser, investment sub-adviser and portfolio manager(s) for the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled "Management of the Funds."

Wells Fargo Advantage Discovery Fund
Investment Adviser	Wells Fargo Funds Management, LLC
Investment Sub-adviser	Wells Capital Management Incorporated
Portfolio Manager, Title/Managed Since	Thomas J. Pence, CFA, Portfolio Manager / 2000 Michael T. Smith, CFA, Portfolio Manager / 2011

Tax Information

It is expected that the Merger will be tax-free to the Funds and their shareholders for U.S. federal income tax purposes, and receipt of an opinion substantially to that effect from Proskauer Rose LLP, special tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. This means that neither shareholders nor your Target or Acquiring Fund will recognize a gain or loss for U.S. federal income tax purposes directly as a result of the Merger. However, because the Merger will end the tax year of your Target Fund, the Merger may accelerate taxable distributions from your Target Fund to its shareholders.

The cost basis and holding period of your Target Fund shares will carry over to the shares of the Acquiring Fund you receive as a result of the Merger for U.S. federal income tax purposes. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition  of a gain or loss to the shareholder for U.S. federal income tax purposes if the shareholder holds the shares in a taxable account.

A substantial portion of the securities held by your Target Fund may be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to your Target Fund and increased taxable distributions to shareholders of your Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and your Target Fund's basis in such assets. Any net realized capital gain from sales that occur prior to the Merger will be distributed to your Target Fund's shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gain over net realized short-term capital loss) and/or ordinary dividends (to the extent of the excess of net realized short-term capital gain over net realized long-term capital loss) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders.

Certain other U.S. federal income tax consequences are discussed below under "Material U.S. Federal Income Tax Consequences of the Mergers."

WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND INTO WELLS FARGO ADVANTAGE EMERGING GROWTH FUND

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive as a result of the Merger in exchange for the shares you own in your Target Fund.

If you own this class of shares of Wells Fargo Advantage Small Cap Growth Fund:	You will receive this class of shares of Wells Fargo Advantage Emerging Growth Fund:
Class A	Class A
Class B1	Class A
Class C	Class C
Administrator Class	Administrator Class
Institutional Class	Institutional Class
Investor Class	Investor Class
1	Former Class B shareholders of the Target Fund will not be subject to a contingent deferred sales charge upon the redemption of the Class A shares they receive as a result of the Merger, but will have to pay a front-end sales charge on additional purchases of Class A shares of the Acquiring Fund as described below in the section entitled "Buying, Selling and Exchanging Fund Shares."

The Acquiring Fund shares you receive as a result of the Merger will have the same total value as the total value of your Target Fund shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are the same. For additional information with respect to the share classes listed above, see the section entitled "Share Class Information." Additional information on how you can buy, redeem or exchange shares of each Fund is available in the Fund's prospectus and SAI.

Investment Goal and Strategy Comparison

The following section compares the investment goals, principal investment strategies and fundamental investment policies of the Funds. The investment goals of the Funds may be changed without shareholder approval.

The Funds' investment goals are identical and their investment strategies are similar. Each Fund seeks long-term capital appreciation. In addition, each Fund normally invests at least 80% of its assets in equity securities of small-capitalization companies. One difference between the Funds' investment strategies is that the Wells Fargo Advantage Emerging Growth Fund has a policy that allows it to invest up to 25% of its total assets in equity securities of foreign issuers through ADRs and similar investments, whereas the Wells Fargo Advantage Small Cap Growth Fund does not invest in foreign securities as part of its principal investment strategy. This distinction means the Wells Fargo Advantage Emerging Growth Fund may invest a greater percentage of its assets in equity securities of foreign issuers than the Wells Fargo Advantage Small Cap Growth Fund. Also, unlike the Wells Fargo Advantage Small Cap Growth Fund, the Wells Fargo Advantage Emerging Growth Fund is a gateway fund that invests substantially all of its assets in a master portfolio, the Emerging Growth Portfolio. A more complete description of each Fund's investment goals and strategies is provided below.

WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND (Target Fund)	WELLS FARGO ADVANTAGE EMERGING GROWTH FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, we invest at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

Under normal circumstances, we invest at least 80% of the Fund's total assets in equity securities of small-capitalization companies and up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

This strategy is not included in the Fund's principal investment strategy.

The Fund is a gateway fund that invests substantially all of its assets in the Emerging Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

We invest principally in equity securities of small-capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less.

We invest principally in equity securities of small-capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. Small-capitalization companies may include both domestic and foreign small-capitalization companies.

Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.	Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek small-capitalization companies that are in their emerging phase of their life cycle. We believe earnings and revenue growth relative to expectations are critical factors in determining stock price movements. Thus, our investment process is centered around finding emerging growth companies with under-appreciated prospects for robust and sustainable growth in earnings and revenue. To find that growth, we use bottom-up research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business model has sufficient profit potential. We forecast revenue and earnings revision opportunities, along with other key financial metrics to assess investment potential. We then combine that company-specific analysis with our assessment of secular and timeliness trends to form a buy/sell decision about a particular stock. We may invest in any sector and at times we may emphasize one or more particular sectors.

We seek small-capitalization companies that are in their emerging phase of their life cycle. We believe earnings and revenue growth relative to expectations are critical factors in determining stock price movements. Thus, our investment process is centered around finding emerging growth companies with under-appreciated prospects for robust and sustainable growth in earnings and revenue. To find that growth, we use bottom-up research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business model has sufficient profit potential. We forecast revenue and earnings revision opportunities, along with other key financial metrics to assess investment potential. We then combine that company-specific analysis with our assessment of secular and timeliness trends to form a buy/sell decision about a particular stock. We may invest in any sector and at times we may emphasize one or more particular sectors.

We sell a company's securities when we see deterioration in fundamentals that leads us to become suspicious of a company's prospective growth profile or the profitability potential of its business model, as this often leads to lower valuation potential. We may also sell or trim a position when we need to raise money to fund the purchase of a better idea or when valuation is extended beyond our bullish expectations. We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

We sell a company's securities when we see deterioration in fundamentals that leads us to become suspicious of a company's prospective growth profile or the profitability potential of its business model, as this often leads to lower valuation potential. We may also sell or trim a position when we need to raise money to fund the purchase of a better idea or when valuation is extended beyond our bullish expectations.

The fundamental investment policies of the Funds are similar. For a comparative chart of fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

The principal risks of the Target Fund are substantially similar, but not identical, to those of the Acquiring Fund, due to the similarity of the Target Fund's and the Acquiring Fund's investment goals and strategies. Although each of the Funds may be subject to all or substantially all of the risks listed below, they may be subject to a particular risk to different degrees or not at all. For example, because the Target Fund does not invest in foreign securities as part of its principal investment strategy, the Target Fund is not subject to foreign securities risk as a principal investment risk. In addition, there may be differences in risk disclosure in the Fund's prospectuses that do not necessarily correspond to actual differences in strategies.

The below table compares the principal risks factors of the Target Fund with those of the Acquiring Fund. These risks are described in the section entitled "Risk Descriptions."

WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND (Target Fund)	WELLS FARGO ADVANTAGE EMERGING GROWTH FUND (Acquiring Fund)
Counter-Party Risk	Counter-Party Risk
Derivatives Risk	Derivatives Risk
Not subject to Foreign Investment Risk	Foreign Investment Risk
Growth Style Investment Risk	Growth Style Investment Risk
Issuer Risk	Issuer Risk
Leverage Risk	Leverage Risk
Liquidity Risk	Liquidity Risk
Management Risk	Management Risk
Market Risk	Market Risk
Regulatory Risk	Regulatory Risk
Sector Emphasis Risk	Sector Emphasis Risk
Smaller Company Securities Risk	Smaller Company Securities Risk

In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund's related risks, are set forth in the Fund's prospectus and SAI.

Fund Performance Comparison

The following information provides some indication of the risks of investing in each Fund by showing changes in each Fund's performance from year to year. Each Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Past performance before and after taxes is no guarantee of future results. Current month-end performance information is available at www.wellsfargo.com/advantagefunds.

For additional information about the performance history of the Funds, please see Exhibit C.

Calendar Year Total Return for Class A Shares (%) for Wells Fargo Advantage Small Cap Growth Fund as of 12/31 each year

Highest Quarter:	2nd Quarter 2009	+25.38%
Lowest Quarter:	4th Quarter 2008	-27.18%
Year-to-date total return as of 3/31/2011 is +4.13%

Average Annual Total Returns for the periods ended 12/31/2010 (Returns reflect applicable sales charges)
Wells Fargo Advantage Small Cap Growth Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	7/13/1990	19.14%	8.44%	5.11%
Class A (after taxes on distributions)	7/13/1990	18.22%	6.83%	4.12%
Class A (after taxes on distributions and the sale of Fund Shares)	7/13/1990	13.66%	6.62%	4.02%
Class B (before taxes)	6/6/2003	20.49%	8.61%	5.18%
Class C (before taxes)	6/6/2003	24.54%	8.90%	4.95%
Administrator Class (before taxes)	6/6/2003	26.70%	9.96%	5.89%
Institutional Class (before taxes)	4/8/2005	27.12%	10.29%	6.08%
Investor Class (before taxes)	4/8/2005	26.38%	9.58%	5.57%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)		29.09%	5.30%	3.78%

Calendar Year Total Return for Class A Shares (%) for Wells Fargo Advantage Emerging Growth Fund as of 12/31 each year

Highest Quarter:	2nd Quarter 2009	+19.59%
Lowest Quarter:	4th Quarter 2008	-23.62%
Year-to-date total return as of 3/31/2011 is +13.57%

Average Annual Total Returns for the periods ended 12/31/2010 (Returns reflect applicable sales charges)
Wells Fargo Advantage Emerging Growth Fund	Inception Date of Share Class	1 Year	5 Year	Performance Since 1/31/2007
Class A (before taxes)	3/31/2008	24.24%	N/A	1.87%
Class A (after taxes on distributions)	3/31/2008	24.24%	N/A	1.80%
Class A (after taxes on distributions and the sale of Fund Shares)	3/31/2008	15.76%	N/A	1.56%
Class C (before taxes)	3/31/2008	29.82%	N/A	2.67%
Administrator Class (before taxes)	1/31/2007	31.99%	N/A	3.70%
Institutional Class (before taxes)	3/31/2008	32.45%	N/A	3.88%
Investor Class (before taxes)	1/31/2007	31.78%	N/A	3.44%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)		29.09%	N/A	2.96%

Shareholder Fee and Fund Expense Comparison

For information about the share class of the Acquiring Fund that you will receive in connection with the Merger, please see the section entitled "Share Class Information" above.

This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund.

Through the Merger, Class B shareholders of the Wells Fargo Advantage Small Cap Growth Fund will receive Class A shares of the Wells Fargo Advantage Emerging Growth Fund and will have any remaining CDSC waived, but they will have a Class A front-end sales charge for additional purchases.

The following tables entitled "Shareholder Fees" allow you to compare the maximum sales charges of the Funds. The Pro Forma table also shows you what the sales charges will be, assuming the Merger takes place. The sales charges and expenses for each class of shares of your Target Fund may be different from those of the corresponding class of shares of the Acquiring Fund. The Target Fund shareholders will not pay any front-end or deferred sales charges in connection with the Merger.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of Wells Fargo Advantage Funds. More information about these and other discounts is available in the "Buying, Selling and Exchanging Funds Shares" section of this prospectus/proxy statement and from your financial professional and in the Funds' prospectuses.

The following tables entitled "Annual Fund Operating Expenses" allow you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for each Fund set forth in the following tables are based on the actual expenses incurred for each Fund's most recent fiscal year end: October 31, 2010 for the Wells Fargo Advantage Small Cap Growth Fund and September 30, 2010 for the Wells Fargo Advantage Emerging Growth Fund. The pro forma expense table shows you what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund for the twelve-month period ended March 31, 2011, assuming the Merger had taken place at the beginning of that period.

Shareholder Fees (fees paid directly from your investment)

Wells Fargo Advantage Small Cap Growth Fund
	Class A	Class B	Class C	Administrator Class	Institutional Class	Investor Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	5.00%	1.00%	None	None	None

Wells Fargo Advantage Emerging Growth Fund (Pre-Merger)
	Class A	Class C	Administrator Class	Institutional Class	Investor Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	1.00%	None	None	None

Wells Fargo Advantage Emerging Growth Fund (Pro Forma)
	Class A	Class C	Administrator Class	Institutional Class	Investor Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Small Cap Growth Fund
	Management Fees	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Fee Waiver[2]
Class A	0.79%	0.00%	0.60%	0.01%	1.40%	0.00%	1.40%
Class B	0.79%	0.75%	0.60%	0.01%	2.15%	0.00%	2.15%
Class C	0.79%	0.75%	0.60%	0.01%	2.15%	0.00%	2.15%
Administrator Class	0.79%	0.00%	0.44%	0.01%	1.24%	0.03%	1.21%
Institutional Class	0.79%	0.00%	0.17%	0.01%	0.97%	0.06%	0.91%
Investor Class	0.79%	0.00%	0.67%	0.01%	1.47%	0.00%	1.47%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	Funds Management has committed through February 29, 2012 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 1.40% for Class A, 2.15% for Class B, 2.15% for Class C, 1.20% for Administrator Class, 0.90% for Institutional Class, and 1.47% for Investor Class. After this time, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.

Wells Fargo Advantage Emerging Growth Fund (Pre-Merger)
	Management Fees[1]	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses2,[3]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Fee Waiver[4]
Class A	0.80%	0.00%	3.98%	4.78%	3.33%	1.45%
Class C	0.80%	0.75%	3.98%	5.53%	3.33%	2.20%
Administrator Class	0.80%	0.00%	3.82%	4.62%	3.42%	1.20%
Institutional Class	0.80%	0.00%	3.55%	4.35%	3.40%	0.95%
Investor Class	0.80%	0.00%	4.05%	4.85%	3.36%	1.49%
1	Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets.
2	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
3	Includes gross expenses allocated from the master portfolio in which the Fund invests.
4	Funds Management has committed through January 31, 2012, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes, and extraordinary expenses, do not exceed the Total Annual Fund Operating Expenses After Fee Waiver shown. After this date, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.

Wells Fargo Advantage Emerging Growth Fund (Pro Forma)
	Management Fees[1]	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses2,[3]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Fee Waiver[4]
Class A	0.78%	0.00%	0.60%	1.38%	0.01%	1.37%
Class C	0.78%	0.75%	0.60%	2.13%	0.01%	2.12%
Administrator Class	0.78%	0.00%	0.44%	1.22%	0.02%	1.20%
Institutional Class	0.78%	0.00%	0.17%	0.95%	0.05%	0.90%
Investor Class	0.78%	0.00%	0.67%	1.45%	0.01%	1.44%
1	Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets.
2	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
3	Includes gross expenses allocated from the master portfolio in which the Fund invests.
4	Funds Management has committed from the date of the Merger through September 30, 2012, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes, and extraordinary expenses, do not exceed the Total Annual Fund Operating Expenses After Fee Waiver shown. After this date, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.

Example of Fund Expenses

The example below is intended to help you compare the costs of investing in the Target Fund with the costs of investing in the Acquiring Fund, both before and after the Merger, and are for illustration only. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The fee waiver in the Total Annual Fund Operating Expenses After Fee Waiver is only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage Small Cap Growth Fund
	If you sold your shares, you would pay:						If you held your shares, you would pay:
After:	Class A	Class B	Class C	Administrator Class	Institutional Class	Investor Class	Class B	Class C
1 Year	$709	$718	$318	$123	$93	$150	$218	$218
3 Years	$993	$973	$673	$390	$303	$465	$673	$673
5 Years	$1,297	$1,354	$1,154	$678	$530	$803	$1,154	$1,154
10 Years	$2,158	$2,203	$2,483	$1,497	$1,184	$1,757	$2,203	$2,483

Wells Fargo Advantage Emerging Growth Fund (Pre-Merger)
	If you sold your shares, you would pay:					If you held your shares, you would pay:
After:	Class A	Class C	Administrator Class	Institutional Class	Investor Class	Class C
1 Year	$714	$323	$122	$97	$152	$223
3 Years	$1,649	$1,354	$1,085	$1,008	$1,157	$1,354
5 Years	$2,588	$2,473	$2,055	$1,931	$2,166	$2,473
10 Years	$4,954	$5,219	$4,513	$4,292	$4,700	$5,219

Wells Fargo Advantage Emerging Growth Fund (Pro Forma)
	If you sold your shares, you would pay:					If you held your shares, you would pay:
After:	Class A	Class C	Administrator Class	Institutional Class	Investor Class	Class C
1 Year	$706	$315	$122	$92	$147	$215
3 Years	$986	$666	$385	$298	$458	$666
5 Years	$1,286	$1,143	$668	$521	$791	$1,143
10 Years	$2,136	$2,461	$1,476	$1,162	$1,734	$2,461

The Wells Fargo Advantage Small Cap Growth Fund and the Wells Fargo Advantage Emerging Growth Fund have each adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") for Class B and Class C shares. Each Fund has a shareholder servicing fee of up to 0.25% for Class A, Class B, Class C, Administrator Class and Investor Class shares. Class B shareholders of the Wells Fargo Advantage Small Cap Growth Fund, which currently bear Distribution Plan and shareholder servicing fees, will receive Class A shares of the Wells Fargo Advantage Emerging Growth Fund and will be subject to a shareholder servicing fee of up to 0.25%, but will not be subject to Distribution Plan fees.

Portfolio Turnover. The Target Fund and Acquiring Fund pay transaction costs, such as commissions or dealer mark-ups, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund's performance. During the most recent fiscal year, the Target Fund's portfolio turnover rate was 69% of the average value of its portfolio and the Acquiring Fund's portfolio turnover rate was 97% of the average value of its portfolio.

Fund Management Information

The following table identifies the investment adviser, investment sub-adviser and portfolio manager(s) for the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled "Management of the Funds."

Wells Fargo Advantage Emerging Growth Fund
Investment Adviser	Funds Management
Investment Sub-adviser	Wells Capital Management Incorporated
Portfolio Manager, Title/Managed Since	Joseph M. Eberhardy, CFA, CPA, Portfolio Manager / 2008 Thomas C. Ognar, CFA, Porfolio Manager / 2007 Bruce C. Olson, CFA, Portfolio Manager / 2007

Tax Information

It is expected that the Merger will be tax-free to the Funds and their shareholders for U.S. federal income tax purposes, and receipt of an opinion substantially to that effect from Proskauer Rose LLP, special tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. This means that neither shareholders nor your Target or Acquiring Fund will recognize a gain or loss for U.S. federal income tax purposes directly as a result of the Merger. However, because the Merger will end the tax year of your Target Fund, the Merger may accelerate taxable distributions from your Target Fund to its shareholders.

The cost basis and holding period of your Target Fund shares will carry over to the shares of the Acquiring Fund you receive as a result of the Merger for U.S. federal income tax purposes. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition  of a gain or loss to the shareholder for U.S. federal income tax purposes if the shareholder holds the shares in a taxable account.

A substantial portion of the securities held by your Target Fund may be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to your Target Fund and increased taxable distributions to shareholders of your Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and your Target Fund's basis in such assets. Any net realized capital gain from sales that occur prior to the Merger will be distributed to your Target Fund's shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gain over net realized short-term capital loss) and/or ordinary dividends (to the extent of the excess of net realized short-term capital gain over net realized long-term capital loss) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders. The foregoing discussion of the U.S. federal income tax consequences of a disposition of securities by your Target Fund does not apply to your Target Fund's redemption of an interest in a master portfolio in connection with your Merger. In general, neither your Target Fund nor the master portfolio will recognize a gain or loss as a result of such redemption.

U.S. federal income tax law generally in effect for this purpose permits each of the Funds to carry forward net capital losses for up to eight taxable years. Your Merger is expected to result in a limitation on the ability of your Acquiring Fund to use its own capital loss carryforwards of the Target Fund, if any, and, potentially, to use unrealized capital losses inherent in the tax basis of its current assets, if any, once realized.

Certain other U.S. federal income tax consequences are discussed below under "Material U.S. Federal Income Tax Consequences of the Mergers."

RISK DESCRIPTIONS

An investment in each Fund is subject to certain risks. There is no assurance that the return of a Fund will be positive or that a Fund will meet its investment goal. An investment in a Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates; is not insured, or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment. Like most investments, your investment in a Fund could result in a loss of money. The following provides additional information regarding the various risks referenced in the section entitled "Merger Summary."

Counter-Party Risk
 When a Fund enters into an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, the Fund is exposed to the risk that the other party will not fulfill its contractual obligation. For example, in a repurchase agreement, there exists the risk that where the Fund buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the seller will not repurchase the security. Similarly, the Fund is exposed to counter-party risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

Derivatives Risk
 The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will also be affected by its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Certain derivative positions may be difficult to close out when a Fund's portfolio manager may believe it would be appropriate to do so. Certain derivative positions (e.g., over-the-counter swaps) are subject to counterparty risk.

Foreign Currency Transactions Risk
 Foreign securities are often denominated in foreign currencies. As a result, the value of a Fund's shares is affected by changes in exchange rates. To manage this risk, a Fund may enter into foreign currency futures contracts and foreign currency exchange contracts to hedge against a decline in the U.S. dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. Use of hedging techniques cannot protect against exchange rate risk perfectly. If a Fund's investment advisor is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. Losses on foreign currency transactions used for hedging purposes may be reduced by gains on the assets that are the subject of a hedge. A Fund may also purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which a Fund's holdings are denominated. Losses on such transactions may not be reduced by gains from other Fund assets. A Fund's gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund's income or gains and its distributions to shareholders. The Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

Foreign Investment Risk
 Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Growth Style Investment Risk
 Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

Issuer Risk
 The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

Larger Company Securities Risk
 Securities of companies with larger market capitalizations may underperform securities of companies with smaller and mid-sized market capitalizations in certain economic environments. Larger, more established companies might be unable to react as quickly to new competitive challenges, such as changes in technology and consumer tastes. Some larger companies may be unable to grow at rates higher than the fastest growing smaller companies, especially during extended periods of economic expansion.

Leverage Risk
 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. Certain derivatives may also create leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk
 A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk
 We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services promise to make good on any such losses.

Market Risk
 The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets, such as labor shortages or increased production costs and competitive conditions within an industry. A security may decline in value or become illiquid due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value or become illiquid simultaneously. Equity securities generally have greater price volatility than debt securities.

Regulatory Risk
 Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Sector Emphasis Risk
 Investing a substantial portion of a Fund's assets in related industries or sectors may have greater risks because companies in these sectors may share common characteristics and may react similarly to market developments.

Smaller Company Securities Risk
 Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

Value Style Investment Risk
 Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

MANAGEMENT OF THE FUNDS

The following provides additional information regarding the investment adviser and investment sub-adviser of each Acquiring Fund as referenced in the section entitled "Merger Summary" and expenses related to the operation of the Funds.

Investment Adviser

Funds Management is the investment adviser to each Acquiring Fund.

The following are some key facts about Funds Management:

  Funds Management is an indirect, wholly-owned subsidiary of Wells Fargo & Company ("Wells Fargo").

  Funds Management was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank, N.A. ("Wells Fargo Bank") and is an affiliate of Wells Fargo Bank, which was founded in 1852 and is the oldest bank in the western United States and is one of the largest banks in the United States.

  Funds Management is located at 525 Market Street, San Francisco, California 94105, and Wells Fargo is located at 420 Montgomery Street, San Francisco, California 94163.

Sub-Adviser

Wells Capital Management Incorporated ("Wells Capital"), an affiliate of Funds Management and an indirect wholly-owned subsidiary of Wells Fargo, located at 525 Market Street, San Francisco, California 94105, is the sub-adviser for the Wells Fargo Advantage Opportunity Fund, the Wells Fargo Advantage Enterprise Fund, the Wells Fargo Advantage Discovery Fund and the master portfolio in which Wells Fargo Advantage Emerging Growth Fund invests substantially all of its assets. Wells Capital is responsible for the day-to-day investment management activities of these Funds and the master portfolio in which the Wells Fargo Advantage Emerging Growth Fund invests substantially all of its assets. Wells Capital is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

Systematic Financial Management, L.P. ("Systematic"), located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666, is the investment sub-adviser for the Wells Fargo Advantage Equity Value Fund. In this capacity, it is responsible for the day-to-day investment management of the the master portfolio in which the Wells Fargo Advantage Equity Value Fund invests substantially all of its assets. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi- employer and public investment plans.

Advisory and Sub-Advisory Fees

As compensation for its advisory services to each Acquiring Fund, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of the Acquiring Fund's average daily net assets.

Fund	Breakpoint	Fee
Wells Fargo Advantage Opportunity Fund	First $500 million	0.700%
	Next $500 million	0.675%
	Next $1 billion	0.650%
	Next $2 billion	0.625%
	Over $4 billion	0.600%
Wells Fargo Advantage Enterprise Fund	First $500 million	0.700%
	Next $500 million	0.675%
	Next $1 billion	0.650%
	Next $2 billion	0.625%
	Over $4 billion	0.600%
Wells Fargo Advantage Discovery Fund	First $500 million	0.750%
	Next $500 million	0.700%
	Next $1 billion	0.650%
	Next $2 billion	0.625%
	Over $4 billion	0.600%

Because the Wells Fargo Advantage Equity Value Fund and the Wells Fargo Advantage Emerging Growth Fund invest all of their assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder Fund level. However, in order to preserve flexibility to allow these Funds to invest in more than one master portfolio of the Wells Fargo Master Trust, each of these Funds has a "dormant" advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees from these Funds as long as each Fund continues to invest all (or substantially all) of its assets in a single master portfolio of Master Trust. If either Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios (a gateway blended Fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including a determination of the asset allocation of the Fund's investment in various master portfolios. If, in reliance upon current published "no-action" interpretative positions of the staff of the SEC, either Fund redeems all or a portion of its assets from any master portfolio and invests those assets directly in a portfolio of securities, Funds Management expects that it would be entitled to receive the advisory rate (pass-through advisory fee) listed below which mirrors the current advisory fee charged by Funds Management to the Master Trust portfolio in which the Fund invests for the management of those assets.

Fund	Active Advisory Fees	Dormant Asset Allocation Fees[1]	Annual Rate[2]
Wells Fargo Advantage Equity Value Fund	0.00%	0.25%	First $500 million	0.650%
			Next $500 million	0.625%
			Next $1 billion	0.600%
			Next $2 billion	0.575%
			Over $4 billion	0.550%
Wells Fargo Advantage Emerging Growth Fund	0.00%	0.25%	First $500 million	0.800%
			Next $500 million	0.775%
			Next $1 billion	0.750%
			Next $1 billion	0.725%
			Over $3 billion	0.700%
1	Represents the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a gateway blended Fund.
2	Represents the advisory fee payable to Funds Management as Adviser to the portfolio(s) of Master Trust in which the Fund invests. Funds Management expects that this would be the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a stand-alone Fund.

For a discussion regarding the basis for the approval of each Acquiring Fund's investment advisory agreements by its Board of Trustees, please see each Acquiring Fund's most recent shareholder report for the fiscal half period ending March 31st.

For the Acquiring Fund's most recent fiscal year, the aggregate advisory fee paid to Funds Management was as follows:

Fund	As a % of average daily net assets
Wells Fargo Advantage Opportunity Fund	0.64%
Wells Fargo Advantage Equity Value Fund	0.00%[1]
Wells Fargo Advantage Enterprise Fund	0.70%
Wells Fargo Advantage Discovery Fund	0.69%
Wells Fargo Advantage Emerging Growth Fund	0.00%[2]
1	The Wells Fargo Advantage Equity Value Fund is a gateway fund that invests substantially all of its assets in a single master portfolio, the Wells Fargo Advantage Equity Value Portfolio. Because the Fund invests substantially all of its assets in a single portfolio, Funds Management received no advisory fees from the Fund during the Fund's most recent fiscal year. The aggregate advisory fee paid to Funds Management by the Wells Fargo Advantage Equity Value Portfolio for its most recent fiscal year was 0.67%.
2	The Wells Fargo Advantage Emerging Growth Fund is a gateway fund that invests substantially all of its assets in a single master portfolio, the Wells Fargo Advantage Emerging Growth Portfolio. Because the Fund invests substantially all of its assets in a single portfolio, Funds Management received no advisory fees from the Fund during the Fund's most recent fiscal year. The aggregate advisory fee paid to Funds Management by the Wells Fargo Advantage Emerging Growth Portfolio for its most recent fiscal year was 0.76%.

For providing investment sub-advisory services to the Wells Fargo Advantage Opportunity Fund, the Wells Fargo Advantage Enterprise Fund and the Wells Fargo Advantage Discovery Fund, Wells Capital is entitled to receive monthly fees at the annual rates indicated below, which are stated as a percentage of the Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Fund. If a sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

Currently, because the Wells Fargo Advantage Emerging Growth Fund and the Wells Fargo Advantage Equity Value Fund invest all of their assets in a single portfolio, no investment sub-advisory services are provided at the gateway feeder Fund level, and, accordingly, a sub-adviser receives no sub-advisory fee. If, in reliance upon current published "no-action" interpretative positions of the staff of the SEC, a gateway feeder Fund redeems its assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would be entitled to receive a sub-advisory fee at the same rate the sub-adviser received from the master portfolio for investing the portion of the gateway feeder Fund's assets formerly invested in the master portfolio. The sub-adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services. In that event, it is expected that the sub-advisory fees that would be charged to the Wells Fargo Advantage Emerging Growth Fund and the Wells Fargo Advantage Equity Value Fund would be identical to the sub-advisory fees currently charged to the master portfolios in which the Wells Fargo Advantage Emerging Growth Fund and the Wells Fargo Advantage Equity Value Fund invests, which are listed in the chart below.

Fund	Breakpoint	Fee
Wells Fargo Advantage Opportunity Fund	First $100 million	0.450%
	Next $100 million	0.400%
	Over $200 million	0.300%
Wells Fargo Advantage Enterprise Fund	First $100 million	0.450%
	Next $100 million	0.400%
	Over $200 million	0.300%
Wells Fargo Advantage Discovery Fund	First $100 million	0.450%
	Next $100 million	0.400%
	Over $200 million	0.350%
Wells Fargo Advantage Emerging Growth Portfolio	First $100 million	0.550%
	Next $100 million	0.500%
	Over $200 million	0.400%

Fund	Breakpoint	Fee
Wells Fargo Advantage Equity Value Portfolio	First $150 million	0.300%
	Next $200 million	0.200%
	Next $400 million	0.150%
	Next $250 million	0.130%
	Over $1 billion	0.100%

Additional Information Regarding the Expenses of the Funds

As a result of each Merger, the annual operating expenses you bear as a shareholder may change. Although the gross annual operating expenses for a particular share class may increase as a result of each Merger, the share classes of each Acquiring Fund are subject to expense caps that after the date of the Merger will have the effect of reducing or eliminating those increases until July 2013 at the earliest. See the pro forma information in the section entitled "Shareholder Fee and Fund Expense Comparison" for information concerning such expense caps.

Portfolio Managers

WELLS FARGO ADVANTAGE OPPORTUNITY FUND

The following portfolio managers, as employees of Wells Capital, perform day-to-day investment management activities for Wells Fargo Advantage Opportunity Fund.
Ann M. Miletti
 Ms. Miletti is jointly responsible for managing the Opportunity Fund, which she has managed since 2001. She had previously jointly managed the Opportunity Fund and its predecessor fund as Co-Portfolio Manager with Richard T. Weiss from 2001 until 2008. Ms. Miletti joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, she was with Strong Capital Management, Inc. since 1991. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. Education: B.S., Education, University of Wisconsin - Milwaukee.

Thomas D. Wooden, CFA
 Mr. Wooden is jointly responsible for managing the Opportunity Fund, which he has managed since 2011. He is a portfolio manager on the Core Equity team at Wells Capital Management. Prior to joining Wells Capital Management in 2008, Mr. Wooden was an associate portfolio manager for Artisan Partners, LLC, where he began his investment industry career in 1999. Earlier, he was an F-15C Squadron Assistant Operations Officer, Weapons Officer and Instructor Pilot for the United States Air Force. Education: Bachelor's degree in business management, United States Air Force Academy. Mr. Wooden has been awarded the use of the Chartered Financial Analyst (CFA) designation by the CFA Institute.

WELLS FARGO ADVANTAGE EQUITY VALUE FUND

The following portfolio managers, as employees of Systematic, are responsible for the day-to-day investment management of the Wells Fargo Advantage Equity Value Fund:

D. Kevin McCreesh, CFA
 Mr. McCreesh is jointly responsible for managing the Equity Value Fund, which he has managed since 2003. Mr. McCreesh joined Systematic in 1996. He is Systematic's chief investment officer and maintains primary portfolio responsibility for the firm's small and large cap portfolios. Education: B.S., Geology, University of Delaware; M.B.A., Drexel University. Mr. McCreesh is a member of the Association for Investment Management and research (AIMR) and the New York Society of Security Analysts (NYSSA).

Ronald M. Mushock, CFA
 Mr. Mushock is jointly responsible for managing the Equity Value Fund, which he has managed since 2003. Mr. Mushock joined Systematic in 1997 as an equity analyst and was promoted to portfolio manager in 2000. He maintains primary portfolio management responsibility for all mid and small/mid cap portfolios. Education: B.S., Finance, Seton Hall University; M.B.A., New York University. Mr. Mushock is a member of the Association for Investment Management and Research (AIMR) and the NYSSA.

WELLS FARGO ADVANTAGE ENTERPRISE FUND

The following portfolio managers, as employees of Wells Capital, perform day-to-day investment management activities for Wells Fargo Advantage Enterprise Fund:

Thomas J. Pence, CFA
 Mr. Pence is jointly responsible for managing the Enterprise Fund, which he has managed since 2000. Mr. Pence joined Wells Capital in 2005 as a portfolio manager. Prior to joining Wells Capital, he was a portfolio manager at Strong Capital Management, Inc. since October 2000. Education: B.S., Business, Indiana University; M.B.A., Finance, University of Notre Dame.

Michael T. Smith, CFA
 Mr. Smith is jointly responsible for managing the Enterprise Fund, which he has managed since 2011. Mr. Smith has served as a portfolio manager at Wells Capital Management since 2006, and also serves as a research analyst with primary responsibilities covering the health care sector. Mr. Smith joined Wells Capital Management from Strong Capital Management, having joined Strong in 2000. Education: B.S., Economics, DePauw University.

WELLS FARGO ADVANTAGE DISCOVERY FUND

The following portfolio managers, as employees of Wells Capital, perform day-to-day investment management activities for Wells Fargo Advantage Discovery Fund:
Thomas J. Pence, CFA
 Mr. Pence is jointly responsible for managing the Discovery Fund, which he has managed since 2001. Mr. Pence joined Wells Capital in 2005 as a portfolio manager. Prior to joining Wells Capital, he was a portfolio manager at Strong Capital Management, Inc. since October 2000. Education: B.S., Business, Indiana University; M.B.A., Finance, University of Notre Dame.

Michael T. Smith, CFA
 Mr. Smith is jointly responsible for managing the Discovery Fund, which he has managed since 2011. Mr. Smith has served as a portfolio manager at Wells Capital Management since 2006, and also serves as a research analyst with primary responsibilities covering the health care sector. Mr. Smith joined Wells Capital Management from Strong Capital Management, having joined Strong in 2000. Education: B.S., Economics, DePauw University.

WELLS FARGO ADVANTAGE EMERGING GROWTH FUND

The following portfolio managers, as employees of Wells Capital, perform day-to-day investment management activities for Wells Fargo Advantage Emerging Growth Fund:

Joseph M. Eberhardy, CFA, CPA
 Mr. Eberhardy is jointly responsible for managing the Emerging Growth Fund, which he has managed since 2008, when he became a portfolio manager with the Growth Equity Team at Wells Capital Management. Prior to his current role, he was a senior research analyst with the Growth Equity Team since 2000. Prior to joining Wells Capital Management, Mr. Eberhardy was with Strong Capital Management, Inc., since 1994. Education: B.A, Accounting, University of Wisconsin-Milwaukee.

Thomas C. Ognar, CFA
 Mr. Ognar is jointly responsible for managing the Emerging Growth Fund, which he has managed since 2007. Mr. Ognar joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Ognar was a portfolio manager with Strong Capital Management, Inc. since May 2002 and managed separate and Institutional accounts since 2001. Mr. Ognar joined Strong Capital Management, Inc. in 1998, and served as a senior equity research analyst from 1998 to 2002. Education: B.S., Finance, Miami University; M.S., Finance, University of Wisconsin, Madison.

Bruce C. Olson, CFA
 Mr. Olson is jointly responsible for managing the Emerging Growth Fund, which he has managed since 2007. Mr. Olson joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management, Inc. and managed separate and institutional accounts since January 1998. Mr. Olson joined Strong Capital Management, Inc. in 1994. Education: B.A., Finance and History, Gustavus Adolphus College.

Each Acquiring Fund's Statement of Additional Information (or, in the case of Class B shares of the Wells Fargo Advantage Opportunity Fund and the Wells Fargo Advantage Enterprise Fund and in the case of Class R shares of the Wells Fargo Advantage Equity Value Fund, the Merger SAI) contains additional information about the Acquiring Fund's portfolio managers, including other accounts managed, ownership of Acquiring Fund shares and elements of compensation.

MERGER INFORMATION

Board Considerations

At a regular Board meeting on May 17-18, 2011, the Board of Trustees of the Wells Fargo Advantage Funds considered the proposed Mergers of the Core Equity Fund into the Opportunity Fund, the Mid Cap Growth Fund into the Enterprise Fund, the Growth Opportunities Fund into the Discovery Fund, the Classic Value Fund into the Equity Value Fund, and the Small Cap Growth Fund into the Emerging Growth Fund. In connection with the Board meeting, Funds Management provided extensive background materials and analyses to the Board. These materials included information on the investment objectives and principal investment strategies of the Target Funds and the Acquiring Funds, comparative operating expense ratios, certain tax information, asset size, risk profile and investment performance information, and an analysis of the projected benefits of the Mergers. Funds Management responded to questions and requests for additional information at the meeting and throughout the course of the Board's consideration of these matters.

After reviewing and discussing these materials and analyses, among the Board members, with management, and with its legal advisers, the Board unanimously approved the Plans for each Merger. In its deliberations, the Board recognized that some of the projected benefits of the Plans would accrue to Funds Management and its affiliates rather than Target Fund shareholders. In this regard, the Board noted that Funds Management and its affiliates are likely to benefit from the elimination of duplicative Funds and expenses, and from other cost savings resulting from the rationalization of the product line, among other things. The Board recognized this sharing of benefits in the context of evaluating the Plans overall and determining that the Merger of each Target Fund into the corresponding Acquiring Fund would be in the best interests of the Target Fund. The Board further determined that the interests of existing shareholders of each Target Fund would not be diluted as a result of its respective Merger.

Accordingly, the Board unanimously recommends that shareholders of each Target Fund vote to approve the Merger for the following reasons:

OVERALL PRODUCT LINE AND FUND VIABILITY
The Board noted that the long-term portfolio management teams of the Target Funds have recently departed Wells Capital, and that in light of such departures, Funds Management considered various alternatives with respect to the management and viability of each of the Target Funds and determined to recommend the Mergers. As a result, the Board noted that the Mergers are intended to combine funds with identical investment objectives and similar principal investment strategies. The Board noted that these Mergers can enable management, distribution and other resources to be more effectively concentrated on a more focused group of portfolios.

Each Merger is expected to enhance the viability of the combined Acquiring Fund. By combining various compatible funds, the Wells Fargo Advantage Funds complex is also able to take steps towards eliminating duplicative costs and improving potential shareholder returns. The Board determined that the elimination of duplicative costs and the spreading of certain costs across a larger asset base can benefit shareholders of a combined fund over time by facilitating potential reductions in operating expense ratios. Moreover, the Target Fund shareholders should benefit from increased scale and product viability. In this regard, with respect to the merger of the Wells Fargo Advantage Core Equity Fund into the Wells Fargo Advantage Opportunity Fund, the Board noted Funds Management's view that the demand for the active core strategy used by both Funds strategy has waned somewhat and that the Merger would result in an Acquiring Fund that, as a combined offering is more viable in various asset allocation strategies.

PORTFOLIO MANAGEMENT

The Board considered the investment strategy similarities and differences described under Specific Considerations, below, and determined that the investment strategies of each Acquiring Fund are similar to those of the corresponding Target Fund, allowing shareholders to continue to own a similar fund. To the extent the investment strategies of an Acquiring Fund differ from those of the corresponding Target Fund, the Board considered those differences as part of its overall determination that the Merger would be in the best interests of the Target Fund. For certain Target Funds, the Board considered that the Merger would result in each of those Funds being combined with an Acquiring Fund that operates as a gateway fund that invests substantially all of its assets in a master portfolio, as discussed further in Specific Considerations below. The Board also received information about the portfolio managers who would be managing the Acquiring Funds and satisfied itself as to the nature and quality of advisory services expected to be provided for the benefit of each Acquiring Fund's shareholders.

GREATER POTENTIAL ECONOMIES OF SCALE IN THE FUTURE

The Board also considered that each Target Fund may benefit from the potential for greater economies of scale in the future by reorganizing into a combined fund that is expected to have greater potential for asset growth following the Merger than the Target Fund currently has.

COMPATIBLE OBJECTIVES AND INVESTMENT STRATEGIES

As discussed further under Specific Considerations, below, and in the section entitled "Investment Goal and Strategy Comparison," each Acquiring Fund and corresponding Target Fund has identical investment objectives and similar principal investment strategies. The Board also considered the number of holdings of each Target Fund and the corresponding Acquiring Fund and the overlap of their respective portfolios. In this regard, the Board considered the expected portfolio turnover and transaction expenses associated with transitioning certain of the Target Fund's portfolios towards the portfolios of the corresponding Acquiring Fund. The Boards considered management's representation that the Merger is not expected to significantly alter the risk/potential return profile of any Target Fund shareholder's investment.

COMPARATIVE PERFORMANCE

The Board also reviewed each Target Fund's and each corresponding Acquiring Fund's absolute performance, as well as its performance compared to a relevant universe of comparable funds indentified by an independent data provider, and noted that the Acquiring Funds have achieved comparable or better investment performance over all measurement periods than the respective Target Funds. Shareholders should consult the chart in the section entitled "Fund Performance Comparison" for Fund-specific, calendar year performance information. Of course, past performance is not predictive of future results.

GROSS AND NET OPERATING EXPENSE RATIOS OF THE FUNDS

The Board noted that, in large part due to higher advisory fee schedules, each Acquiring Fund's gross operating expense ratios based on data for the six months ended March 31, 2011 are higher than those of the corresponding Target Fund based on data from the same period. The Board further noted that although data for the six months ended March 31, 2011 reflected higher gross expense ratios for the Acquiring Funds, a comparison over other time periods may show different results.

The Board noted, however, that the net operating expense ratios of the respective share classes of each Acquiring Fund on a pro forma basis will be identical to or lower than those of the corresponding Target Fund share classes due to waivers and expense reimbursements that Funds Management has committed to either establish or maintain effective upon the closing of the Mergers. The Board noted that Funds Management has agreed to maintain such pro forma net operating expense ratio caps (1) for approximately a two-year period (until July 18, 2013) from the closing date of each Merger other than the merger of the Small Cap Growth Fund into the Emerging Growth Fund, and (2) ) for approximately a one-year period (until September 30, 2012) from the closing date of the Merger of Small Cap Growth Fund into the Emerging Growth Fund, and that, thereafter, the caps cannot be raised without Board approval. Thus, Target Fund shareholders will not experience an increase in their net operating expense ratios above the cap until July 18, 2013 at the earliest (in the case of shareholders of each Target Fund other than Small Cap Growth Fund), or September 30, 2012 at the earliest (in the case of Small Cap Growth Fund). Shareholders should consult the section entitled "Shareholder Fee and Fund Expense Comparison" for Fund-specific gross and net operating expense ratio information.

EXPECTED TAX-FREE CONVERSION OF THE TARGET FUND SHARES

The Board also considered the expectation that each Merger will be treated as a "reorganization" for U.S. federal income tax purposes. If, prior to the Merger, a Target Fund shareholder holding shares in a taxable account were to redeem the Target Fund shares to invest the proceeds in another fund or other investment product, the shareholder generally would recognize gain or loss for U.S. federal income tax purposes upon the redemption of the shares. By contrast, by participating in the Mergers, it is expected that: (1) shareholders will not recognize a taxable gain or a loss on the exchange of Target Fund shares for shares of the same or a comparable class of the corresponding Acquiring Fund; (2) shareholders will have the same tax basis in Acquiring Fund shares as in Target Fund shares; and (3) assuming that shareholders hold Target Fund shares as a capital asset, the holding period for the Acquiring Fund shares will include the period for which the shareholder held Target Fund shares. Shareholders will continue to have the right to redeem any or all shares at net asset value, net of any applicable contingent deferred sales charges, at any time, at which time, a shareholder holding shares in a taxable account generally would recognize a gain or loss for U.S. federal income tax purposes.

Shareholders should review the section entitled "Material U.S. Federal Income Tax consequences of the Mergers" for a description of the material U.S. federal income tax consequences of the Mergers, including an explanation of the possible tax consequences of a Target Fund's disposition of a substantial portion of its portfolio securities. An explanation of the tax consequences of a redemption of a Target Fund's holdings in a master portfolio prior to consummating the Merger can be found in the section entitled "Merger Summary - Tax Information," for such Merger. The Board also considered potential limitations on the use of losses of certain of the Target Funds and/or the Acquiring Funds as result of the Mergers but determined that the benefits of the Mergers were sufficient to support their approval.

EXPENSES OF THE MERGER

Funds Management has agreed to bear all expenses incurred in connection with the Mergers (other than any brokerage or other transaction costs associated with the sale or purchase of portfolio securities in connection with the Mergers), whether or not the Mergers are consummated.

Specific Considerations

The Board also considered certain factors specific to each Merger in concluding that the proposed Merger is in the best interests of each respective Target Fund. Some of the specific factors that the Board considered for each Merger are detailed below.

Merger of the Core Equity Fund into the Opportunity Fund

The Board considered the benefits of combining funds that have identical investment objectives and similar principal investment strategies. In considering the Merger, the Board noted that the Core Equity Fund has a policy of investing at least 80% of its net assets in equity securities of large-capitalization companies, while the Opportunity Fund has a policy of investing at least 80% of its net assets in equity securities of mid-capitalization companies. The Board further considered that the Core Equity Fund defines large-capitalization companies as those with market capitalizations within the range of the S&P 500 Index (between $910 million and $340.9 billion as of November 1, 2010), while the Opportunity Fund defines medium-capitalization companies as those with market capitalizations within the range of the Russell Mid Cap Index (between $348 million and $14.2 billion as of June 28, 2010). The Board further noted that, based on combined total net assets as of March 31, 2011, following the Merger, the Opportunity Fund, as a combined fund, will have approximately 73% of its total net assets invested in companies within the range of the Russell Mid Cap Index.

In addition, the Board considered that the two funds have different potential foreign exposure, with the Opportunity Fund permitted to invest up to 25% of its total assets in foreign securities, while the Core Equity Fund is currently limited to investing up to 20% of its total assets in such securities. Apart from these factors, the Board noted that, although for each share class of the Core Equity Fund the gross operating expense ratio of the corresponding share class of the Opportunity Fund is higher than the current net operating expense ratio of the corresponding share class of the Core Equity Fund, Funds Management has committed to maintain the net operating expense ratio for each share class of the Opportunity Fund following the Merger at a level that is at or below the level of current net operating expense ratio of the corresponding share class of the Core Equity Fund for a period of approximately two years (until July 18, 2013) following the Merger.

Merger of the Classic Value Fund into the Equity Value Fund

The Board considered the benefits of combining funds that have identical investment objectives and similar principal investment strategies. The Board considered that while the Classic Value Fund invests directly in the equity securities of large-capitalization companies, the Equity Value Fund is a gateway fund that invests substantially all of its assets in the Equity Value Portfolio, a master portfolio with an identical investment objective and substantially similar investment strategies. The Board thus considered that if the Merger is approved by shareholders, the Classic Value Fund (1) would transfer all of its portfolio securities to the Equity Value Portfolio in exchange for interests in the Equity Value Portfolio, and (2) immediately thereafter, transfer all its equity interests in Equity Value Portfolio to Equity Value Fund in exchange for shares of the Equity Value Fund at closing.

The Board also considered that the two Funds have different potential foreign exposure, with the Classic Value Fund permitted to invest up to 20% of its total assets in equity securities of foreign issuers, while the Equity Value Fund does not expressly reserve the flexibility to invest in such securities as a principal investment strategy and thus may invest no more than 15% of its total assets in equity securities of foreign issuers. The Board further considered that the Classic Value Fund maintains a more concentrated portfolio and that shareholders of the Classic Value Fund will be subject to a more diverse portfolio as Shareholders of the Equity Value Fund. The Board noted that the Equity Value Fund is managed by a sub-adviser (Systematic Financial Management, L.P.) that is different from the sub-adviser (Wells Capital) that currently manages the Classic Value Fund and considered the change in sub-adviser. Apart from these factors, the Board noted that, although for each share class of Classic Value Fund the gross operating expense ratio of the corresponding share class of the Equity Value Fund is higher than the current net operating expense ratio of the corresponding share classes of the Classic Value Fund, Funds Management has committed to maintain the net operating expense ratio for each share class of the Equity Value Fund following the Merger at a level that is at or below the level of the current net operating expense ratio of the corresponding share class of the Classic Value Fund for a period of approximately two years (until July 18, 2013) following the Merger.

Merger of the Mid-Cap Growth Fund into the Enterprise Fund

The Board considered the benefits of combining funds that have identical investment objectives and similar principal investment strategies. In considering the Merger, the Board noted that each of the Funds has a policy of investing at least 80% of its net assets in equity securities of mid-capitalization companies, defined to be in the range of the Russell Mid Cap Index.

The Board also considered that the two Funds have different potential foreign exposure, with the Enterprise Fund permitted to invest up to 25% of its total assets in equity securities of foreign issuers, while the Mid Cap Growth Fund does not expressly reserve the flexibility to invest in such securities as a principal investment strategy and thus may invest no more than 15% of its total assets in equity securities of foreign issuers. The Board further noted that the Mid Cap Growth Fund and the Enterprise Fund are currently managed by the same portfolio management team, and each maintains a relatively focused portfolio of approximately 60 mid-capitalization companies. Apart from these factors, the Board noted that, although for each share class of the Mid Cap Growth Fund the gross operating expense ratio of the corresponding share of the Enterprise Fund is higher than the current net operating expense ratio of the corresponding share class of the Mid Cap Growth Fund, Funds Management has committed to maintain the net operating expense ratio for each share class of the Enterprise Fund following the Merger at a level that is below the level of the current net operating expense ratio of the corresponding share class of the Mid Cap Growth Fund for a period of approximately two years (until July 18, 2013) following the Merger.

Merger of the Growth Opportunities Fund into the Discovery Fund

The Board considered the benefits of combining funds that have identical investment objectives and similar principal investment strategies. In considering the Merger, the Board noted that each of the Funds has a policy of investing at least 80% of its net assets in equity securities of small- and medium- capitalization companies. The Board further considered that Discovery Fund defines small- and medium-capitalization companies as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell Midcap Index, while the Growth Opportunities Fund defines small- and medium- capitalization companies as those with market capitalizations, at the time of the purchase, within the range of the Russell 2500 Index.

The Board also considered that the two Funds have different potential foreign exposure, with the Discovery Fund permitted to invest up to 25% of its total assets in equity securities of foreign issuers, while the Growth Opportunities Fund does not expressly reserve the flexibility to invest in such securities as a principal investment strategy and thus may invest no more than 15% of its total assets in equity securities of foreign issuers. The Board further noted that the Growth Opportunities Fund and the Discovery Fund are currently managed by the same portfolio management team, and that each maintains a relatively focused portfolio of approximately between 65 and 70 small- and medium-capitalization companies. Apart from these factors, the Board noted that, although for each share class of the Growth Opportunities Fund the gross operating expense ratio of the corresponding share class of the Discovery Fund is higher than the current net operating expense ratio of the corresponding share class of the Growth Opportunities Fund, Funds Management has committed to maintain the net operating expense ratio for each share class of the Discovery Fund following the Merger at a level that is at or below the level of the current net operating expense ratio of the corresponding share class of the Growth Opportunities Fund for a period of approximately two years (until July 18, 2013) following the Merger.

Merger of the Small Cap Growth Fund into the Emerging Growth Fund

The Board considered the benefits of combining funds that have identical investment objectives and similar principal investment strategies. The Board considered that while the Small Cap Growth invests directly in the equity securities of small-capitalization companies, the Emerging Growth Fund is a gateway fund that invests substantially all of its assets in the Emerging Growth Portfolio, a master portfolio with an identical investment objective and substantially similar investment strategies. The Board thus considered that if the Merger is approved by shareholders, the Small Cap Growth Fund (1) would transfer all of its portfolio securities to the Emerging Growth Portfolio in exchange for interests in the Emerging Growth Portfolio, and (2) immediately thereafter, transfer all its equity interests in Emerging Growth Portfolio to Emerging Growth Fund in exchange for shares of the Emerging Growth Fund at closing.

The Board also considered that the two Funds have different potential foreign exposure, with the Emerging Growth Fund permitted to invest up to 25% of its total assets in equity securities of foreign issuers, while the Small Cap Growth Fund does not expressly reserve the flexibility to invest in such securities as a principal investment strategy and thus may invest no more than 15% of its total assets in equity securities of foreign issuers. The Board also noted that the Emerging Growth Fund will generally be closed to new investors effective upon the closing of the Merger, but that existing investors and certain limited categories of persons would continue to have the right to invest in the Emerging Growth Fund following the Merger. Apart from these factors, the Board noted that, although for each share class of the Small Cap Growth Fund the gross operating expense ratio of the corresponding share class of the Emerging Growth Fund is higher than the current net operating expense ratio of the corresponding share class of the Small Cap Growth Fund, Funds Management has committed to maintain the net operating expense ratio for each share class of the Emerging Growth Fund following the Merger at a level that is at or below the level of the current net operating expense ratio of the corresponding share class of the Small Cap Growth Fund for a period of approximately one year (until September 30, 2012) following the Merger.

Agreement and Plan of Reorganization and Related Matters

The following summary is qualified in its entirety by reference to the Plan (a form of which is attached as Exhibit A hereto).

The Plan provides that the Acquiring Fund will acquire all of the assets of the corresponding Target Fund in exchange for shares of equal value of the Acquiring Fund (measured on the business day immediately preceding the Merger) and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, at 9:00 a.m. Eastern Time on the Merger date (the "Effective Time").

The number of full and fractional shares of each class of an Acquiring Fund to be received by each class of its corresponding Target Fund will be determined by dividing the value of assets net of liabilities attributable to such Target Fund class by the net asset value ("NAV") of one share of the applicable Acquiring Fund class. The Plan specifies that the method of determining the value of the assets net of known liabilities and the NAV of each class of the Acquiring Fund shall be the same method used in determining the NAV of the Acquiring Fund in the ordinary course. The valuation will be conducted on the business day immediately preceding the Effective Time or upon such other date as the parties may agree, as of the last time that the Acquiring Fund ordinarily calculates its NAV, or as of such other time as the parties may agree (the "Valuation Date").

Prior to the Closing Date, each Target Fund will declare a distribution which, together with all previous distributions, shall have the effect of distributing to the Target Fund's shareholders (in shares of the Target Fund, or in cash, as the shareholder has previously elected) substantially all of the Target Fund's undistributed investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable periods ending on or prior to the Closing Date, and all of its undistributed net capital gain realized in all taxable periods ending on or prior to the Closing Date (after reduction by any available capital loss carryforwards).

At the Effective Time or as soon as reasonably practicable thereafter, the Target Fund will liquidate and distribute pro rata to the Target Fund shareholders of record of each class as of the close of business on the Valuation Date the full and fractional shares of the corresponding class of the Acquiring Fund received by the Target Fund based on the shares of the Target Fund class owned by such shareholders. After these distributions and the winding up of its affairs, the Target Fund will be terminated as a series of the Target Trust in accordance with applicable law and its Declaration of Trust.

Although not expressly provided for in the Plan, in connection with the Merger of the Core Equity Fund into the Opportunity Fund, Funds Management anticipates that Wells Capital, the sub-adviser to the Core Equity Fund, will begin aligning the Core Equity Fund's portfolio holdings to be consistent with the investment objective, principal investments and principal investment strategies of the Opportunity Fund some time after any shareholder approval of the Merger but in advance of the Effective Time. During the period of time of such portfolio repositioning, the Core Equity Fund may not achieve its investment objective and may deviate from its principal investments and principal investment strategies.
With respect to a Target Fund that is expected to be merged into an Acquiring Fund that serves as a feeder fund in a "master/feeder fund structure," immediately prior to the transaction discussed below, such Target Fund will transfer substantially all of its assets to the master portfolio in which the Acquiring Fund invests in exchange for shares of such master portfolio, such that the assets of the Target Fund to be transferred to the Acquiring Fund (as discussed below) will consist entirely of shares of the master portfolio. An alternate form of Plan that provides details with respect to a Merger that involves an Acquiring Fund that serves as a feeder fund has also been attached as part of Exhibit A.

A majority of the Board of Trustees may terminate the Plan on behalf of any Target Fund or Acquiring Fund under certain circumstances. In addition, completion of a Merger is subject to numerous conditions set forth in the Plan, including approval by Target Fund shareholders, the accuracy of various representations and warranties, and receipt of a tax opinion generally to the effect that the Merger will qualify as a tax-free "reorganization" for U.S. federal income tax purposes.

Whether or not the Merger is consummated, Funds Management or one of its affiliates will pay all expenses incurred by the Target Fund and Acquiring Fund in connection with the Merger (including the cost of any proxy solicitor), except portfolio transaction costs incurred in purchasing or disposing of securities. If a Target Fund's shareholders do not approve the Merger, the Board of Trustees on behalf of the Target Fund may consider other possible courses of action with respect to the Target Fund, including without limitation, a merger with another Fund or a liquidation of the Target Fund.

Information concerning the pro forma capitalization of each Fund is contained in Exhibit D to this Prospectus/Proxy Statement.

Material U.S. Federal Income Tax Consequences of the Mergers

The following discussion summarizes certain material U.S. federal income tax consequences of your Merger, including an investment in Acquiring Fund shares, that are applicable to you as a Target Fund shareholder. It is based on the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date of this prospectus/proxy statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Mergers or of holding Acquiring Fund shares. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Target Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a shareholder who holds Target Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Target Fund shares as a capital asset at the time of the Mergers; or an entity taxable as a partnership for U.S. federal income tax purposes.

We have not requested and will not request an advance ruling from the Internal Revenue Service ("IRS") as to the U.S. federal income tax consequences of the Mergers or any related transaction. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisers and financial planners as to the particular tax consequences of your Merger and of holding Acquiring Fund shares to you, including the applicability and effect of any state, local or foreign laws and the effect of possible changes in applicable tax laws.

Qualification of the Mergers as Tax-Free "Reorganizations" Under the Internal Revenue Code

The obligation of the Funds to consummate the Mergers is contingent upon their receipt of an opinion from Proskauer Rose LLP, special tax counsel to the Acquiring Funds, generally to the effect that each Merger will qualify as a "reorganization" under Section 368(a) of the Internal Revenue Code with respect to each Acquiring Fund and its corresponding Target Fund, and therefore generally:

  no gain or loss will be recognized by the Acquiring Fund upon receipt of the corresponding Target Fund's assets in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund;

  the Acquiring Fund's tax basis in the assets of the corresponding Target Fund transferred to the Acquiring Fund in the Merger will be the same as the Target Fund's tax basis in the assets immediately prior to the transfer;

  the Acquiring Fund's holding periods for the assets of the corresponding Target Fund will include the periods during which such assets were held by the Target Fund;

  no gain or loss will be recognized by the Target Fund upon the transfer of the Target Fund's assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, or upon distribution of Acquiring Fund shares by the Target Fund to its shareholders in liquidation;

  no gain or loss will be recognized by the Target Fund's shareholders upon the exchange of their Target Fund shares for Acquiring Fund shares;

  the tax basis of Acquiring Fund shares a Target Fund shareholder receives in connection with the Merger will be the same as the tax basis of his or her Target Fund shares exchanged therefor;

  a Target Fund shareholder's holding period for his or her Acquiring Fund shares will include the period for which he or she held the Target Fund shares exchanged therefor; and

  the Acquiring Fund will succeed to, and take into account the items of the Target Fund described in Section 381(c) of the Internal Revenue Code, subject to the conditions and limitations specified in the Internal Revenue Code and the U.S. Treasury regulations thereunder.

The tax opinion described above will be based on then-existing law, will be subject to certain assumptions, qualifications and exclusions and will be based in part on the truth and accuracy of certain representations by us on behalf of the Acquiring Funds and the Target Funds.

Status as a Regulated Investment Company

Since its formation, each Fund has elected and believes it has qualified to be treated as a separate "regulated investment company," or "RIC," under Subchapter M of the Internal Revenue Code. Accordingly, each Fund believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its income and gains to its shareholders.

Distribution of Income and Gains

In connection with a Merger, a substantial portion of the securities held by your Target Fund may be disposed of prior to your Merger. This could result in additional portfolio transaction costs to your Target Fund and increased taxable distributions to shareholders of your Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund's basis in such assets. Any capital gains recognized on a net basis in any such sales that occur prior to your Merger will be distributed to your Target Fund's shareholders as capital gains dividends (to the extent of net capital gains) and/or ordinary dividends (to the extent of net short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Additionally, your Target Fund's taxable year will end as a result of your Merger, which will accelerate any distributions to shareholders from your Target Fund for its short taxable year ending on the date of the Merger. Prior to your Merger, your Target Fund will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Merger. Such distributions will be made to such shareholders before or after the Mergers. A Target Fund shareholder will be required to include any such distributions in his or her taxable income for the taxable year in which such shareholder receives the distributions. This may result in the recognition of income that could have been deferred or never realized had the Mergers not occurred.

Tax Attributes of the Combined Funds: Utilization of Loss Carryforwards and Unrealized Losses

For net capital losses realized in taxable years beginning before January 1, 2011, U.S. federal income tax law permits RICs to carry forward a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss, and such capital loss carryforward is treated as a short term capital loss in the year to which it is carried. For net capital losses realized in taxable years beginning on or after January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. For capital losses realized in taxable years beginning after January 1, 2011, the excess of a Fund's net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund's next taxable year and the excess of a Fund's net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. The Funds cannot carry back or carry forward any net operating losses.
A number of the Target Funds are presently entitled to significant capital loss carryforwards for U.S. federal income tax purposes, as further detailed below. Your Merger will cause the tax year of your Target Fund to close, resulting in an earlier expiration of capital loss carryforwards attributable to net capital losses realized in taxable years beginning before January 1, 2011 than would otherwise occur. In addition, the Mergers are expected to result in a limitation on the ability of certain of the Acquiring Funds to use capital loss carryforwards of the Target Funds and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized. These limitations, pursuant to Section 382 of the Internal Revenue Code, are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limitation for capital loss carryforwards attributable to net capital losses realized in taxable years beginning before January 1, 2011. The Section 382 limitation as to a Target Fund generally will equal the product of the net asset value of the Target Fund immediately prior to the Mergers and the "long-term tax-exempt rate," published by the IRS, in effect at such time. As of May 2011, the long-term tax-exempt rate is 4.55%. However, no assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Mergers. In certain instances, under Section 384 of the Internal Revenue Code, an Acquiring Fund will also be prohibited from using its corresponding Target Fund's capital loss carryforwards and unrealized losses against the unrealized gains of the Acquiring Fund at the time of the Merger, to the extent such gains are realized within five years following the Merger. While the ability of an Acquiring Fund to absorb a Target Fund's losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards attributable to net capital losses realized in taxable years beginning before January 1, 2011 expire eight taxable years following realization, including the short taxable year resulting from a Merger, substantially all of a Target Fund's capital loss carryforwards attributable to net capital losses realized in taxable years beginning before January 1, 2011 may become permanently unavailable where the limitation applies. Even if an Acquiring Fund is able to utilize capital loss carryforwards or unrealized losses of a Target Fund, the tax benefit resulting from those losses will be shared by both the Target Fund and Acquiring Fund shareholders following a Merger. Therefore, a Target Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would have paid if the Mergers did not occur.

In general, the limitation under Section 382 will apply to capital loss carryforwards and unrealized losses of a Target Fund when its shareholders will hold less than 50% of the outstanding shares of an Acquiring Fund immediately following a Merger. Accordingly, it is expected that the limitation will apply to any losses of the following: Wells Fargo Advantage Core Equity Fund and Wells Fargo Advantage Growth Opportunities Fund. Even if a Merger does not result in the limitation on the use of losses, future transactions by an Acquiring Fund may do so.
As of March 31, 2011, for U.S. federal income tax purposes: Wells Fargo Advantage Core Equity Fund had no capital loss carryforwards and net unrealized gain; and Wells Fargo Advantage Growth Opportunities Fund had no capital loss carryforwards and net unrealized gain. These figures are likely to change by the date of the Mergers, and do not reflect the impact of the Mergers, including, in particular, the application of the loss limitation rules discussed herein.
Target Fund shareholders will benefit from any capital loss carryforwards and unrealized capital losses of an Acquiring Fund. An Acquiring Fund's ability to use its own capital loss carryforwards and unrealized losses, once realized, may be subject to an annual limitation under Section 382 of the Internal Revenue Code as well, such that losses in excess of the limitation cannot be used in the taxable year and must be carried forward. The limitation generally equals the product of the net asset value of the Acquiring Fund immediately prior to the Mergers and the long-term tax-exempt rate in effect at such time. While the ability of an Acquiring Fund to absorb its losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards attributable to net capital losses realized in taxable years before January 1, 2011 expire eight taxable years following realization, substantially all of its capital loss carryforwards attributable to net capital losses realized in taxable years before January 1, 2011 may become permanently unavailable where the limitation applies. In general, the limitation will apply to an Acquiring Fund when its shareholders will hold less than 50% of its outstanding shares immediately following a Merger. Accordingly, it is expected that the limitation will apply to any losses of the following: Wells Fargo Advantage Equity Value Fund, Wells Fargo Advantage Enterprise Fund and Wells Fargo Advantage Emerging Growth Fund. Even if a Merger does not result in the limitation on the use of an Acquiring Fund's losses, prior or future transactions involving an Acquiring Fund may have caused or will cause such limitations to apply.
As of March 31, 2011, for U.S. federal income tax purposes: Wells Fargo Advantage Equity Value Fund had capital loss carryforwards of approximately $54.2 million, equal to approximately 23.8% of its net assets, and net unrealized gain; Wells Fargo Advantage Enterprise Fund had capital loss carryforwards of approximately $53.6 million, equal to approximately 17.4% of its net assets, and net unrealized gain; and Wells Fargo Advantage Emerging Growth Fund had capital loss carryforwards of approximately $1.5 million, equal to approximately 14.0% of its net assets, and net unrealized gain. These figures are likely to change by the date of the Mergers, and do not reflect the impact of the Mergers, including, in particular, the application of the loss limitation rules discussed herein.

Finally, in addition to the other limitations on the use of losses, under Section 381 of the Internal Revenue Code, for the taxable year of the Mergers, only that percentage of an Acquiring Fund's capital gain net income for such taxable year (excluding capital loss carryforwards) equal to the percentage of its year that remains following a Merger can be reduced by a Target Fund's capital loss carryforwards (as otherwise limited under Sections 382 and 384 of the Internal Revenue Code, as described above).

U.S. Federal Income Taxation of an Investment in an Acquiring Fund

The following discussion summarizes certain material U.S. federal income tax consequences of an investment in an Acquiring Fund. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the prospectuses and statements of additional information for the Acquiring Funds for additional U.S. federal income tax information.

Qualification as a Regulated Investment Company. It is intended that each Acquiring Fund will qualify as a RIC under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code. Each Acquiring Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Internal Revenue Code applicable to RICs generally will apply separately to each Acquiring Fund even though each Acquiring Fund is a series of the Acquiring Trust. Furthermore, each Acquiring Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a RIC under the Internal Revenue Code, each Acquiring Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Internal Revenue Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to an Acquiring Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC.

Each Acquiring Fund must also diversify its holdings so that, at the end of each quarter of an Acquiring Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Acquiring Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Acquiring Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Acquiring Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to an Acquiring Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.
If an Acquiring Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, such Acquiring Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Acquiring Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Acquiring Fund will be taxed in the same manner as an ordinary corporation, described below.

In addition, with respect to each taxable year, each Acquiring Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If an Acquiring Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, an Acquiring Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, an Acquiring Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from an Acquiring Fund in the year they are actually distributed. However, if an Acquiring Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Acquiring Fund and its shareholders will be treated as if the Acquiring Fund paid the distribution by December 31 of the first taxable year. Each Acquiring Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that an Acquiring Fund will not be subject to U.S. federal income taxation.

Moreover, the Acquiring Funds may retain for investment all or a portion of their net capital gain. If an Acquiring Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long- term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of an Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. An Acquiring Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If, for any taxable year, an Acquiring Fund fails to qualify as a RIC and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from such Acquiring Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, an Acquiring Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Acquiring Fund to the IRS. In addition, if an Acquiring Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Acquiring Fund generally will be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Acquiring Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

Equalization Accounting. An Acquiring Fund may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals the Acquiring Fund's undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits an Acquiring Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect an Acquiring Fund's total returns, it may reduce the amount that an Acquiring Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Acquiring Fund shares on Acquiring Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization methods used by the Acquiring Funds, and thus the Acquiring Funds' use of these methods may be subject to IRS scrutiny.

Excise Tax. If an Acquiring Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Acquiring Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, an Acquiring Fund will be treated as having distributed any amount on which it is subject to corporate-level U.S. federal income tax for the taxable year ending within the calendar year. The Acquiring Funds generally intend to actually distribute or be deemed to have distributed substantially all of their ordinary income and capital gain net income, if any, by the end of each calendar year and thus expect not to be subject to the excise tax. However, no assurance can be given that an Acquiring Fund will not be subject to the excise tax. Moreover, the Acquiring Funds reserve the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by an Acquiring Fund is determined to be de minimis).

Investment Through Master Portfolios.  Wells Fargo Advantage Equity Value Fund and Wells Fargo Advantage Emerging Growth Fund seek to continue to qualify as RICs by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that an Acquiring Fund is the sole investor in the corresponding master portfolio, as disregarded from the Acquiring Fund) for U.S. federal income tax purposes rather than as a RIC or a corporation under the Internal Revenue Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Acquiring Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Internal Revenue Code and U.S. Treasury regulations, in determining such investor's U.S. federal income tax liability. Therefore, to the extent a master portfolio were to accrue but not distribute any income or gains, the corresponding Acquiring Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Acquiring Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio, intends to manage its assets, income and distributions in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.

Taxation of Acquiring Fund Investments. In general, realized gains or losses on the sale of securities held by an Acquiring Fund will be treated as capital gains or losses, and long-term capital gains or losses if an Acquiring Fund has held the disposed securities for more than one year at the time of disposition.

If an Acquiring Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes "payment-in-kind" or "PIK" bonds, the Acquiring Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if an Acquiring Fund purchases a debt obligation with market discount (generally, a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)), the Acquiring Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. An Acquiring Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by the Acquiring Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by an Acquiring Fund which the Acquiring Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Acquiring Fund.

If an Acquiring Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Acquiring Fund. U.S. federal income tax rules are not entirely clear about issues such as when an Acquiring Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by an Acquiring Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

If an option granted by an Acquiring Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by an Acquiring Fund of the option from its holder, such Acquiring Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Acquiring Fund in the closing transaction. Some capital losses realized by an Acquiring Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by an Acquiring Fund pursuant to the exercise of a covered call option granted by it, the Acquiring Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by an Acquiring Fund pursuant to the exercise of a put option granted by it, the Acquiring Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by the Acquiring Funds will be deemed "Section 1256 contracts." An Acquiring Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require an Acquiring Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require an Acquiring Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Foreign currency gains and losses realized by an Acquiring Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Internal Revenue Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of an Acquiring Fund's income. Under future U.S. Treasury regulations, any such transactions that are not directly related to an Acquiring Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable such Acquiring Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds an Acquiring Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Acquiring Fund or its shareholders in future years.

Offsetting positions held by an Acquiring Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Internal Revenue Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If an Acquiring Fund is treated as entering into a "straddle" and at least one (but not all) of the Acquiring Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Internal Revenue Code, described above, then such straddle could be characterized as a "mixed straddle." An Acquiring Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Acquiring Fund may differ. Generally, to the extent the straddle rules apply to positions established by an Acquiring Fund, losses realized by an Acquiring Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, an Acquiring Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where an Acquiring Fund had not engaged in such transactions.

If an Acquiring Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Acquiring Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when an Acquiring Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon an Acquiring Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon an Acquiring Fund's holding period in the position and the application of various loss deferral provisions in the Internal Revenue Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of an Acquiring Fund's taxable year and such Acquiring Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain an Acquiring Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Internal Revenue Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain an Acquiring Fund would have had if the Acquiring Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, an Acquiring Fund's transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Acquiring Fund, defer losses to the Acquiring Fund, cause adjustments to the holding periods of the Acquiring Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a IRS revenue rulings that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while the Acquiring Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of an Acquiring Fund as a RIC might be jeopardized. Certain requirements that must be met under the Internal Revenue Code in order for each Acquiring Fund to qualify as a RIC may limit the extent to which an Acquiring Fund will be able to engage in derivatives transactions.

An Acquiring Fund may invest in real estate investment trusts ("REITs"). Investments in REIT equity securities may require an Acquiring Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Acquiring Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. An Acquiring Fund's investments in REIT equity securities may at other times result in the Acquiring Fund's receipt of cash in excess of the REIT's earnings; if the Acquiring Fund distributes these amounts, these distributions could constitute a return of capital to Acquiring Fund shareholders for U.S. federal income tax purposes. Dividends received by the Acquiring Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.
An Acquiring Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits ("REMICs") or in other interests that may be treated as taxable mortgage pools ("TMPs") for U.S. federal income tax purposes. Under IRS guidance, an Acquiring Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as investment retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Internal Revenue Code) is a record holder of a share in an Acquiring Fund, then the Acquiring Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal corporate income tax rate. To the extent permitted under the 1940 Act, an Acquiring Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Acquiring Fund. The Acquiring Funds have not yet determined whether such an election will be made.

Although the Acquiring Funds are not prohibited from making foreign investments, currently the Acquiring Funds do not anticipate making any significant foreign investments. However, if an Acquiring Fund acquires any equity interest in a passive foreign investment company (a "PFIC"), adverse U.S. federal income tax consequences may result.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Acquiring Funds may involve complex tax rules that may result in income or gain recognition by the Acquiring Funds without corresponding current cash receipts. Although the Acquiring Funds seeks to avoid significant non-cash income, such non-cash income could be recognized by the Acquiring Funds, in which case the Acquiring Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Acquiring Funds could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

Taxation of Distributions. Distributions paid out of an Acquiring Fund's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Acquiring Funds, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on the Acquiring Funds' shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed a Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares acquired at a time when an Acquiring Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, the Acquiring Funds' earnings and profits, described above, are determined at the end of the Acquiring Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of an Acquiring Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Acquiring Fund shares and then as capital gain. The Acquiring Funds may make distributions in excess of their earnings and profits, from time to time.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that an Acquiring Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by the Acquiring Funds as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed an Acquiring Fund's net capital gain for the taxable year), regardless of how long a shareholder has held Acquiring Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. The Acquiring Funds will designate capital gain dividends, if any, in a written statement furnished to its shareholders after the close of such Acquiring Fund's taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest an Acquiring Fund earned on direct obligations of the U.S. government if such Acquiring Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Acquiring Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder's Acquiring Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Acquiring Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Acquiring Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of an Acquiring Fund or a different RIC, the sales charge previously incurred in acquiring the Acquiring Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Acquiring Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61 day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain dividend with respect to any Acquiring Fund share and such Acquiring Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Acquiring Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this filing.

Foreign Taxes. Amounts realized by an Acquiring Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of an Acquiring Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Acquiring Fund will be eligible to file an annual election with the IRS pursuant to which the Acquiring Fund may pass through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Acquiring Fund, and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, the Acquiring Funds do not expect to qualify for this election.

U.S. Federal Income Tax Rates. Non-corporate Acquiring Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 35% on ordinary income and 15% on long-term capital gain for taxable years beginning on or before December 31, 2012. Under current law, long-term capital gain will be taxed at a maximum rate of 20% for taxable years beginning on or after January 1, 2013.

In general, for taxable years beginning before January 1, 2013, "qualified dividend income" realized by noncorporate Acquiring Fund shareholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. After this date, all dividend income generally will be taxed at the same rate as ordinary income. If 95% or more of an Acquiring Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Acquiring Fund shares for at least 61 days during the 121-day period beginning 60 days before the Acquiring Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of an Acquiring Fund's income is attributable to qualified dividend income, then only the portion of the Acquiring Fund's distributions that are attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by an Acquiring Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Acquiring Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Acquiring Fund shareholders therefore are urged to consult their own tax advisers and financial planners.
The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from the Acquiring Funds may qualify for the "dividends-received deduction" applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various "sunset" provisions of U.S. federal income tax laws.
For taxable years beginning after December 31, 2012, noncorporate Acquiring Fund shareholders generally will be subject to a 3.8% tax on their "net investment income," which ordinarily includes taxable distributions received from the Acquiring Funds and taxable gain on the disposition of Acquiring Fund shares.
For taxable years beginning after December 31, 2012, a U.S. withholding tax at a 30% rate will be imposed on dividends and proceeds of sales in respect of Acquiring Fund shares received by Acquiring Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Acquiring Funds will not pay any additional amounts in respect to any amounts withheld.

Backup Withholding. The Acquiring Funds are generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an Acquiring Fund shareholder if (i) the shareholder fails to furnish an Acquiring Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies an Acquiring Fund that the shareholder's TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9.

Foreign Shareholders. For purposes of this discussion, "foreign shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, subject to certain exceptions described below, distributions made to foreign shareholders will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gain, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, with respect to certain distributions made to foreign shareholders in taxable years beginning before January 1, 2012, no withholding will be required and the distributions generally will not be subject to U.S. federal income tax if (i) the distributions are reported as "interest related dividends" or "short term capital gain dividends" in a written statement furnished to shareholders (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given that an Acquiring Fund would designate any of its distributions as interest related dividends or short term capital gain dividends, even if it is permitted to do so. In the case of shares held through an intermediary, even if an Acquiring Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation. Capital gains dividends and gains recognized by a foreign shareholder on the redemption of Acquiring Fund shares generally will not be subject to U.S. federal income tax withholding, provided that certain requirements are satisfied.
With respect to payments made after December 31, 2012, a withholding tax of 30% will be imposed on dividends from, and the gross proceeds of a disposition of, Acquiring Fund shares paid to certain foreign entities unless various information reporting requirements are satisfied. Such withholding tax will generally apply to non-U.S. financial institutions, which are generally defined for this purpose as non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) are engaged in the business of holding financial assets for the account of others, or (iii) are engaged or hold themselves out as being engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets. Prospective foreign shareholders are encouraged to consult their tax advisors regarding the implications of this legislation on their investment in an Acquiring Fund.
Before investing in an Acquiring Fund's shares, a prospective foreign shareholder should consult with its own tax advisors, including whether the shareholder's investment can qualify for benefits under an applicable income tax treaty.

Tax-Deferred Plans. Shares of the Acquiring Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Acquiring Fund shares through such plans and/or accounts.

Tax-Exempt Shareholders. Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Acquiring Funds. Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if an Acquiring Fund has state or local governments or other tax-exempt organizations as shareholders. Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Internal Revenue Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

Tax Shelter Reporting Regulations. Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Legislative Proposals. Prospective shareholders should recognize that the present U.S. federal income tax treatment of the Acquiring Funds and their shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your tax advisors and financial planners concerning the status of legislative proposals that may pertain to holding Acquiring Fund shares.

Buying, Selling and Exchanging Fund Shares

Share Class Information

The following is a summary description of the share classes of the Target Funds and the Acquiring Funds involved in the Mergers.

  12b-1 Fees. Wells Fargo Advantage Funds have adopted a Distribution Plan (a "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act for certain classes. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services or other activities including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. Fees paid under the 12b-1 Plan by Class B shares that are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges) primarily cover past sales and distribution services, as well as ongoing services to shareholders. Over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges. The following table sets forth the 12b-1 fee charged to each class of Wells Fargo Advantage Funds.

Wells Fargo Advantage Fund Class	12b-1 Fee as a Percentage of Net Assets
Class A	0.00%
Class B	0.75%
Class C	0.75%
Class R	0.25%
Administrator Class	0.00%
Institutional Class	0.00%
Investor Class	0.00%

Shareholder Servicing Plan
 Wells Fargo Advantage Funds have a shareholder servicing plan. Under this plan, each Fund, with respect to certain of its classes of shares, has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the applicable share classes of a Fund pay an annual fee of up to 0.25% of the applicable class's average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

  Class A. If you choose to buy Class A shares, you will pay the public offering price (POP) which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. Class A shares are also subject to a shareholder servicing fee of up to 0.25% of the class's average daily net assets.

Class A Sales Charge Schedule
Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge as % of Net Amount Invested	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000-$99,999	4.75%	4.99%	4.00%
$100,000-$249,999	3.75%	3.90%	3.00%
$250,000-$499,999	2.75%	2.83%	2.25%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	0.00%
1	We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within 18 months from the date of purchase, unless the dealer of record waived its commission. Certain exceptions apply (see "CDSC Waivers" in your Acquiring Fund's prospectus). For purchases following the Merger, the CDSC you pay is applied to the NAV of the shares on the date of original purchase.

  Class B. Class B shares are closed to new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by our exchange policy) and specified persons may acquire Class B shares of a Fund in connection with the closing of a reorganization. No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange or in connection with the closing of a reorganization. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect. You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions. Class B share exchanges will not trigger the CDSC and the new shares will continue to age according to their original schedule and will be charged the CDSC applicable to the original shares upon redemption. Certain exceptions apply (see "CDSC Waivers" in your Acquiring Fund's prospectus). Class B shares are also subject to a 12b-1 fee as shown above and a shareholder servicing fee of up to 0.25% of the class's average daily net assets. The CDSC schedules are as follows:

Class B Shares CDSC Schedule
Redemption Within	CDSC
1 Year	5.00%
2 Years	4.00%
3 Years	3.00%
4 Years	3.00%
5 Years	2.00%
6 Years	1.00%
7 Years	0.00%
8 Years	A Shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, a Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses. The CDSC, if any, that will apply to Class B shares received in connection with a Merger will be calculated using the CDSC schedule applicable to the Target Fund shares exchanged in the Merger and the date that you purchased those shares.

  Class C. If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Fund's distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. For Target Fund shareholders who receive Class C shares in connection with the Merger, the date of purchase is the original purchase date of your Target Fund shares. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay higher ongoing expenses. Class C shares are subject to a 12b-1 fee as shown above and a shareholder servicing fee of up to 0.25% of the class's average daily net assets.

  Administrator Class. Administrator Class shares are offered primarily for direct investment by certain institutions. Administrator Class shares may also be offered through certain financial intermediaries. Administrator Class shares are offered at NAV without a front-end sales charge, CDSC or 12b-1 fee. They are subject to a shareholder servicing fee of up to 0.25% of the class's average daily net assets.

  Institutional Class. Institutional Class shares are offered primarily for direct investment by certain institutions. Institutional Class shares may also be offered through certain financial intermediaries. Institutional Class shares are offered at NAV without a front-end sales charge, CDSC, 12b-1 fee or shareholder servicing fee.

  Class R. Class R shares generally are available only to certain retirement plans. Class R shares are not subject to either front-end or contingent deferred sales charges, but are subject to a 12b-1 fee as shown above and a shareholder servicing fee of up to 0.25% of the class's average daily net assets.

Reductions and Waivers of Sales Charges

Generally, more sales charge reductions or waivers for Class A shares are offered than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

CLASS A SHARES SALES CHARGE REDUCTIONS AND WAIVERS
 You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

  You pay no sales charges on Fund shares you buy with reinvested distributions.

  You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.

  You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.) Subject to the Funds' Short Term Trading Policy, shareholders may not be able to exercise this provision for the first 30 days after your redemption.

  By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

  RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

ACCOUNTS THAT CAN BE AGGREGATED
 You may aggregate the following types of accounts indicated below to qualify for a volume discount:

Can this type of account be aggregated?	Yes	No
Individual accounts	X
Joint accounts	X
UGMA/UTMA accounts	X
Trust accounts over which the shareholder has individual or shared authority	X
Solely owned business accounts	X
RETIREMENT PLANS
Traditional and Roth IRAs	X
SEP IRAs	X
SIMPLE IRAs that use the Wells Fargo Advantage Funds prototype agreement[1]		X
SIMPLE IRAs that do not use the Wells Fargo Advantage Funds prototype agreement	X
403(b) Plan accounts[2]	X
401(k) Plan accounts		X
OTHER ACCOUNTS
529 Plan accounts[1]		X
Accounts held through other brokerage accounts		X
1	These accounts may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When plan assets in Fund Class A, Class B, Class C and WealthBuilder Portfolio shares (excluding Wells Fargo Advantage money market fund shares) reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.
2	Wells Fargo Advantage Funds no longer offers new, or accepts purchases in existing 403(b) accounts utilizing the Wells Fargo Advantage Funds prototype agreement.

Based on the above chart, if you believe that you own Fund shares in one or more accounts that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase, specifically identify those shares to your selling agent or shareholder servicing agent. For an account to qualify for a volume discount, it must be registered in the name of, or held for, the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21. Class A shares purchased at NAV will not be aggregated with other Fund shares for purposes of receiving a volume discount.

CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
 We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supersede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:

  Current and retired employees, directors/trustees and officers of:

    Wells Fargo Advantage Funds (including any predecessor funds);

    Wells Fargo and its affiliates; and

    family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

  Current employees of:

    the Fund's transfer agent;

    broker-dealers who act as selling agents;

    family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and

    each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

  Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.

  Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

  Section 529 college savings plan accounts.

  Insurance company separate accounts.

  Fund of Funds, including those advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM), subject to review and approval by Funds Management.

  Investors who held Advisor Class shares of a Wells Fargo Advantage Fund at the close of business on June 20, 2008 (the "Eligibility Time"), so long as the following conditions are met: 1) any purchases at NAV are limited to Class A shares of the same Fund in which the investor held Advisor Class shares at the Eligibility Time; 2) share purchases are made in the same account through which the investor held Advisor Class shares at the Eligibility Time; 3) the owner of the account remains the same as the account owner at the Eligibility Time; and 4) following the Eligibility Time, the account maintains a positive account balance at some time during a period of at least six months in length.

  Investors who held Advisor Class shares at the Eligibility Time are also eligible to exchange their Class A shares for Class A shares of another Wells Fargo Advantage Fund without imposition of any Class A sales charges and would be eligible to make additional purchases of Class A shares of such other Fund at NAV in the account holding the shares received in exchange.

The eligibility of such investors that hold Fund shares through an account maintained by a financial institution is also subject to the following additional limitation. In the event that such an investor's relationship with and/or the services such investor receives from the financial institution subsequently changes, such investor shall thereafter no longer be eligible to purchase Class A shares at NAV. Please consult with your financial representative for further details.

  Investors who receive annuity payments under either an annuity option or from death proceeds previously invested in a Fund may reinvest such payments or proceeds in the Fund within 120 days of receiving such distribution.

  Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.

  Former Evergreen Class IS shareholders who received Class A shares of a Fund as a result of a reorganization can continue to purchase Class A shares of that Fund and any other Wells Fargo Advantage Fund purchased subsequently by exchange at net asset value, without paying the customary sales load, after which subsequent purchases of shares of the subsequent Fund may also be made at net asset value.

  Former Evergreen Class R shareholders who received Class A shares of a Fund as a result of a reorganization can continue to purchase Class A shares of that Fund and any other Wells Fargo Advantage Fund purchased subsequently by exchange at net asset value, without paying the customary sales load, after which subsequent purchases of sharesof the subsequent Fund may also be made at net asset value.

CDSC WAIVERS

  You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

  Waiver of the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals generally made after age 70 1/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

  Waiver of the CDSC for redemptions made in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disabled" is defined in Internal Revenue Code Section 72(m)(7).)

  Waiver of the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or effect a Fund liquidation.

  Waiver of the Class C shares CDSC if the dealer of record waived its commission.

  Waiver of the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here. Contact your selling agent for further information.

Purchase and Redemption Information

Shares of the Target Funds and Acquiring Funds may be purchased and sold through broker-dealers and other financial intermediaries who have entered into sales agreements with the Funds' principal underwriter, Wells Fargo Funds Distributor, LLC ("WFFD"). Institutional Class shares may also be purchased and sold directly. Additional information on how you can buy, redeem or exchange shares of each Fund is available in the Fund's prospectus and SAI.

The following tables set forth the minimum initial purchase amounts for each applicable class of shares of the Target Funds and the Acquiring Funds, respectively.

Wells Fargo Advantage Funds
	Minimum Initial Purchase of Class A and Class C Shares	Minimum Initial Purchase of Investor Class Shares
Regular Accounts	$1,000	$2,500
Minimum Initial IRAs, IRA Rollovers and Roth IRAs	$250	$1,000
UGMA/UTMA Accounts	$50	$1,000
Employer Sponsored Retirement Plans	None	None

For Institutional Class and Administrator Class shares of the applicable Target Funds and Acquiring Funds, share purchases made through a customer account at your financial intermediary follow that firm's terms. Financial intermediaries may require different minimum investment amounts with respect to both initial and additional purchases. Please consult an account representative from your financial intermediary for specifics. For information on how to purchase Administrator Class or Institutional Class shares directly, please consult the applicable Fund's prospectus and SAI.

For additional purchases of Class A, Class C shares and Investor Class shares, there is a minimum purchase amount of $100 for any share class of a Target Fund or an Acquiring Fund with respect to regular, IRA, IRA rollovers and Roth IRA accounts. For additional purchases through UGMA/UTMA accounts, there is a minimum additional purchase amount of $50. There is no minimum with respect to additional purchases through employer sponsored retirement plans. Additional purchases of Institutional Class shares and Administrator Class shares follow the terms established by the financial intermediary through whom the shares were purchased.

The Funds reserve the right to refuse or cancel a purchase or exchange order for any reason. Additional information concerning purchases and redemptions of shares is contained in each Fund's prospectus and statement of additional information.

Exchange Privileges

Shares of the Wells Fargo Advantage Funds may be exchanged for shares of the same class of any other Wells Fargo Advantage Fund. No sales charge is imposed on an exchange. If you are making an initial investment into a fund through an exchange, you generally must exchange at least the minimum initial purchase amount for the new fund. An exchange is considered both a sale and a purchase of shares and may create a taxable event. Further information regarding the current exchange privileges, the requirements and limitations attendant thereto, and the tax implications are described in each Fund's prospectus and SAI.

Small Accounts and Small Account Fee

Wells Fargo Advantage Funds reserves the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, Wells Fargo Advantage Funds will give you approximately 60 days to bring your account above the minimum investment amount.

Financial Intermediary Compensation

If you purchase a Target Fund or an Acquiring Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

Fund Policies and Procedures

Frequent Purchases and Redemptions of Fund Shares

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis. If a shareholder redeems more than $5,000 (including redemptions that are part of an exchange transaction) from a Fund, that shareholder will be "blocked" from purchasing shares of that Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to:

  Money market funds;

  Ultra-short funds (includes Adjustable Rate Government Fund, Ultra Short-Term Income Fund and Ultra Short-Term Municipal Income Fund;

  Purchases of shares through dividend reinvestments;

  Systematic purchases, redemptions or exchanges where a financial intermediary maintaining a shareholder account identifies the transaction as a systematic purchase, redemption or exchange at the time of the transaction;

  Rebalancing transactions within certain asset allocation or "wrap" programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

  Transactions initiated by a registered "fund of funds" or Section 529 Plan into an underlying fund investment;

  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares purchased or redeemed by a participant in connection with plan loans; and

  Purchases below $5,000 (including purchases that are part of an exchange transaction).

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

A financial intermediary through whom you may purchase shares of a Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and described in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about the restrictions or limitations on trading activity that will be applied to your account.

Dividend Policy

The Target Funds and Acquiring Funds generally make distributions of any net investment income and any realized net capital gains at least annually. Your distributions will be automatically reinvested in additional shares, unless you or your financial intermediary directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Wells Fargo Advantage Fund, or have them deposited into your bank account. With the check payment option, if checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

See each Fund's prospectus for further information concerning dividends and distributions.

Pricing Fund Shares

The following describes how the Funds price their shares.

The share price (net asset value per share or NAV) for the Fund is calculated each business day as of the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m. ET). To calculate a share's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The NAV of each share class is calculated separately. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. A Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the reported net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price is established but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See each Target and Acquiring Fund's Statement of Additional Information for additional details regarding the pricing of Fund shares.

INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

The Target Funds and Acquiring Funds are series of the Trust. The Trust is an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. The Trust is organized as a Delaware statutory trust and is governed by its Amended and Restated Declaration of Trust (the "Declaration of Trust") and applicable state and federal law.

Capitalization

The beneficial interests in the Target Funds and the Acquiring Funds are represented by an unlimited number of transferable shares of beneficial interest. Each Target Fund's and Acquiring Fund's governing documents permit the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by both the Target Funds and Acquiring Funds. Each Target Fund's and Acquiring Fund's shares represent equal proportionate interests in the assets belonging to the shares of the same class of that Fund. Except as otherwise required by the 1940 Act or other applicable law, shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Target Fund and Acquiring Fund vote separately, by class, as to matters that affect only their particular class and, by Fund, as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

Further Information on Shareholder Rights

Since each Fund is a series of the Trust, the rights of shareholders of the Funds are identical. For further information, please see the section entitled "Capital Stock" in the Acquiring Fund's SAI (or the Merger SAI, as applicable).

VOTING INFORMATION CONCERNING THE MEETING

Shareholder Information

This prospectus/proxy statement is being sent to shareholders of each Target Fund in connection with the solicitation of proxies by the Board of Trustees of the Trust, to be used at the Meeting to be held at 10:00 a.m., Pacific time, on August 19, 2011 at the offices of Wells Fargo Advantage Funds, 525 Market Street, San Francisco, California 94105, and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Target Fund on or about July 1, 2011. Only shareholders of record as of the close of business on May 26, 2011 (the "Record Date") are entitled to notice, and to vote at the Meeting or any adjournment(s) thereof. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail, vote by other means, such as by telephone, or attend the Meeting in person. (See the back of this prospectus/proxy statement and the proxy card for voting instructions.) If you wish to attend the Meeting in person, please call (866) 828-6931 for instructions.

You can vote by returning your properly executed proxy card in the envelope provided. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) as you have indicated. If you return a properly executed proxy card, but no choice is specified, your shares will be voted FOR approval of the Plan. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Target Fund. If any other matters about which the Target Fund did not have timely notice properly come before the Meeting, authorization is given to the proxy holders to vote in accordance with the views of management of the Target Fund. Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and will have the effect of a vote against the Plan. Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which the Target Fund has received sufficient votes to approve a matter being recommended for approval by the Board of Trustees, the Target Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the matter.

Shareholders may revoke a proxy prior to the Meeting by giving timely written notice of such revocation to the Trust at the address above, stating that the proxy is revoked, by submitting a subsequent proxy timely and in accordance with the methods prescribed by this prospectus/proxy statement, or by attending the Meeting and voting in person. Any shareholder who has returned a properly executed proxy card, including a broker who may hold shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person, by submitting a letter of revocation to the Trust prior to the date of the Meeting, by submitting a later dated and properly executed proxy card to the Trust prior to the date of the Meeting, in accordance with the methods prescribed in this prospectus/proxy statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan.

The Declaration of Trust states that thirty-three and one-third percent (33 1/3%) of the issued and outstanding shares of a Target Fund entitled to vote in person or by proxy at the Meeting shall constitute a quorum for the transaction of business at the Meeting. However, approval of a Merger requires the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Target Fund. A vote of the majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of your Target Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of your Target Fund. The outcome of the vote for any Merger will not affect the outcome of the vote for any other proposal.

In voting on the Plan, each share of the Target Fund will be entitled to one vote, and each fractional share will be entitled to a proportionate fractional vote.

Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Wells Fargo, its affiliates or other representatives of the Target Fund (who will not be paid for their soliciting activities). In addition, The Altman Group, the Fund's proxy solicitor, may make proxy solicitations and will receive compensation for seeking shareholder votes and answering shareholder questions in an amount estimated to be $_____ with respect to the proposals covered by this prospectus/proxy statement. That cost and other expenses of the Meeting and the Merger will be paid by Funds Management or one of its affiliates.

In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares of a Target Fund represented at the Meeting, either in person or by proxy. Abstentions and broker non-votes will not be voted on a motion to adjourn.

A shareholder who objects to the proposed Merger will not be entitled under either Delaware law or the Declaration of Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for U.S. federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of the Acquiring Fund which they receive in the transaction at their then-current net asset value. Shares of the Target Fund may be redeemed at any time prior to the consummation of the Merger. Shareholders of the Target Fund may wish to consult their tax advisers as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

If a Target Fund's shareholders do not vote to approve the Merger, the Board of Trustees of the Trust may consider other possible courses of action, including liquidation of the Target Fund.

The votes of the shareholders of the Acquiring Funds are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Target Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

The number of shares of each Target Fund outstanding as of the Record Date was as follows:

Wells Fargo Advantage Core Equity Fund
Class of Shares	Number of Shares Outstanding and Entitled to Vote
Class A
Class B
Class C
Administrator Class
Institutional Class

Wells Fargo Advantage Classic Value Fund
Class of Shares	Number of Shares Outstanding and Entitled to Vote
Class A
Class B
Class C
Class R
Administrator Class
Institutional Class

Wells Fargo Advantage Mid Cap Growth Fund
Class of Shares	Number of Shares Outstanding and Entitled to Vote
Class A
Class B
Class C
Administrator Class
Institutional Class
Investor Class

Wells Fargo Advantage Growth Opportunities Fund
Classes of Shares	Number of Shares Outstanding and Entitled to Vote	Number of Votes by Class
Class A
Class C
Administrator Class
Institutional Class
All Classes

Wells Fargo Advantage Small Cap Growth Fund
Classes of Shares	Number of Shares Outstanding and Entitled to Vote	Number of Votes by Class
Class A
Class B
Class C
Administrator Class
Institutional Class
Investor Class
All Classes

As of the Record Date, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund. Except as noted below in the table, to each Fund's knowledge, no persons owned of record 5% or more of any class of shares of the Fund. Any shareholder who holds beneficially 25% or more of the outstanding common shares of a Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote, including the vote to approve the Plan, and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

Wells Fargo Advantage Core Equity (Target Fund)
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger

Wells Fargo Advantage Opportunity Fund (Acquiring Fund)
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger

Wells Fargo Advantage Classic Value Fund (Target Fund)
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger

Wells Fargo Advantage Equity Value Fund (Acquiring Fund)
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger

Wells Fargo Advantage Mid Cap Growth Fund (Target Fund)
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger

Wells Fargo Advantage Enterprise Fund (Acquiring Fund)
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger

Wells Fargo Advantage Growth Opportunities Fund (Target Fund)
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger

Wells Fargo Advantage Discovery Fund (Acquiring Fund)
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger

Wells Fargo Advantage Small Cap Growth Fund (Target Fund)
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger

Wells Fargo Advantage Emerging Growth Fund (Acquiring Fund)
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger

FINANCIAL STATEMENTS

The audited financial highlights of each Target Fund and each Acquiring Fund for the last five fiscal years are incorporated by reference from the applicable Fund's prospectus. The unaudited financial highlights for the Acquiring Funds for the six-month period ended March 31, 2011 are included in Exhibit E.

The Merger SAI incorporates by reference the following financial statements, including the financial highlights for the periods indicated therein and the reports of KPMG LLP, independent registered public accounting firm to each of the Target Funds and Acquiring Funds, thereon.

Fund Name	Financial Statements as of	Audited or Unaudited
Wells Fargo Advantage Core Equity Fund	07/31/2010 01/31/2011	Audited Unaudited
Wells Fargo Advantage Classic Value Fund	07/31/2010 01/31/2011	Audited Unaudited
Wells Fargo Advantage Mid Cap Growth Fund	09/30/2010 03/31/2011	Audited Unaudited
Wells Fargo Advantage Growth Opportunities Fund	09/30/2010 03/31/2011	Audited Unaudited
Wells Fargo Advantage Small Cap Growth Fund	10/31/2010	Audited
Wells Fargo Advantage Opportunity Fund	09/30/2010 03/31/2011[1]	Audited Unaudited
Wells Fargo Advantage Equity Value Fund	09/30/2010 03/31/2011[1]	Audited Unaudited
Wells Fargo Advantage Enterprise Fund	09/30/2010 03/31/2011[1]	Audited Unaudited
Wells Fargo Advantage Discovery Fund	09/30/2010 03/31/2011[1]	Audited Unaudited
Wells Fargo Advantage Emerging Growth Fund	09/30/2010 03/31/2011[1]	Audited Unaudited
1	The unaudited financial highlights for the six-month period ended on the date indicated above are provided in Exhibit E.

ADDITIONAL INFORMATION

Each Target Fund and Acquiring Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information with the SEC.

These items can be inspected and copies may be obtained at prescribed rates at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 3 World Financial Center, Suite 400, New York, NY 10281-1022; 33 Arch Street, 23rd Floor, Boston, MA 02110-1424; 701 Market Street, Philadelphia, PA 19106-1532; 801 Brickell Ave., Suite 1800, Miami, FL 33131; 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326-1232; 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604; 1801 California Street, Suite 1500, Denver, CO 80202-2656; Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648; and 44 Montgomery Street, Suite 2600, San Francisco, CA 94104.

Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates or by calling 1-202-551-8090.

OTHER BUSINESS

The Trustees of each Target Fund do not intend to present any other business at the Meeting. If any other matters are properly presented at the Meeting for action by shareholders of a Target Fund, the persons named as proxies will vote in accordance with the views of management of the Target Fund.

THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE PLAN WITH RESPECT TO EACH TARGET FUND. ANY PROPERLY EXECUTED PROXY CARDS RECEIVED WITHOUT INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

July 1, 2011

Instructions for Executing Proxy Card

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION CORPORATE ACCOUNTS	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY
 (Certain of the options outlined below may not be available to all shareholders. Please consult your proxy card for a list of the voting methods that are available to you).

VOTE BY TELEPHONE:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Call the toll-free number on your proxy card.

VOTE BY INTERNET:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Go to the Web site indicated on your proxy card and follow the voting instructions.

The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Please note that, although there is no charge to you for voting by telephone or electronically through the Internet associated with this prospectus/proxy statement, there may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies, that must be borne by the shareholders.

Voting by telephone or Internet is generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about voting, please call The Altman Group, our proxy solicitor, at (866) 828-6931 (toll free).

Exhibit A
Form of Agreements and Plans of Reorganization

THE STANDARD PLAN

WELLS FARGO FUNDS TRUST

WELLS FARGO VARIABLE TRUST

AGREEMENT AND PLAN OF REORGANIZATION

Dated as of ________, 2011

This AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made as of this [insert date], 2011, by Wells Fargo Funds Trust and Wells Fargo Variable Trust (each a "Trust"), a Delaware statutory trust, for itself and on behalf of its respective Acquiring Fund(s) and its respective Target Fund(s), as indicated in the chart below.

Target Fund	Acquiring Fund
Core Equity Fund Class A Class B Class C Administrator Class Institutional Class	Opportunity Fund Class A Class B (new class) Class C Administrator Class Institutional Class
Disciplined Global Equity Fund Class A Class C Administrator Class Institutional Class	Intrinsic World Equity Fund Class A Class C Administrator Class Institutional Class
Disciplined Value Fund Class A Class C Administrator Class Institutional Class Investor Class	Large Company Value Fund Class A Class C Administrator Class Institutional Class Investor Class
Growth Opportunities Fund Class A Class C Administrator Class Institutional Class	Discovery Fund Class A Class C Administrator Class Institutional Class
Mid Cap Growth Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	Enterprise Fund Class A Class B (new class) Class C Administrator Class Institutional Class Investor Class
VT Core Equity Fund Class 1 Class 2	VT Opportunity Fund Class 1 (new class) Class 2

WHEREAS, each Trust is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the parties desire that each Acquiring Fund acquire the assets and assume the liabilities of its corresponding Target Fund ("Corresponding Target Fund", as set forth opposite a corresponding Acquiring Fund "Corresponding Acquiring Fund" in the table above) in exchange for shares of equal value of the Acquiring Fund and the distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund in connection with the liquidation and termination of the Target Fund (the "Reorganization");

WHEREAS, the parties desire that the Plan govern, in a single combined document for convenience, the Reorganization involving each Trust and each Target Fund and its Corresponding Acquiring Fund as a separate and independent transaction, and that all references herein to the Reorganization or a Trust or Fund, be interpreted consistent with the transactions being separate and independent; and

WHEREAS, the parties intend that the Reorganization qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that each Fund will be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization;

NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

1. Definitions.

The following terms shall have the following meanings:

1933 Act	The Securities Act of 1933, as amended.
1934 Act	The Securities Exchange Act of 1934, as amended.
Acquiring Class	The class of the Acquiring Fund's shares that each Trust will issue to the shareholders of the Target Fund Class, as set forth above.
Acquiring Fund Financial Statements

The audited financial statements of the Acquiring Fund for its most recently completed fiscal year and the unaudited financial statements of the Acquiring Fund for its most recently completed semi-annual period.

Assets

All property and assets of any kind and all interests, rights, privileges and powers of or attributable to a Fund, whether or not determinable at the appropriate Effective Time and wherever located. Assets include all cash, cash equivalents, securities, claims (whether absolute or contingent, Known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by a Fund and any deferred or prepaid expense shown as an asset on such Fund's books.

Assets List	A list of securities and other Assets and Known Liabilities of or attributable to the Target Fund as of the date provided.
Board	The Board of Trustees of each Trust.
Closing Date	August 26, 2011 or such other date as the parties may agree to in writing with respect to the Reorganization.
Corresponding Target Class	The Target share class set forth opposite an Acquiring Class in the chart on the first page of this Plan.
Effective Time	9:00 a.m. Eastern Time on the first business day following the Closing Date of the Reorganization, or such other time and date as the parties may agree to in writing.
Fund	The Acquiring Fund or the Target Fund.
Know, Known or Knowledge	Known after reasonable inquiry.
Liabilities	All liabilities of, allocated or attributable to, a Fund, whether Known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.
Material Agreements	The agreements to which a Trust is a party that are filed, or are required to be filed, as an exhibit to the Registration Statement.
Registration Statement	The Trust's registration statement on Form N-1A, as filed with the SEC and in effect from time to time.
Reorganization Documents

Such bills of sale, assignments, and other instruments of transfer as each Trust deems desirable for the Target Fund to transfer to the Acquiring Fund all rights and title to and interest in the Target Fund's Assets and Liabilities and for the Acquiring Fund to assume the Target Fund's Assets and Liabilities.

Target Fund Financial Statements

The audited financial statements of the Target Fund for its most recently completed fiscal year and the unaudited financial statements of the Target Fund for its most recently completed semi-annual period.

Valuation Time

The time on the Reorganization's Closing Date, the business day immediately preceding the Closing Date if the Closing Date is not a business day or such other time as the parties may agree to in writing, that each Trust determines the net asset value of the shares of the Acquiring Fund and determines the value of the Assets of or attributable to the Target Fund, net of known Liabilities. Unless otherwise agreed to in writing, the Valuation Time of a Reorganization shall be the time of day then set forth in the Acquiring Fund's and Target Fund's Registration Statement as the time of day at which net asset value is calculated.

2. Regulatory Filings. Each Trust shall prepare and file any required filings including, without limitation, filings with state or foreign securities regulatory authorities necessary to consummate the Reorganization.

3. Transfer of Target Fund Assets. Each Trust shall take the following steps with respect to the Reorganization:

(a) At the Effective Time, each Trust with respect to each of its series that is a Target Fund shall assign, transfer, deliver and convey all of such Target Fund's Assets to its Corresponding Acquiring Fund on the bases described in Subsection 3(c) of this Plan. Each Trust with respect to each of its series that is a Acquiring Fund shall then accept its Corresponding Target Fund's Assets and assume its Corresponding Target Fund's Liabilities such that at and after the Effective Time (i) all of the Corresponding Target Fund's Assets at or after the Effective Time shall become and be the Assets of its Corresponding Acquiring Fund and (ii) all of the Corresponding Target Fund's Liabilities at the Effective Time shall attach to its Corresponding Acquiring Fund, and be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

(b) Within a reasonable time prior to the Closing Date, each Target Fund shall provide, if requested, its Assets List to its Corresponding Acquiring Fund. The Target Fund may sell any investment on the Assets List prior to the Target Fund's Valuation Time. After the Target Fund provides the Assets List, the Target Fund will notify its Corresponding Acquiring Fund of its purchase or incurrence of additional investments or of any additional encumbrances, rights, restrictions or claims not reflected on the Assets List, within a reasonable time period after such purchase or incurrence. Within a reasonable time after receipt of the Assets List and prior to the Closing Date, the Acquiring Fund will advise its Corresponding Target Fund in writing of any investments shown on the Assets List that the Acquiring Fund has reasonably determined to be impermissible or inconsistent with the investment objective, policies and restrictions of the Acquiring Fund.

(c) Each Trust shall assign, transfer, deliver and convey the Assets of each of its series that is a Target Fund to its Corresponding Acquiring Fund at the Reorganization's Effective Time on the following bases:

(1) In exchange for the transfer of the Assets, each Trust shall simultaneously issue and deliver to the Target Fund full and fractional shares of beneficial interest of each Acquiring Class of the Corresponding Acquiring Fund. Each Trust shall determine the number of shares of each Acquiring Class to issue by dividing the value of the Assets net of Known Liabilities attributable to the Corresponding Target Class by the net asset value of one Acquiring Class share. Based on this calculation, each Trust shall issue shares of beneficial interest of each Acquiring Class with an aggregate net asset value equal to the value of the Assets net of Known Liabilities of the Corresponding Target Class.

(2) The parties shall determine the net asset value of the Acquiring Fund shares to be delivered, and the value of the Assets to be conveyed net of Known Liabilities, as of the Valuation Time substantially in accordance with each Trust's current valuation procedures. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.

(3) Each Trust shall cause its custodian to transfer the Target Fund's Assets with good and marketable title to the account of the Acquiring Fund. Each Trust shall cause its custodian to transfer all cash in the form of immediately available funds. Each Trust shall cause its custodian to transfer any Assets that were not transferred to the Acquiring Fund's account at the Effective Time to the Acquiring Fund's account at the earliest practicable date thereafter.

4. Liquidation and Termination of each Target Fund and Registration of Shares. Each Trust also shall take the following steps for the Reorganization:

(a) At or as soon as reasonably practical after the Effective Time, each Trust shall dissolve and liquidate the Target Fund, and terminate the Target Fund as an authorized series of the Trust, in accordance with applicable law and its Declaration of Trust by transferring to shareholders of record of each Corresponding Target Class full and fractional shares of beneficial interest of the Acquiring Class equal in value to the shares of the Corresponding Target Class held by the shareholder. Each shareholder also shall have the right to receive any unpaid dividends or other distributions that each Trust declared with respect to the shareholder's Corresponding Target Class shares before the Effective Time. Each Trust shall record on its books the ownership by the shareholders of the Acquiring Fund shares; each Trust shall simultaneously redeem and cancel on its books all of the issued and outstanding shares of each Corresponding Target Class. Each Trust does not issue certificates representing Fund shares, and shall not be responsible for issuing certificates to shareholders of the Target Funds. Each Trust shall wind up the affairs of its Target Fund(s) and shall take all steps as are necessary and proper to dissolve, liquidate and terminate the Target Fund(s) in accordance with applicable law and regulations and its Declaration of Trust, as soon as is reasonably practicable after the Effective Time.

(b) If a Target Fund shareholder requests a change in the registration of the shareholder's Acquiring Fund shares to a person other than the shareholder, each Trust shall require the shareholder to (i) furnish each Trust an instrument of transfer properly endorsed, accompanied by any required signature guarantees and otherwise in proper form for transfer; and (ii) pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of each Trust that such tax has been paid or does not apply.

5. Representations, Warranties and Agreements of Each Trust. Each Trust, on behalf of itself and, as appropriate, each Target Fund and each Acquiring Fund, represents and warrants to, and agrees with, each Acquiring Fund and each Target Fund, respectively as follows:

(a) Each Trust is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware. The Board duly established and designated each Fund as a series of each Trust and each Acquiring Class as a class of the Acquiring Fund. Each Trust is an open-end management investment company registered with the SEC under the 1940 Act.

(b) Each Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as described in its Registration Statement, to enter into this Plan and to consummate the transactions contemplated herein.

(c) The Board has duly authorized the execution and delivery of the Plan and the transactions contemplated herein. Duly authorized officers of each Trust have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the Declaration of Trust of each Trust or any Material Agreement. Each Trust does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

(d) Each Fund has qualified as a "regulated investment company" under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue to so qualify until the Effective Time and has computed its federal income tax liability, if any, under Sections 852 and 4982 of the Code.

(e) Each Trust has duly authorized the Acquiring Fund shares to be issued and delivered to the Target Fund as of the Target Fund's Effective Time. When issued and delivered, the Acquiring Fund shares shall have been registered for sale under the 1933 Act and shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor are there any securities convertible into Acquiring Fund shares.

(f) Each Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act and all applicable state securities laws. Each Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Registration Statement currently in effect. The value of the Assets net of Known Liabilities of the Acquiring Fund has been determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Acquiring Fund.

(g) Each Trust does not Know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against it or any of its series that is a Fund or its Assets or businesses. There are no facts that each Trust currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against it or any of its series that is a Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts, provided all required performance disclosures have been made. Neither each Trust nor any Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or Assets or its ability to consummate the transactions contemplated by this Plan.

(h) No material default has occurred and is continuing in respect of any Fund under any Material Agreement.

(i) Each Trust has timely filed all tax returns for each of its series that is a Fund for all of its taxable years to and including its most recent taxable year required to be filed on or before the date of this Plan, and has paid all taxes payable pursuant to such returns. To the Knowledge of each Trust, no such tax return has been or is currently under audit and no assessment has been asserted with respect to any return. Each Trust will file all of the tax returns for each of its series that is a Fund for all of its taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).

(j) Since the date of the Target Fund Financial Statements and the Acquiring Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Target Fund or Acquiring Fund, respectively. For purposes of this provision, investment underperformance, negative investment performance or net redemptions shall not be deemed to constitute such facts, provided all customary performance disclosures have been made.

(k) The Target Fund Financial Statements and the Acquiring Fund Financial Statements, fairly present the financial position of the Acquiring Fund as of the Fund's most recent fiscal year-end and the results of the Fund's operations and changes in the Fund's net assets for the periods indicated. The Target Fund Financial Statements and the Acquiring Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

(l) To the Knowledge of each Trust, neither any of its series that is a Target Fund or an Acquiring Fund has any Liabilities, whether or not determined or determinable, other than Liabilities disclosed or provided for in the Target Fund Financial Statements and the Acquiring Fund Financial Statements, respectively, or Liabilities incurred in subsequent to the date thereof in the ordinary course of business.

(m) Except as otherwise provided herein, each Trust shall operate the business of each of its series that is a Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include the declaration and payment of dividends and distributions approved by the Board in anticipation of the Reorganization. Notwithstanding the foregoing, each Fund shall (i) complete all measures prior to the Effective Time to ensure that the Reorganization qualifies as a "reorganization" within the meaning of Section 368(a) of the Code; and (ii) take all other appropriate action necessary to ensure satisfaction of representations in certificates to be provided to Proskauer Rose in connection with their opinion described in Section 6(d), regardless of whether any measures or actions described in this sentence are in the ordinary course.

6. Conditions to Each Trust's Obligations. The obligations of each Trust with respect to the Reorganization shall be subject to the following conditions precedent:

(a) Each Trust shall have duly executed and delivered the Target Fund Reorganization Documents.

(b) All representations and warranties of each Trust made in this Plan that apply to the Reorganization shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time.

(c) Each Trust shall have delivered a certificate dated as of the Closing Date and executed in its name by its Treasurer or Secretary stating that the representations and warranties of such Trust in this Plan that apply to the Reorganization are true and correct at and as of the Valuation Time.

(d) Each Trust shall have received an opinion dated as of the Closing Date in a form reasonably satisfactory to it of Proskauer Rose, upon which each Fund and its shareholders may rely, based upon representations reasonably acceptable to Proskauer Rose made in certificates provided by each Trust, on behalf of itself and each Fund, the Funds' affiliates and/or principal shareholders, substantially to the effect that the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each Fund will be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(e) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

(f) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act.

(g) Each Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization's Valuation Time and Effective Time.

(h) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the Valuation Time, the Target Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to the Target Fund shareholders all of its previously undistributed (i) "investment company taxable income" within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code, (ii) amounts equal to the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) net capital gain (within the meaning of Section 1222(11) of the Code), if any, realized in taxable periods or years ending on or before the Effective Time.

(i) The Board of each Trust shall not have terminated this Plan with respect to the Reorganization pursuant to Section 8 of this Plan.

7. Tax Matters. Except where otherwise required by law, each Trust shall not take a position on any tax returns inconsistent with the treatment of the Reorganization for tax purposes as a "reorganization", within the meaning of Section 368(a) of the Code and each Acquiring Fund and the Corresponding Target Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.

8. Survival of Representations and Warranties. The representations and warranties of each Trust shall survive the completion of the transactions contemplated herein.

9. Termination of Plan. The Board may terminate this Plan with respect to the Acquiring Fund or Target Fund, as appropriate, by majority vote, if: (i) the conditions precedent set forth in Section 6, are not satisfied on the Closing Date; or (ii) it becomes reasonably apparent to the Board that such conditions precedent will not be satisfied on the Closing Date; or (iii) the Board makes a good faith determination that it is not in the best interest of the Fund or its shareholders to consummate the Plan.

10. Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.

11. Amendments. The Reorganization of the Target Funds requires shareholder approval. Each Trust may, by agreement in writing authorized by the Board, amend this Plan with respect to the Reorganization at any time, including, with respect to any Target Fund whose shareholders are being asked to approve the Reorganization, before or after such Target Fund's shareholders approve of the Reorganization. After a Target Fund's shareholders approve a Reorganization, however, each Trust may not amend this Plan in a manner that materially adversely affects the interests of the Target Fund's shareholders with respect to that Reorganization. This Section shall not preclude each Trust from changing the Closing Date or the Effective Time of a Reorganization.

12. Waivers. At any time prior to the Closing Date, each Trust may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Each Trust agrees that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

13. Limitation on Liabilities. The obligations of each Trust and each Fund shall not bind any of the Trustees, shareholders, nominees, officers, agents, or employees of each Trust personally, but shall bind only the Assets and property of the particular Fund. The execution and delivery of this Plan by the officers of each Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Acquiring Fund or the Target Fund, as appropriate.

14. General. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

WELLS FARGO FUNDS TRUST
 for itself and on behalf of its Target Funds
 and on behalf of its Acquiring Funds

ATTEST:

By: _________________________
 Name: C. David Messman
 Title: Secretary

By: __________________________
 Name: Kasey Phillips
 Title: Treasurer

 WELLS FARGO VARIABLE TRUST
 for itself and on behalf of its Target Fund
 and on behalf of its Acquiring Fund

ATTEST:

By: __________________________
 Name: C. David Messman
 Title: Secretary

By: ___________________________
 Name: Kasey Phillips
 Title: Treasurer

THE ALTERNATE PLAN

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WELLS FARGO FUNDS TRUST

WELLS FARGO MASTER TRUST

AGREEMENT AND PLAN OF REORGANIZATION

Dated as of _______, 2011

This AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made as of this _____, 2011, by and between Wells Fargo Funds Trust ("Funds Trust"), a Delaware statutory trust, for itself and with respect to each of its series that is an Acquiring Fund, as defined below, or a Target Fund, as defined below; and Wells Fargo Master Trust ("Master Trust"), a Delaware statutory trust, for itself and with respect to each of its series that is a Master Portfolio, as defined below;

WHEREAS, Funds Trust and Master Trust Funds Trust are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, each Acquiring Fund is a feeder fund in a "master/feeder fund structure" that invests substantially all of its net investable assets in a Master Portfolio whose investment objective and investment strategies are substantially similar to those of the feeder fund;

WHEREAS, the parties desire that: 1) each Master Portfolio acquire the Assets of its Corresponding Target Fund, as defined below, in return for interests reflecting a beneficial interest in the Master Portfolio ("Corresponding Master Portfolio Interests") of equal value; and 2) each Corresponding Target Fund, immediately thereafter, acquires shares of its Corresponding Acquiring Fund, as defined below, and each such Corresponding Acquiring Fund assumes all of the Liabilities of such Corresponding Target Fund in return for all of the Corresponding Target Fund's Assets (comprising of the Corresponding Master Portfolio Interests received by such Corresponding Target Fund); and 3) that such shares of the Acquiring Fund be distributed to the shareholders of the Corresponding Target Fund in connection with the liquidation and termination of the Corresponding Target Fund (each transaction described above between a Master Portfolio and its Corresponding Target Fund, and between a Target Fund and its Corresponding Acquiring Fund and the distribution to shareholders of the Acquiring Fund shares, being referred to collectively as a "Reorganization");
WHEREAS, this Plan contemplates multiple Reorganizations but is intended to have effect in respect of each Reorganization as a separate agreement and plan of reorganization between a Master Portfolio, one Corresponding Acquiring Fund and one Corresponding Target Fund and is to be read and interpreted accordingly;

WHEREAS, Master Trust acting for itself and with respect to each Master Portfolio, Funds Trust acting for itself and with respect to each Acquiring Fund and each Target Fund, is acting separately from all of the other parties and their series, as applicable, and not jointly or jointly and severally with any other party;

WHEREAS, the parties desire that the Plan govern, in a single combined document for convenience, the Reorganization involving each Trust and each Target Fund and its Corresponding Acquiring Fund as a separate and independent transaction, and that all references herein to the Reorganization or a Trust or Fund, be interpreted consistent with the transactions being separate and independent; and

WHEREAS, the parties intend that each Reorganization qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that each Acquiring Fund and its Corresponding Target Fund will be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization.
NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:
1. Definitions.

The following terms shall have the following meanings:

1933 Act	The Securities Act of 1933, as amended.
1934 Act	The Securities Exchange Act of 1934, as amended.
Acquiring Class

The class of shares of an Acquiring Fund that Funds Trust will issue to a Target Fund in respect of the Assets and Liabilities of the Target Fund attributable to the Corresponding Target Class, as set forth in Annex A.

Acquiring Fund	Each Fund listed in the column entitled "Acquiring Fund" in Annex A.
Acquiring Fund Financial Statements

The audited financial statements of an Acquiring Fund for its most recently completed fiscal year together with the unaudited financial statements of the Acquiring Fund for any semi-annual period completed since the end of the most recently completed fiscal year, in each case to the extent available.

Annex A	Annex A to this Plan, as it may be amended from time to time.
Assets

All property and assets of any kind and all interests, rights, privileges and powers of or attributable to a Fund, whether or not determinable at the appropriate Effective Time and wherever located. Assets include, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables and receivables for shares sold) owned by a Fund and any deferred or prepaid expense shown as an asset on such Fund's books.

Assets List	A list of securities and other Assets of or attributable to a Fund as of the date provided.
Board	The Board of Trustees of Funds Trust or Master Trust.
Closing Date	August 26, 2011, or such other date as the parties may agree to in writing.
Corresponding Acquiring Class	The Acquiring Fund share class set forth opposite a Target Class in Annex A.
Corresponding Acquiring Fund	The Acquiring Fund set forth opposite a Target Fund and a Master Portfolio in Annex A.
Corresponding Master Portfolio	The Master Portfolio set forth opposite a Target Fund and an Acquiring Fund in Annex A.
Corresponding Target Class	The Target Fund share class set forth opposite an Acquiring Class in Annex A.
Corresponding Target Fund	The Target Fund set forth opposite a Master Portfolio and an Acquiring Fund in Annex A.
Effective Time	9:00 a.m. Eastern Time on the business day following the Closing Date of a Reorganization, or such other time and date as the parties may agree to in writing.
Fund	An Acquiring Fund, a Master Portfolio or a Target Fund.
Liabilities	All liabilities of, or allocated or attributable to, a Fund, whether known or unknown, accrued or unaccrued, absolute or contingent, conditional or fixed, matured or unmatured.
Master Portfolio	Each Fund listed in the column entitled "Master Portfolio" in Annex A.
Master Portfolio Financial Statements

The audited financial statements of a Master Portfolio for its most recently completed fiscal year together with the unaudited financial statements of the Master Portfolio for any semi-annual period completed since the end of the most recently completed fiscal year, in each case to the extent available.

Material Agreements	The agreements to which a Trust is a party that are filed, or are required to be filed, as an exhibit to the Registration Statement.
Registration Statement	The Trust's registration statement on Form N-1A, as filed with the SEC and in effect from time to time.
Reorganization Documents

With respect to the Master Portfolio, such bills of sale, assignments, and other instruments of transfer as Master Trust reasonably deems necessary or desirable to effect any Corresponding Target Fund's transfer of all of its rights and title to and interest in its Assets to the Master Portfolio. With respect to an Acquiring Fund, such bills of sale, assignments, and other instruments of transfer as Funds Trust reasonably deems necessary or desirable to effect any Corresponding Target Fund's transfer of all of its rights and title to and interest in its Assets to the Acquiring Fund. With respect to a Target Fund, such instruments of assumption, instruments of transfer, and other documents as Funds Trust reasonably deems necessary or desirable to effect the Corresponding Acquiring Fund's assumption of all of the Target Fund's Liabilities.

Target Class	The Target Fund share class set forth opposite an Acquiring Class in Annex A.
Target Fund	Each Fund listed in the column entitled "Target Fund" in Annex A.
Target Fund Financial Statements

The audited financial statements of a Target Fund for its most recently completed fiscal year together with the unaudited financial statements of the Target Fund for any semi-annual period completed since the end of the most recently completed fiscal year, in each case to the extent available.

Valuation Time

With respect to each Reorganization, the last time on the Closing Date, or such other time and date as the parties may agree to in writing, when Master Trust determines the net asset value of the interests of the Master Portfolio as set forth in the Master Portfolio's Registration Statement. In the event the New York Stock Exchange or another primary trading market for portfolio securities of the Master Portfolio shall be closed to trading, or trading thereon shall be restricted or trading or the reporting of trading on the New York Stock Exchange or other primary trading market shall be disrupted so that accurate appraisal of the value of the net assets of the Master Portfolio, the Acquiring Fund or any Target Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored. In such event, the Effective Time shall automatically be postponed so that it occurs on the first business day after the Valuation Time.

2. Regulatory Filings. Each Trust shall prepare and file any required filings including, without limitation, filings with state or foreign securities regulatory authorities necessary to consummate the Reorganization.
3. Transfer of Target Fund Assets. Funds Trust, with respect to each of its series that is a Target Fund or Acquiring Fund, and Master Trust, with respect to each of its series that is a Master Portfolio, shall take the following steps with respect to the Reorganization involving such Target Fund, Acquiring Fund or Master Portfolio:
(a) Within a reasonable time prior to the Closing Date, the Target Fund shall provide, if requested, its Assets List to its Corresponding Master Portfolio. The Target Fund may sell any investment on the Assets List prior to the Valuation Time. After the Target Fund provides the Assets List, the Target Fund will notify its Corresponding Master Portfolio of its purchase or incurrence of additional investments or of any additional encumbrances, rights, restrictions or claims not reflected on the Assets List, within a reasonable time period after such purchase or incurrence. Within a reasonable time after receipt of the Assets List and prior to the Closing Date, the Corresponding Master Portfolio will advise the Target Fund in writing of any investments shown on the Assets List that the Corresponding Master Portfolio has reasonably determined to be impermissible or inconsistent with the investment objective, policies and restrictions of the Corresponding Master Portfolio.
(b) Funds Trust, on behalf of the Target Fund, shall assign, transfer, deliver and convey the Target Fund's Assets to its Corresponding Master Portfolio at the Reorganization's Effective Time. In exchange for the transfer of Assets, the Corresponding Master Portfolio shall simultaneously issue and deliver to the Target Fund full and fractional Corresponding Master Portfolio Interests. The Master Portfolio shall determine the number of Corresponding Master Portfolio Interests to issue and deliver in respect of each Target Class by dividing the value of the Target Fund's Assets attributable to the Target Class by the net asset value of one Corresponding Master Portfolio Interest. Based on this calculation, the Master Portfolio shall issue Corresponding Master Portfolio Interests with an aggregate net asset value equal to the value of the Assets of the Corresponding Target Class.
(c) Immediately thereafter, Funds Trust, on behalf of the Target Fund, shall assign, transfer, deliver and convey its Assets (now comprising of the Corresponding Master Portfolio Interests as described in Section 3(b) of this Plan) to its Corresponding Acquiring Fund. In exchange for the transfer of the Assets, the Corresponding Acquiring Fund shall simultaneously assume the Target Fund's Liabilities and issue and deliver to the Target Fund full and fractional shares of beneficial interest of each Acquiring Class. The Corresponding Acquiring Fund shall determine the number of shares of each Acquiring Class to issue and deliver to its Corresponding Target Class by dividing the value of the Assets net of Liabilities attributable to the Target Class by the net asset value of one Acquiring Class share. Based on this calculation, the Corresponding Acquiring Fund shall issue shares of beneficial interest of each Acquiring Class with an aggregate net asset value equal to the value of the Assets net of Liabilities of the Corresponding Target Class. The Corresponding Acquiring Fund shall immediately accept the Target Fund's Assets and assume the Target Fund's Liabilities such that at and after the Effective Time (i) all of the Corresponding Target Fund's Assets shall become and be Assets of its Corresponding Acquiring Fund and (ii) all of the Target Fund's Liabilities at the Effective Time shall attach to the Corresponding Acquiring Fund, and be enforceable against the Corresponding Acquiring Fund to the same extent as if initially incurred by the Corresponding Acquiring Fund.
(d) The parties shall determine the net asset value of the Corresponding Master Portfolio Interests and the value of the Target Fund's Assets to be delivered as described in Section 3(b) of this Plan as of the Valuation Time in accordance with Master Trust's current valuation procedures as described in the then current prospectus or prospectuses or statement or statements of additional information of the Master Portfolio. The parties shall determine the net asset value of the Acquiring Fund shares and the value of the Target Fund's Assets to be conveyed net of Liabilities to be delivered as described in Section 3(c) of this Plan as of the Valuation Time in accordance with Funds Trust's current valuation procedures as described in the then-current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.

(e) Funds Trust, on behalf of the Target Fund, shall cause its custodian to transfer the Target Fund's Assets with good and marketable title to the account of its Corresponding Master Portfolio. Funds Trust, on behalf of the Target Fund, shall also cause its custodian to transfer all cash in the form of immediately available funds to the account of the Corresponding Master Portfolio. In addition, Funds Trust shall cause its custodian to transfer any Assets that were not transferred to the account of the Corresponding Master Portfolio at the Effective Time to the Corresponding Master Portfolio's account at the earliest practicable date thereafter. The Master Portfolio will transfer the Corresponding Master Portfolio Interests with good and marketable title to the account of the Target Fund. Immediately thereafter, the Target Fund shall cause its custodian to transfer its Assets (comprising of the Corresponding Master Portfolio Interests as described in Section 3(b) of this Plan) with good and marketable title to the account of the Corresponding Acquiring Fund. The Acquiring Fund will transfer the Corresponding Acquiring Fund shares with good and marketable title to the account of the Target Fund.

4. Liquidation and Termination of Target Funds, Registration of Shares and Access to Records. Funds Trust, with respect to each of its series that is a Target Fund or an Acquiring Fund, and Master Trust, with respect to each of its series that is a Master Portfolio, shall take the following steps with respect to the Reorganization involving such Target Fund, Acquiring Fund or Master Portfolio:
(a) At or as soon as is reasonably practical after the Effective Time, Funds Trust shall distribute to shareholders of record of each Target Class full and fractional shares of beneficial interest of its Corresponding Acquiring Class pro rata on the basis of the shares of the Target Class owned by such shareholders. Each shareholder also shall have the right to receive, at or as soon as practicable after the Effective Time, any unpaid dividends or other distributions that Funds Trust may have declared with respect to the Target Class shares. Funds Trust shall record on its books the ownership by the shareholders of the Corresponding Acquiring Fund shares. Funds Trust does not issue certificates representing the Acquiring Fund shares, and shall not be responsible for issuing certificates to shareholders of the Target Funds. Funds Trust, on behalf of each Target Fund, shall wind up the affairs of the Target Fund and shall take all steps as are necessary and proper to dissolve, liquidate and terminate the Target Fund in accordance with applicable law and regulations and its Declaration of Trust, as soon as is reasonably practicable after the Effective Time.
(b) If a Target Fund shareholder requests a change in the registration of the shareholder's Acquiring Fund shares to a person other than the shareholder, Funds Trust shall require the shareholder to (i) furnish Funds Trust an instrument of transfer properly endorsed, accompanied by any required signature guarantees and otherwise in proper form for transfer; and (ii) pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of Funds Trust that such tax has been paid or does not apply.

5. Representations, Warranties and Agreements of Funds Trust. Funds Trust, for itself and with respect to each of its series that is a Target Fund, represents and warrants to, and agrees with Master Trust and Funds Trust for each of its series that is an Acquiring Fund, as follows:
(a) Funds Trust is a statutory trust, duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of Funds Trust duly established and designated the Target Fund as a series of Funds Trust and each Target Class as a class of the Target Fund. Funds Trust is an open-end management investment company registered with the SEC under the 1940 Act, and such registration is in full force and effect.

(b) Funds Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as now being conducted and as described in its currently effective Registration Statement, to enter into this Plan and to consummate the transactions contemplated herein.

(c) The Board of Funds Trust has duly authorized the execution and delivery of this Plan and approved the performance of the transactions contemplated herein. Duly authorized officers of Funds Trust have executed and delivered this Plan. This Plan represents a valid and binding obligation of Funds Trust with respect to the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan do not, and the consummation of the transactions contemplated by this Plan will not, violate any law or regulation applicable to Funds Trust, the Declaration of Trust of Funds Trust or any Material Agreement. Each Trust does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

(d) The Target Fund has qualified and met the requirements for treatment as a "regulated investment company" under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue to so qualify until the Effective Time and has computed (or will compute) its federal income tax liability, if any, under Sections 852 and 4982 of the Code.

(e) Funds Trust has duly authorized and validly issued all of the issued and outstanding shares of the Target Fund and all of those shares are, and on the Closing Date will be, validly outstanding, fully paid and non-assessable, and were and will have been offered for sale and sold in conformity, in all material respects, with the registration or qualification requirements of all applicable federal and state securities laws. There are, and will be as of the Closing Date, no outstanding options, warrants or other rights to subscribe for or purchase any Target Fund shares, nor are there outstanding any securities convertible into Target Fund shares.

(f) Funds Trust with respect to the Target Fund is, and at the Effective Time will be, in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act and all applicable state securities laws, and from the date of this Plan through the Closing Date will comply in all material respects with all newly adopted rules and regulations under the 1940 Act on or before their compliance dates. Funds Trust with respect to the Target Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Registration Statement as currently in effect in respect of it. The value of the net assets of the Target Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Target Fund, except as has been disclosed to its Corresponding Acquiring Fund.

(g) Except as otherwise provided herein, Funds Trust shall operate the business of the Target Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include, without limitation: (i) the declaration and payment of dividends and distributions pursuant to standard dividend and distribution policies approved by such Target Fund's Board prior to the date of this Plan or otherwise in the ordinary course of business, (ii) the declaration and payment of any other dividends and distributions deemed advisable by the Target Fund after consultation with its Corresponding Master Portfolio and its Corresponding Acquiring Fund in anticipation of the Reorganization, including the declaration and payment of dividends necessary to avoid a fund-level tax for the taxable year ending on the Closing Date and, as applicable, any prior taxable year in respect of which such Target Fund is eligible as of the Closing Date to declare a "spillback" dividend under Section 855 of the Code, and (iii) the taking of any other commercially reasonable action in anticipation of the Reorganization (and selling assets for purposes of recognizing taxable gains to offset tax-loss carryforwards).
(i) The Target Fund Financial Statements fairly present the financial position of the Target Fund as of the date indicated. The Target Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

(j) To the knowledge of Funds Trust, except as has been disclosed to its Corresponding Master Portfolio and its Corresponding Acquiring Fund, the Target Fund has no material Liabilities, whether or not determined or determinable, other than: 1) Liabilities disclosed or provided for in the Target Fund Financial Statements; and 2) Liabilities incurred in the ordinary course of business subsequent to the Target Fund Financial Statements. The Target Fund does not have any Liabilities to any service provider of Funds Trust for fees previously waived or deferred by such service provider.

(k) Except as has been disclosed to its Corresponding Master Portfolio and its Corresponding Acquiring Fund: (i) Funds Trust does not know of any claims, actions, suits, inquiries, investigations or proceedings of any type pending or threatened against Funds Trust in respect of the Target Fund, the Target Fund or their Assets or businesses, or against any investment adviser or principal underwriter of the Target Fund relating to the services such adviser or underwriter provides to the Target Fund; and (ii) Funds Trust does not know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, inquiry, investigation or proceeding against Funds Trust in respect of the Target Fund, the Target Fund or their Assets or businesses, or against any investment adviser or principal underwriter of the Target Fund relating to the services such adviser or underwriter provides to the Target Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts. Except as has been disclosed to its Corresponding Acquiring Fund, the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect in a material manner, its financial condition, results of operations, business, properties or Assets or the Target Fund's ability to consummate the transactions contemplated by this Plan.

(l) No material default has occurred and is continuing in respect of the Target Fund under any Material Agreement.
(m) Funds Trust has timely filed all tax returns in respect of the Target Fund for all of its taxable years to and including its most recent taxable year required to be filed on or before the date of this Plan, has paid all taxes payable pursuant to such returns, and made available to the Corresponding Master Portfolio and its Corresponding Acquiring Fund all of the Target Fund's previously filed tax returns. To the knowledge of Funds Trust, no such tax return has been or is currently under audit, and no assessment has been asserted with respect to any return. Funds Trust will file all of the Target Fund's tax returns (and pay any taxes due thereon) for all of its taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).

(n) Since the date of the most recent Target Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Target Fund. For purposes of this provision, the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate, be deemed to give rise to any such change.

6. Representations, Warranties and Agreements of Master Trust and Funds Trust. Master Trust, for itself and with respect to each of its series that is a Master Portfolio, and Funds Trust, for itself and with respect to each of its series that is an Acquiring Fund, represent and warrant to, and agree with Funds Trust with respect to each of its series that is a Target Fund, as follows:
(a) Master Trust and Funds Trust are statutory trusts, duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of Master Trust duly established and designated the Master Portfolio as a series of Master Trust. The Board of Funds Trust duly established and designated the Acquiring Fund as a series of Funds Trust and each Acquiring Class as a class of the Acquiring Fund. Master Trust and Funds Trust are open-end management investment companies registered with the SEC under the 1940 Act, and such registration is in full force and effect.
(b) Master Trust and Funds Trust have the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as now being conducted and described in its currently effective Registration Statement, to enter into this Plan and to consummate the transactions contemplated herein.
(c) The Boards of Master Trust and Funds Trust have each duly authorized the execution and delivery of this Plan and approved the performance of the transactions contemplated herein. Duly authorized officers of Master Trust and Funds Trust have executed and delivered this Plan. This Plan represents a valid and binding obligation of Master Trust and Funds Trust, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan do not, and the consummation of the transactions contemplated by this Plan will not, violate any law or regulation applicable to Master Trust or Funds Trust, the Declaration of Trust or By-Laws of Master Trust or Funds Trust or any agreement, indenture, instrument, contract or other undertaking to which Master Trust and Funds Trust are parties or by which they are bound. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Funds Trust of the transactions contemplated by this Plan, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and insurance, securities or blue sky laws of any U.S. state or the District of Columbia or Puerto Rico.
(d) The Acquiring Fund has qualified and met the requirements for treatment as a "regulated investment company" under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue to so qualify until the Effective Time and has computed (or will compute) its federal income tax liability, if any, under Sections 852 and 4982 of the Code. Since its formation, the Master Portfolio has qualified as either a partnership or a disregarded entity for federal income tax purposes.
(e) Master Trust and Funds Trust have duly authorized and validly issued all of the issued and outstanding interests of the Master Portfolio and shares of the Acquiring Fund, respectively, and all of those interests or shares are, and on the Closing Date will be, validly issued, fully paid and non-assessable by Master Trust or Funds Trust, respectively, and were and will have been offered for sale and sold in conformity, in all material respects, with the registration or qualification requirements of all applicable federal and state securities laws. Before the Closing Date, Master Trust shall have duly authorized the Corresponding Master Portfolio Interests of the Master Portfolio to be issued and delivered to the Target Fund as of the Effective Time. Before the Closing Date, Funds Trust shall have duly authorized the shares of the Acquiring Fund to be issued and delivered to the Target Fund immediately thereafter pursuant to Section 3(c) of this Plan. When issued and delivered, the interests of the Master Portfolio to be issued and delivered to the Target Fund shall have been qualified under all applicable federal and state securities laws and shall be duly and validly issued, fully paid and non-assessable, and no interestholder of the Master Portfolio shall have any preemptive right of subscription or purchase in respect of them. When issued and delivered, the shares of the Acquiring Fund to be issued and delivered to the Target Fund shall have been registered for sale under the 1933 Act and qualified under all applicable state securities laws and shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are, and will be as of the Closing Date, no outstanding options, warrants or other rights to subscribe for or purchase the Master Portfolio interests or the Acquiring Fund shares, nor are there outstanding any securities convertible into Master Portfolio interests or Acquiring Fund shares.
(f) Master Trust with respect to the Master Portfolio and Funds Trust with respect to the Acquiring Fund are, and at the Effective Time will be, in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act, and all applicable state securities laws, and from the date of this Plan through the Closing Date will comply in all material respects with all newly adopted rules and regulations under the 1940 Act on or before their compliance dates. Master Trust with respect to the Master Portfolio and Funds Trust with respect to the Acquiring Fund are in compliance in all material respects with the investment policies and restrictions applicable to them set forth in their Registration Statements as currently in effect in respect of them. The value of the net assets of the Master Portfolio is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Master Portfolio, except as has been disclosed to its Corresponding Target Fund. The value of the net assets of the Acquiring Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Acquiring Fund, except as has been disclosed to its Corresponding Target Fund.
(g) Except as otherwise provided herein, Master Trust shall operate the business of the Master Portfolio and Funds Trust shall operate the business of the Acquiring Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include, without limitation: (i) the declaration and payment of dividends and distributions pursuant to standard dividend and distribution policies approved by such Master Portfolio's or Acquiring Fund's Board, as applicable, prior to the date of this Plan, (ii) the declaration and payment of any other dividends and distributions deemed advisable by mutual agreement of such Target Fund, Master Portfolio and Acquiring Fund in anticipation of the Reorganization, and (iii) the taking of any other commercially reasonable action in anticipation of the Reorganization.
(h) The Master Portfolio Financial Statements fairly present the financial position of the Master Portfolio as of the date indicated. The Acquiring Fund Financial Statements fairly present the financial position of the Acquiring Fund as of the date indicated. The Master Portfolio Financial Statements and the Acquiring Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.
(i) To the knowledge of Master Trust and Funds Trust, except as has been disclosed to their Corresponding Target Fund, the Master Portfolio and the Acquiring Fund have no material Liabilities, whether or not determined or determinable, other than: 1) Liabilities disclosed or provided for in the Master Portfolio Financial Statements or the Acquiring Fund Financial Statements, as applicable; and 2) Liabilities incurred in the ordinary course of business subsequent to the Master Portfolio Financial Statements or the Acquiring Fund Financial Statements. The Master Portfolio and the Acquiring Fund do not have any Liabilities to any service provider of the Master Portfolio or Acquiring Fund for fees previously waived or deferred by such service provider.

(j) Except as has been disclosed to their Corresponding Target Fund: (i) Master Trust and Funds Trust do not know of any claims, actions, suits, inquiries, investigations or proceedings of any type pending or threatened against Master Trust in respect of the Master Portfolio, Funds Trust in respect of the Acquiring Fund or their Assets or businesses, or against any investment adviser or principal underwriter of the Master Portfolio or the Acquiring Fund relating to the services such adviser or underwriter provides to the Master Portfolio or the Acquiring Fund; and (ii) Master Trust and Funds Trust do not know of any facts that they currently have reason to believe are likely to form the basis for the institution of any such claim, action, suit, inquiry, investigation or proceeding against Master Trust in respect of the Master Portfolio, Funds Trust in respect of the Acquiring Fund or any investment adviser or principal underwriter of the Master Portfolio or the Acquiring Fund relating to the services such adviser or underwriter provides to the Master Portfolio or the Acquiring Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts. Neither Master Trust in respect of the Master Portfolio, Funds Trust in respect of the Acquiring Fund, nor to their knowledge, any investment adviser or principal underwriter of the Master Portfolio or the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect in a material manner, its financial condition, results of operations, business, properties or Assets or the Master Portfolio's or the Acquiring Fund's ability to consummate the transactions contemplated by this Plan.
(k) Except as has been disclosed to their Corresponding Target Fund, no material default has occurred and is continuing in respect of the Master Portfolio or the Acquiring Fund under any Material Agreement.
(l) Master Trust has timely filed all tax returns in respect of the Master Portfolio for all of its taxable years to and including its most recent taxable year required to be filed on or before the date of this Plan, has paid all taxes payable pursuant to such returns and has made available to the applicable Target Fund all of the applicable Master Portfolio's previously filed tax returns. Funds Trust has timely filed all tax returns for the Acquiring Fund for all of its taxable years to and including its most recent taxable year required to be filed on or before the date of this Plan, has paid all taxes payable pursuant to such returns and made available to the Target Fund all of the Acquiring Fund's previously filed tax returns. To the knowledge of Master Trust and Funds Trust, no such return is currently under audit and no assessment has been asserted with respect to any return. Master Trust will file all of the Master Portfolio's tax returns and Funds Trust will file all of the Acquiring Fund's tax returns (and pay any taxes due thereon) for all of their taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).
(m) Since the date of the most recent Master Portfolio Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Master Portfolio. Since the date of the most recent Acquiring Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Acquiring Fund. For purposes of this provision, the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate, be deemed to give rise to any such change.

7. Conditions to a Target Fund's Obligations. The obligations of Funds Trust with respect to each of its series that is a Target Fund in a Reorganization shall be subject to satisfaction or waiver of the following conditions precedent:
(a) The shareholders of the Target Fund shall have approved the Reorganization if and to the extent, and in the manner, required by Funds Trust's Declaration of Trust and applicable law.
(b) This Plan and the transactions contemplated by it shall have been approved by the affirmative vote of at least a majority of the Board of each of Master Trust and Funds Trust (including a majority of those Trustees who are not "interested persons" of any parties to this Plan, as defined in Section 2(a)(19) of the 1940 Act). Master Trust and Funds Trust shall have duly executed and delivered to the Target Fund, the Corresponding Master Portfolio Reorganization Documents and the Corresponding Acquiring Fund Reorganization Documents.
(c) All representations and warranties of Master Trust and Funds Trust made in this Plan that are not by their terms qualified as to materiality shall be true and correct in all material respects, and all representations and warranties of Master Trust and Funds Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case as if made at and as of the Valuation Time and the Effective Time.
(d) Master Trust shall have delivered to Funds Trust a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Assistant Treasurer) stating that all representations and warranties of Master Trust made in this Plan that by their terms are not qualified as to materiality are true and correct in all material respects, and all representations and warranties of Master Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time. Master Trust shall have delivered to Funds Trust a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Assistant Treasurer) stating that all representations and warranties of Master Trust made in this Plan that are not by their terms qualified as to materiality are true and correct in all material respects, and all representations and warranties of Master Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time, on behalf of each of its Master Portfolio. The Target Funds shall have received an opinion, dated as of the Closing Date, of Proskauer Rose LLP, upon which each Target Fund and its shareholders may rely based upon factual representations required by Proskauer Rose LLP made in certificates provided to Proskauer Rose LLP by Funds Trust, on behalf of itself and each Fund, and Master Trust, on behalf of itself and each Portfolio, the Funds' affiliates and/or principal shareholders and in a form reasonably satisfactory to Proskauer Rose, substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, the Reorganization will constitute a "reorganization," within the meaning of Section 368(a) of the Code.
(e) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.
(f) The SEC has not issued any unfavorable advisory report under Section 25(b) of the 1940 Act relating to, or instituted any proceeding seeking to enjoin consummation of, the Reorganization under Section 25(c) of the 1940 Act.
(g) Each of Master Trust and Funds Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization's Valuation Time and Closing Date.
(h) Except to the extent prohibited by law, and unless, in the opinion of Proskauer Rose LLP, a Target Fund's Reorganization constitutes a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code prior to the Valuation Time, each Target Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to the Target Fund shareholders, with respect to taxable periods or years ending on or before the Effective Time for which the Target Fund is eligible to take a deduction for dividends paid, all of its previously undistributed (i) "investment company taxable income" within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code); (ii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code; and (iii) net capital gain (within the meaning of Section 1222(11) of the Code), if any.
(i) The Board of Funds Trust shall not have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.

8. Conditions to a Master Portfolio's or an Acquiring Fund's Obligations. The obligations of Master Trust with respect to each of its series that is a Master Portfolio in a Reorganization and Funds Trust with respect to each of its series that is an Acquiring Fund in a Reorganization shall be subject to satisfaction or waiver of the following conditions precedent:
(a) The shareholders of the Target Fund shall have approved the Reorganization if and to the extent, and in the manner, required by Funds Trust's Declaration of Trust and applicable law.
(b) This Plan and the transactions contemplated by it shall have been approved by the affirmative vote of at least a majority of the Board of each of Master Trust and Funds Trust (including a majority of those Trustees who are not "interested persons" of any parties to this Plan, as defined in Section 2(a)(19) of the 1940 Act). Funds Trust, on behalf of each of its Target Funds, shall have duly executed and delivered to the Master Portfolio and the Acquiring Fund the Target Fund Reorganization Documents.
(c) All representations and warranties of Funds Trust made in this Plan that are not by their terms qualified as to materiality shall be true and correct in all material respects, and all representations and warranties of Funds Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case as if made at and as of the Valuation Time and the Effective Time.
(d) Funds Trust, on behalf of each of its Target Funds, shall have delivered to Master Trust a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Assistant Treasurer) stating that all representations and warranties of Funds Trust made in this Plan that by their terms are not qualified as to materiality are true and correct in all material respects, and all representations and warranties of Funds Trust in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time.
(e) Master Trust and Funds Trust shall have received an opinion, dated as of the Closing Date, of Proskauer Rose LLP, upon which the Master Portfolio and the Acquiring Fund and their interestholders and shareholders may rely, based upon factual representations required by Proskauer Rose LLP made in certificates provided to Proskauer Rose LLP by Funds Trust, on behalf of itself and each Fund, and Master Trust, on behalf of itself and the Master Portfolio, the Funds' affiliates and/or principal shareholders and in a form reasonably satisfactory to Proskauer Rose LLP, substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, the Reorganization will constitute a "reorganization," within the meaning of Section 368(a) of the Code.
(f) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.
(g) The SEC has not issued any unfavorable advisory report under Section 25(b) of the 1940 Act relating to, or instituted any proceeding seeking to enjoin consummation of, the Reorganization under Section 25(c) of the 1940 Act.
(h) Funds Trust, on behalf of each of its Target Funds, shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization's Valuation Time and Closing Date.
(i) Except to the extent prohibited by law, and unless, in the opinion of Proskauer Rose LLP, a Target Fund's Reorganization constitutes a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code prior to the Valuation Time, each Target Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to the Target Fund shareholders, with respect to taxable periods or years ending on or before the Effective Time for which the Target Fund is eligible to take a deduction for dividends paid, all of its previously undistributed (i) "investment company taxable income" within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code); (ii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code; and (iii) net capital gain (within the meaning of Section 1222(11) of the Code), if any.
(j) The Board of Funds Trust or Master Trust shall not have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.

9. Tax Matters. Except where otherwise required by law, the parties shall not take a position on any tax returns inconsistent with the treatment of each Reorganization for tax purposes as a "reorganization," within the meaning of Section 368(a) of the Code and each Acquiring Fund and the Corresponding Target Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.
10. Termination of Plan. The Board of either Master Trust or Funds Trust, as the case may be, may terminate this Plan with respect to any Reorganization, by majority vote, upon notice to the other party, if: (i) the conditions precedent set forth in Sections 7 or 8, as the case may be, are not satisfied or waived on the Closing Date; (ii) it becomes reasonably apparent to such Board that such conditions precedent will not be satisfied or waived by the Effective Time; or (iii) the Board makes a good faith determination that it is not in the best interest of the Fund or its shareholders to consummate the Plan.
11. Survival of Representations and Warranties. The representations and warranties of Funds Trust and Master Trust shall survive the completion of the transactions contemplated herein.
12. Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.
13. Amendments. The parties may, by written agreement, amend this Plan or any annex or schedule to this Plan with respect to any Reorganization at any time, including, with respect to any Target Fund whose shareholders are being asked to approve the Reorganization, before or after such Target Fund's shareholders approve of the Reorganization; provided, however, that, after approval of this Plan by shareholders of the Target Fund, the parties may not amend this Plan in a manner that the Board of Funds Trust determines materially adversely affects the interests of the Target Fund's shareholders with respect to that Reorganization. This section shall not preclude the parties from changing the Valuation Time, Closing Date or the Effective Time of a Reorganization.
14. Waivers. At any time prior to the Effective Time, Master Trust or Funds Trust may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it herein or (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Such parties agree that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.
15. Limitation on Liabilities. The obligations of Master Trust or Funds Trust shall not bind any of the Trustees, shareholders, nominees, officers, agents, or employees of Master Trust or Funds Trust personally, but shall bind only the Assets and property of the particular Fund, in respect of which the obligations arise. The execution and delivery of this Plan by the parties' officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Target Fund, Master Portfolio or Acquiring Fund as appropriate.
16. General. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The parties may execute this Plan in counterparts, which shall be considered one and the same agreement and shall become effective when the counterparts have been executed by and delivered to all the parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

WELLS FARGO FUNDS TRUST
 for itself and on behalf of the Target Funds

ATTEST:

_______________________
 Name: C. David Messman
 Title:   Secretary
By:____________________
 Name: Kasey Phillips
 Title:   Treasurer

WELLS FARGO FUNDS TRUST
 WELLS FARGO MASTER TRUST
 for themselves and with respect to the Acquiring Funds and the Master Portfolios that are their series as listed in Annex A:

ATTEST:

_______________________
 Name: C. David Messman
 Title:   Secretary

By:____________________
 Name: Kasey Phillips
 Title:   Treasurer

ANNEX A

REORGANIZATIONS
Wells Fargo Funds Trust Fund ("Target Fund")	Wells Fargo Master Trust Portfolio ("Master Portfolio")	Wells Fargo Funds Trust Fund ("Acquiring Fund")
Small Cap Growth Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	Emerging Growth Portfolio	Emerging Growth Fund Class A Class A Class C Administrator Class Institutional Class Investor Class
Classic Value Fund Class A Class B Class C Class R Administrator Class Institutional Class	Equity Value Portfolio	Equity Value Fund Class A Class B Class C Class R (new class) Administrator Class Institutional Class

Exhibit B
Comparison of the Funds' Fundamental Investment Policies

Borrowing
Target Fund	Acquiring Fund
Wells Fargo Advantage Core Equity Fund	Wells Fargo Advantage Opportunity Fund
Wells Fargo Advantage Classic Value Fund	Wells Fargo Advantage Equity Value Fund
Wells Fargo Advantage Mid Cap Growth Fund	Wells Fargo Advantage Enterprise Fund
Wells Fargo Advantage Growth Opportunities Fund	Wells Fargo Advantage Discovery Fund
Wells Fargo Advantage Small Cap Growth Fund	Wells Fargo Advantage Emerging Growth Fund
The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.	The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.

Commodities
Target Fund	Acquiring Fund
Wells Fargo Advantage Core Equity Fund	Wells Fargo Advantage Opportunity Fund
Wells Fargo Advantage Classic Value Fund	Wells Fargo Advantage Equity Value Fund
Wells Fargo Advantage Mid Cap Growth Fund	Wells Fargo Advantage Enterprise Fund
Wells Fargo Advantage Growth Opportunities Fund	Wells Fargo Advantage Discovery Fund
Wells Fargo Advantage Small Cap Growth Fund	Wells Fargo Advantage Emerging Growth Fund

The Fund may not purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restrictions does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

The Fund may not purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restrictions does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Concentration
Target Fund	Acquiring Fund
Wells Fargo Advantage Core Equity Fund	Wells Fargo Advantage Opportunity Fund

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, or (iv) repurchase agreements.

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, or (iii) repurchase agreements.

Concentration
Target Fund	Acquiring Fund
Wells Fargo Advantage Classic Value Fund	Wells Fargo Advantage Equity Value Fund

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, or (iv) repurchase agreements.

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, or (iv) repurchase agreements.

Concentration
Target Fund	Acquiring Fund
Wells Fargo Advantage Mid Cap Growth Fund	Wells Fargo Advantage Enterprise Fund
Wells Fargo Advantage Growth Opportunities Fund	Wells Fargo Advantage Discovery Fund

The Funds may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, or (iii) repurchase agreements.

The Funds may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, or (iii) repurchase agreements.

Concentration
Target Fund	Acquiring Fund
Wells Fargo Advantage Small Cap Growth Fund	Wells Fargo Advantage Emerging Growth Fund

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, or (iii) repurchase agreements.

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, or (iv) repurchase agreements.

Diversification
Target Fund	Acquiring Fund
Wells Fargo Advantage Core Equity Fund	Wells Fargo Advantage Opportunity Fund
Wells Fargo Advantage Classic Value Fund	Wells Fargo Advantage Equity Value Fund
Wells Fargo Advantage Mid Cap Growth Fund	Wells Fargo Advantage Enterprise Fund
Wells Fargo Advantage Growth Opportunities Fund	Wells Fargo Advantage Discovery Fund
Wells Fargo Advantage Small Cap Growth Fund	Wells Fargo Advantage Emerging Growth Fund

The Fund may not purchase the securities of any issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

The Fund may not purchase the securities of any issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

Issuing Senior Securities
Target Fund	Acquiring Fund
Wells Fargo Advantage Core Equity Fund	Wells Fargo Advantage Opportunity Fund
Wells Fargo Advantage Classic Value Fund	Wells Fargo Advantage Equity Value Fund
Wells Fargo Advantage Mid Cap Growth Fund	Wells Fargo Advantage Enterprise Fund
Wells Fargo Advantage Growth Opportunities Fund	Wells Fargo Advantage Discovery Fund
Wells Fargo Advantage Small Cap Growth Fund	Wells Fargo Advantage Emerging Growth Fund
The Fund may not issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.	The Fund may not issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.

Lending
Target Fund	Acquiring Fund
Wells Fargo Advantage Core Equity Fund	Wells Fargo Advantage Opportunity Fund
Wells Fargo Advantage Classic Value Fund	Wells Fargo Advantage Equity Value Fund
Wells Fargo Advantage Mid Cap Growth Fund	Wells Fargo Advantage Enterprise Fund
Wells Fargo Advantage Growth Opportunities Fund	Wells Fargo Advantage Discovery Fund
Wells Fargo Advantage Small Cap Growth Fund	Wells Fargo Advantage Emerging Growth Fund

The Fund may not make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of the Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

The Fund may not make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of the Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

Real Estate
Target Fund	Acquiring Fund
Wells Fargo Advantage Core Equity Fund	Wells Fargo Advantage Opportunity Fund
Wells Fargo Advantage Classic Value Fund	Wells Fargo Advantage Equity Value Fund
Wells Fargo Advantage Mid Cap Growth Fund	Wells Fargo Advantage Enterprise Fund
Wells Fargo Advantage Growth Opportunities Fund	Wells Fargo Advantage Discovery Fund
Wells Fargo Advantage Small Cap Growth Fund	Wells Fargo Advantage Emerging Growth Fund

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Underwriting
Target Fund	Acquiring Fund
Wells Fargo Advantage Core Equity Fund	Wells Fargo Advantage Opportunity Fund
Wells Fargo Advantage Classic Value Fund	Wells Fargo Advantage Equity Value Fund
Wells Fargo Advantage Mid Cap Growth Fund	Wells Fargo Advantage Enterprise Fund
Wells Fargo Advanage Growth Opportunities Fund	Wells Fargo Advantage Discovery Fund
Wells Fargo Advantage Small Cap Growth Fund	Wells Fargo Advantage Emerging Growth Fund

The Fund may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting.

The Fund may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting.

Exhibit C
Additional Performance Information

Share Class Performance

The following provides additional information about the performance history of the Target Funds and the Acquiring Funds, including information regarding predecessor funds, if any, and whether performance information presented is based on the history of an older share class.

Wells Fargo Advantage Core Equity Fund - Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. The Administrator Class annual returns are substantially similar to what the Institutional Class annual returns would be because the Administrator Class and Institutional Class shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the fund's predecessor, Evergreen Fundamental Large Cap Fund.

Wells Fargo Advantage Opportunity Fund - Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for the Class A shares through June 20, 2008, includes Advisor Class expenses. Historical performance shown for Class B shares reflects the performance of Class A shares, and is not adjusted to reflect Class B expenses. If the expenses of Class B were included, returns would be lower. The Class A annual returns are substantially similar to what the Class B annual returns would be because the Class A and Class B shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses. Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Institutional Class prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. The Administrator Class annual returns are substantially similar to what the Institutional Class annual returns would be because the Administrator Class and Institutional Class shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

Wells Fargo Advantage Classic Value Fund - Historical performance shown for Class R shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. The Administrator Class annual returns are substantially similar to what the Institutional Class annual returns would be because the Administrator Class and Institutional Class shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the fund's predecessor, Evergreen Equity Income Fund.

Wells Fargo Advantage Equity Value Fund - Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class R shares reflects the performance of the Administrator Class shares, and is not adjusted to reflect Class R expenses. The Administrator Class annual returns are substantially similar to what the Class R annual returns would be because the Administrator Class and Class R shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses.

Wells Fargo Advantage Mid Cap Growth Fund - Historical performance shown for Classes B and C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class B and C shares. Effective, June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class. Historical performance shown for the Investor Class shares prior to their inception reflects the performance of Class A shares, adjusted to reflect Investor Class expenses. Historical performance shown for the Administrator and Institutional Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher.

Wells Fargo Advantage Enterprise Fund - Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for the Class A shares through June 20, 2008, includes Advisor Class expenses. Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Administrator Class and Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

Wells Fargo Advantage Growth Opportunities Fund - Historical performance shown for Class C and Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, and has not been adjusted to reflect the higher expenses applicable to Class C and Administrator Class shares. If the expenses of Class C and Administrator Class were included, returns would be lower. The Institutional Class annual returns are substantially similar to what the Class C and Administrator Class annual returns would be because the Institutional Class, Class C and Administrator Class shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the fund's predecessor, Evergreen Small-Mid Growth Fund.

Wells Fargo Advantage Discovery Fund - Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class A and Administrator Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

Wells Fargo Advantage Small Cap Growth Fund - Historical performance shown for Class B, Class C and Investor Class shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class B, Class C and Investor Class shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher. Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class.

Wells Fargo Advantage Emerging Growth Fund - Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Class A shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher.

A Fund's past performance is no guarantee of future results. A Fund's investment results will fluctuate over time, and any representation of the Fund's returns for any past period should not be considered as a representation of what a Fund's returns may be in any future period. Each Fund's annual and semi-annual reports contain additional performance information and are available upon request, without charge, by calling the telephone number listed on the back cover of each Fund's prospectus.

Pro Forma Capitalization

The following table sets forth the capitalizations of the Wells Fargo Advantage Core Equity Fund and the Wells Fargo Advantage Opportunity Fund as of March 31, 2011, and the capitalization of the Wells Fargo Advantage Opportunity Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.71, 0.65, 0.65, 0.69 and 0.69 for each Class A, Class B, Class C, Administrator Class and Institutional Class share, respectively, of the Wells Fargo Advantage Opportunity Fund issued for each Class A, Class B, Class C, Administrator Class and Institutional Class share, respectively, of the Wells Fargo Advantage Core Equity Fund. The exchange ratios used in the Merger will likely be different from those shown here. The Wells Fargo Advantage Opportunity Fund will be the accounting survivor following the Merger.

	Wells Fargo Advantage Core Equity Fund (Target Fund)	Wells Fargo Advantage Opportunity Fund (Acquiring Fund)	Adjustments	Wells Fargo Advantage Opportunity Fund Proforma
Total Net Assets
Class A	$501,633,957	$26,272,582	N/A	$527,906,539
Class B	$26,552,917	N/A	N/A	$26,552,917
Class C	$57,400,238	$805,177	N/A	$58,205,415
Administrator Class	$236,056,359	$240,655,784	N/A	$476,712,143
Institutional Class	$11,406,490	$1,340,420	N/A	$12,746,910
Investor Class[1]	N/A	$1,280,941,194	N/A	$1,280,941,194
Total	$833,049,961	$1,550,015,157	N/A	$2,383,065,118
Net Asset Value per Share
Class A	$28.54	$40.48	N/A	$40.48
Class B	$26.11	N/A	N/A	$40.42
Class C	$26.10	$40.42	N/A	$40.42
Administrator Class	$29.10	$42.15	N/A	$42.15
Institutional Class	$29.12	$42.21	N/A	$42.21
Investor Class[1]	N/A	$41.35	N/A	$41.35
Total Shares Outstanding
Class A	17,576,326	649,010	(5,184,497)	13,040,839
Class B	1,017,057	N/A	(360,075)	656,982
Class C	2,198,967	19,922	(778,748)	1,440,141
Administrator Class	8,111,488	5,709,878	(2,510,738)	11,310,628
Institutional Class	391,712	31,756	(121,480)	301,988
Investor Class[1]	N/A	30,976,960	N/A	30,976,960
Total	29,295,550	37,387,526	(8,955,538)	57,727,538
1	This share class is not involved in the Merger.

The following table sets forth the capitalizations of the Wells Fargo Advantage Classic Value Fund and the Wells Fargo Advantage Equity Value Fund as of March 31, 2011, and the capitalization of the Wells Fargo Advantage Equity Value Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.47, 1.46, 1.47, 1.45, 1.45 and 1.45 for each Class A, Class B, Class C, Class R, Administrator Class and Institutional Class share, respectively, of the Wells Fargo Advantage Equity Value Fund issued for each Class A, Class B, Class C, Class R, Administrator Class and Institutional Class share, respectively, of the Wells Fargo Advantage Classic Value Fund. The exchange ratios used in the Merger will likely be different from those shown here. The Wells Fargo Advantage Equity Value Fund will be the accounting survivor following the Merger.

	Wells Fargo Advantage Classic Value Fund (Target Fund)	Wells Fargo Advantage Equity Value Fund (Acquiring Fund)	Adjustments	Wells Fargo Advantage Equity Value Fund Proforma
Total Net Assets
Class A	$303,202,144	$5,189,011	N/A	$308,391,155
Class B	$8,873,444	$427,549	N/A	$9,300,993
Class C	$11,802,128	$944,177	N/A	$12,746,305
Class R	$195,949	N/A	N/A	$195,949
Administrator Class	$452,232,657	$127,228,337	N/A	$579,460,994
Institutional Class	$2,334,127	$93,763,952	N/A	$96,098,079
Total	$778,640,449	$227,553,026	N/A	$1,006,193,475
Net Asset Value per Share
Class A	$20.45	$13.88	N/A	$13.88
Class B	$20.18	$13.79	N/A	$13.79
Class C	$20.13	$13.68	N/A	$13.68
Class R	$20.48	N/A	N/A	$14.12
Administrator Class	$20.47	$14.12	N/A	$14.12
Institutional Class	$20.46	$14.11	N/A	$14.11
Total Shares Outstanding
Class A	14,829,906	373,914	7,018,387	22,222,207
Class B	439,631	31,006	203,874	674,511
Class C	586,368	68,997	276,089	931,454
Class R	9,568	N/A	4,305	13,873
Administrator Class	22,093,474	9,007,637	9,924,192	41,025,303
Institutional Class	114,073	6,643,557	51,310	6,808,940
Total	38,073,020	16,125,111	17,478,157	71,676,288

The following table sets forth the capitalizations of the Wells Fargo Advantage Mid Cap Growth Fund and the Wells Fargo Advantage Enterprise Fund as of March 31, 2011, and the capitalization of the Wells Fargo Advantage Enterprise Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.17, 0.16, 0.16, 0.17, 0.17 and 0.17 for each Class A, Class B, Class C, Administrator Class, Institutional Class and Investor Class share, respectively, of the Wells Fargo Advantage Enterprise Fund issued for each Class A, Class B, Class C, Administrator Class, Institutional Class and Investor Class share, respectively, of the Wells Fargo Advantage Mid Cap Growth Fund. The exchange ratios used in the Merger will likely be different from those shown here. The Wells Fargo Advantage Enterprise Fund will be the accounting survivor following the Merger.

	Wells Fargo Advantage Mid Cap Growth Fund (Target Fund)	Wells Fargo Advantage Enterprise Fund (Acquiring Fund)	Adjustments	Wells Fargo Advantage Enterprise Fund Proforma
Total Net Assets
Class A	$423,419,507	$1,186,751	N/A	$424,606,258
Class B	$7,824,471	N/A	N/A	$7,824,471
Class C	$9,651,424	$468,038	N/A	$10,119,462
Administrator Class	$14,861,934	$18,848,222	N/A	$33,710,156
Institutional Class	$56,580,080	$114,736,747	N/A	$171,316,827
Investor Class	$37,878,299	$173,307,882	N/A	$211,186,181
Total	$550,215,715	$308,547,640	N/A	$858,763,355
Net Asset Value per Share
Class A	$6.43	$37.31	N/A	$37.31
Class B	$5.77	N/A	N/A	$36.16
Class C	$5.76	$36.16	N/A	$36.16
Administrator Class	$6.49	$38.36	N/A	$38.36
Institutional Class	$6.51	$38.89	N/A	$38.89
Investor Class	$6.38	$36.88	N/A	$36.88
Total Shares Outstanding
Class A	65,814,317	31,807	(54,466,018)	11,380,106
Class B	1,357,067	N/A	(1,140,709)	216,358
Class C	1,676,050	12,942	(1,409,174)	279,818
Administrator Class	2,291,154	491,376	(1,903,698)	878,832
Institutional Class	8,690,584	2,950,666	(7,235,523)	4,405,727
Investor Class	5,939,973	4,699,343	(4,912,889)	5,726,427
Total	85,769,145	8,186,134	(71,068,011)	22,887,268

The following table sets forth the capitalizations of the Wells Fargo Advantage Growth Opportunities Fund and the Wells Fargo Advantage Discovery Fund as of March 31, 2011, and the capitalization of the Wells Fargo Advantage Discovery Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.54, 0.56, 0.54 and 0.53 for Class A, Class C, Administrator Class and Institutional Class shares of the Wells Fargo Advantage Discovery Fund issued for Class A, Class C, Administrator Class and Institutional Class shares of the Wells Fargo Advantage Growth Opportunities Fund. The exchange ratios used in the Merger will likely be different from those shown here. The Wells Fargo Advantage Discovery Fund will be the accounting survivor following the Merger.

	Wells Fargo Advantage Growth Opportunities Fund (Target Fund)	Wells Fargo Advantage Discovery Fund (Acquiring Fund)	Adjustments	Wells Fargo Advantage Discovery Fund Proforma
Total Net Assets
Class A	$26,547,061	$17,640,341	N/A	$44,187,402
Class C	$14,835	$5,260,231	N/A	$5,275,066
Administrator Class	$208,546	$202,953,193	N/A	$203,161,739
Institutional Class	$3,606,727	$172,805,979	N/A	$176,412,706
Investor Class[1]	N/A	$401,592,257	N/A	$401,592,257
Total	$30,377,169	$800,252,001	N/A	$830,629,170
Net Asset Value per Share
Class A	$14.30	$26.49	N/A	$26.49
Class C	$14.38	$25.73	N/A	$25.73
Administrator Class	$14.45	$26.84	N/A	$26.84
Institutional Class	$14.49	$27.14	N/A	$27.14
Investor Class[1]	N/A	$26.40	N/A	$26.40
Total Shares Outstanding
Class A	1,856,210	665,869	(854,136)	1,667,943
Class C	1,032	204,448	(455)	205,025
Administrator Class	14,428	7,561,633	(6,658)	7,569,403
Institutional Class	248,880	6,368,174	(115,967)	6,501,087
Investor Class[1]	N/A	15,213,562	N/A	15,213,562
Total	2,120,550	30,013,686	(977,216)	31,157,020
1	This share class is not involved in the Merger.

The following table sets forth the capitalizations of the Wells Fargo Advantage Small Cap Growth Fund and the Wells Fargo Advantage Emerging Growth Fund as of March 31, 2011, and the capitalization of the Emerging Growth Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.10, 1.01, 1.04, 1.11, 1.12 and 1.09 for each Class A, Class A, Class C, Administrator Class, Institutional Class and Investor Class share, respectively, of the Wells Fargo Advantage Emerging Growth Fund issued for each Class A, Class B, Class C, Administrator Class, Institutional Class and Investor Class share, respectively, of the Wells Fargo Advantage Small Cap Growth Fund. The exchange ratios used in the Merger will likely be different from those shown here. The Wells Fargo Advantage Emerging Growth Fund will be the accounting survivor following the Merger.

	Wells Fargo Advantage Small Cap Growth Fund (Target Fund)	Wells Fargo Advantage Emerging Growth Fund (Acquiring Fund)	Adjustments	Wells Fargo Advantage Emerging Growth Fund Proforma
Total Net Assets
Class A	$173,277,571	$1,841,524	$3,365,975	$178,485,070
Class B	$3,365,975	N/A	($3,365,975)	N/A
Class C	$5,949,268	$192,095	N/A	$6,141,363
Administrator Class	$414,444,527	$72,029	N/A	$414,516,556
Institutional Class	$717,626,465	$13,868	N/A	$717,640,333
Investor Class	$33,473,643	$8,538,954	N/A	$42,012,597
Total	$1,348,137,449	$10,658,470	$0	$1,358,795,919
Net Asset Value per Share
Class A	$14.11	$12.89	N/A	$12.89
Class B	$13.08	N/A	N/A	N/A
Class C	$13.10	$12.60	N/A	$12.60
Administrator Class	$14.38	$12.97	N/A	$12.97
Institutional Class	$14.69	$13.08	N/A	$13.08
Investor Class	$13.97	$12.84	N/A	$12.84
Total Shares Outstanding
Class A	12,276,624	142,875	1,428,224	13,847,723
Class B	257,379	N/A	(257,379)	N/A
Class C	454,066	15,244	18,045	487,355
Administrator Class	28,811,776	5,552	3,133,796	31,951,124
Institutional Class	48,835,822	1,060	6,016,104	54,852,986
Investor Class	2,396,037	664,929	210,555	3,271,521
Total	93,031,704	829,660	10,549,345	104,410,709

Exhibit E
Financial Highlights

WELLS FARGO ADVANTAGE OPPORTUNITY FUND

Six Months Ended March 31, 2011 (unaudited)
	Class A	Class C	Administrator Class	Institutional Class	Investor Class[1]
Net asset value, beginning of period	$34.08	$34.15	$35.44	$35.45	$34.82
Income from investment operations
Net investment income	-0.02[2]	-0.16[2]	0.01	0.09[2]	-0.03
Net realized and unrealized gain (loss) on investments	6.42	6.43	6.70	6.67	6.56
Total from investment operations	6.40	6.27	6.71	6.76	6.53
Distributions to shareholders from
Net investment income	0	0	0	0	0
Net realized gains	0	0	0	0	0
Total distributions to shareholders	0	0	0	0	0
Net asset value, end of period	$40.48	$40.42	$42.15	$42.21	$41.35
Ratios to average net assets (annualized)
Net investment income	-0.09%	-0.85%	0.13%	0.46%	-0.16%
Gross expenses	1.26%	2.01%	1.10%	0.85%	1.33%
Net expenses	1.26%	2.01%	1.04%	0.82%	1.33%
Total return[3]	18.78%	18.36%	18.93%	19.07%	18.75%
Portfolio turnover rate	16%	16%	16%	16%	16%
Net assets, end of period (000's omitted)	$26,273	$805	$240,656	$1,340	$1,280,941
1	This share class is not involved in the Merger.
2	Calculated based upon average shares outstanding.
3	Total return calculations do not include any sales charges. Returns for the period are not annualized.

WELLS FARGO ADVANTAGE EQUITY VALUE FUND

Six Months Ended March 31, 2011 (unaudited)
	Class A	Class B	Class C	Administrator Class	Institutional Class
Net asset value, beginning of period	$11.62	$11.56	$11.47	$11.84	$11.84
Income from investment operations
Net investment income	0.01	-0.04[1]	-0.04[1]	0.03[1]	0.04
Net realized and unrealized gain (loss) on investments	2.29	2.27	2.25	2.32	2.33
Total from investment operations	2.30	2.23	2.21	2.35	2.37
Distributions to shareholders from
Net investment income	-0.04	0	0	-0.07	-0.10
Net realized gains	0	0	0	0	0
Total distributions to shareholders	-0.04	0	0	-0.07	-0.10
Net asset value, end of period	$13.88	$13.79	$13.68	$14.12	$14.11
Ratios to average net assets (annualized)
Net investment income	0.10%	-0.66%	-0.67%	0.35%	0.60%
Gross expenses	1.30%	2.05%	2.05%	1.14%	0.87%
Net expenses	1.25%	2.00%	2.00%	1.00%	0.75%
Total return[2]	19.79%	19.29%	19.27%	19.86%	20.08%
Portfolio turnover rate	75%	75%	75%	75%	75%
Net assets, end of period (000's omitted)	$5,189	$428	$944	$127,228	$93,764
1	Calculated based upon average shares outstanding.
2	Total return calculations do not include any sales charges. Returns for the period are not annualized.

WELLS FARGO ADVANTAGE ENTERPRISE FUND

Six Months Ended March 31, 2011 (unaudited)
	Class A	Class C	Administrator Class	Institutional Class	Investor Class
Net asset value, beginning of period	$30.21	$29.39	$31.03	$31.42	$29.87
Income from investment operations
Net investment income	-0.15	-0.25[1]	-0.08[1]	-0.06[1]	-0.11
Net realized and unrealized gain (loss) on investments	7.25	7.02	7.41	7.53	7.12
Total from investment operations	7.10	6.77	7.33	7.47	7.01
Distributions to shareholders from
Net investment income	0	0	0	0	0
Net realized gains	0	0	0	0	0
Total distributions to shareholders	0	0	0	0	0
Net asset value, end of period	$37.31	$36.16	$38.36	$38.89	$36.88
Ratios to average net assets (annualized)
Net investment income	-0.74%	-1.50%	-0.58%	-0.33%	-0.81%
Gross expenses	1.33%	2.09%	1.17%	0.90%	1.40%
Net expenses	1.30%	2.05%	1.15%	0.90%	1.37%
Total return[2]	23.50%	23.04%	23.62%	23.74%	23.47%
Portfolio turnover rate	61%	61%	61%	61%	61%
Net assets, end of period (000's omitted)	$1,187	$468	$18,848	$114,737	$173,308
1	Calculated based upon average shares outstanding.
2	Total return calculations do not include any sales charges. Returns for the period are not annualized.

WELLS FARGO ADVANTAGE DISCOVERY FUND

Six Months Ended March 31, 2011 (unaudited)
	Class A	Class C	Administrator Class	Institutional Class	Investor Class[1]
Net asset value, beginning of period	$20.71	$20.19	$20.96	$21.17	$20.64
Income from investment operations
Net investment income	-0.12	-0.18[2]	-0.11	-0.07	-0.08
Net realized and unrealized gain (loss) on investments	5.90	5.72	5.99	6.04	5.84
Total from investment operations	5.78	5.54	5.88	5.97	5.76
Distributions to shareholders from
Net investment income	0	0	0	0	0
Net realized gains	0	0	0	0	0
Total distributions to shareholders	0	0	0	0	0
Net asset value, end of period	$26.49	$25.73	$26.84	$27.14	$26.40
Ratios to average net assets (annualized)
Net investment income	-0.86%	-1.60%	-0.67%	-0.43%	-0.91%
Gross expenses	1.34%	2.09%	1.18%	0.91%	1.41%
Net expenses	1.33%	2.08%	1.15%	0.91%	1.38%
Total return[3]	27.91%	27.44%	28.05%	28.15%	27.91%
Portfolio turnover rate	63%	63%	63%	63%	63%
Net assets, end of period (000's omitted)	$17,640	$5,260	$202,953	$172,806	$401,592
1	This share class is not involved in the Merger.
2	Calculated based upon average shares outstanding.
3	Total return calculations do not include any sales charges. Returns for the period are not annualized.

WELLS FARGO ADVANTAGE EMERGING GROWTH FUND

Six Months Ended March 31, 2011 (unaudited)
	Class A	Class C	Administrator Class	Institutional Class	Investor Class
Net asset value, beginning of period	$9.50	$9.32	$9.56	$9.62	$9.47
Income from investment operations
Net investment income	-0.08[1]	-0.11[1]	-0.07	-0.05	-0.08[1]
Net realized and unrealized gain (loss) on investments	3.47	3.39	3.48	3.51	3.45
Total from investment operations	3.39	3.28	3.41	3.46	3.37
Distributions to shareholders from
Net investment income	0	0	0	0	0
Net realized gains	0	0	0	0	0
Total distributions to shareholders	0	0	0	0	0
Net asset value, end of period	$12.89	$12.60	$12.97	$13.08	$12.84
Ratios to average net assets (annualized)
Net investment income	-1.34%	-2.05%	-1.09%	-0.81%	-1.34%
Gross expenses[2]	3.69%	4.29%	3.14%	3.10%	3.58%
Net expenses[2]	1.49%	2.23%	1.21%	0.97%	1.50%
Total return[3]	35.68%	35.05%	35.77%	35.97%	35.59%
Portfolio turnover rate[4]	53%	53%	53%	53%	53%
Net assets, end of period (000's omitted)	$1,842	$192	$72	$14	$8,539
1	Calculated based upon average shares outstanding.
2	Includes net expenses allocated from Master Portfolio(s) in which the Fund invests.
3	Total return calculations do not include any sales charges. Returns for the period are not annualized.
4	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's turnover rate.

Exhibit F
ADDITIONAL ACQUIRING FUND INFORMATION WITH RESPECT TO CLASS B SHARES OF WELLS FARGO ADVANTAGE OPPORTUNITY FUND AND WELLS FARGO ADVANTAGE ENTERPRISE FUND AND CLASS R SHARES OF THE WELLS FARGO ADVANTAGE EQUITY VALUE FUND.

CLASS B SHARES

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

Selling Shares	To Sell Some or All of Your Shares
By Internet

Visit our Web site at wellsfargo.com/advantagefunds. Redemptions requested online are limited to a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.

By Mail

  Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the dollar amount you wish to receive (or write "Full Redemption" to redeem your remaining account balance) to the address below.

  Make sure all account owners sign the request exactly as their names appear on the account application.

  A medallion guarantee may be required under certain circumstances (see "General Notes for Selling Shares").

Regular Mail
Wells Fargo Advantage Funds
 P.O. Box 8266
Boston, MA 02266-8266
Overnight Only
Wells Fargo Advantage Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

By Wire

  To arrange for a Federal Funds wire, call 1-800-222-8222.

  Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.

  Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.

By Telephone/ Electronic Funds Transfer (EFT)

  Call an Investor Services representative at 1-800-222-8222 or use the automated phone system 1-800-368-7550.

  Telephone privileges are automatically made available to you unless you specifically decline them on your account application or subsequently in writing.

  Redemption requests may not be made by phone if the address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).

  A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days) or transferred to a linked bank account.

  Transfers made to a Wells Fargo Bank account are made available sooner than transfers to an unaffiliated institution.

  Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money market funds, and next day for all other Wells Fargo Advantage Funds.

  Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.

Note: Telephone transactions such as redemption requests made over the phone generally require only one of the account owners to call unless you have instructed us otherwise.

Through Your Investment Representative	Contact your investment representative.

General Notes For Selling Shares

  Proper Form. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

  CDSC Fees. Your redemption proceeds are net of any applicable CDSC fees.

  Form of Redemption Proceeds. You may request that your redemption proceeds be sent to you by check, by EFT into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

  Telephone/Internet Redemptions. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

  Right to Delay Payment. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

  Retirement Plans and Other Products. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan.There may be special requirements that supercede the directions in this Prospectus.

  Medallion Guarantees. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

How to Exchange Shares

Exchanges between Wells Fargo Advantage Funds involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

  In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (i.e., a Fund not closed to new accounts), with the following exception: Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund.

  Same-fund exchanges between Class A, Class C, Administrator Class, Institutional Class and Investor Class shares are permitted subject to the following conditions: (1) exchanges out of Class A and Class C shares would not be allowed if shares are subject to a CDSC; (2) in order for exchanges into Class A shares, the shareholder must be able to qualify to purchase Class A shares at net asset value based on current prospectus guidelines; and (3) the shareholder must meet the eligibility guidelines of the class being purchased in the exchange.

  An exchange request will be processed on the same business day, provided that both Funds are open at the time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

  You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

  Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

  If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to investment performance.

  Any exchange between two Wells Fargo Advantage Funds must meet the minimum subsequent purchase amounts.

  Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

Account Policies

Automatic Plans
 These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

  Automatic Investment Plan —With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

  Automatic Exchange Plan —With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the"How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. In addition, each transaction in an Automatic Exchange Plan must be for a minimum of $100. This feature may not be available for certain types of accounts.

    must have a Fund account valued at $10,000 or more;

    must request a minimum redemption of $100;

    must have your distributions reinvested; and

    may not simultaneously participate in the Automatic Investment Plan.

  Payroll Direct Deposit —With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Householding
 To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

Retirement Accounts
 We offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-800-222-8222 for information on:

  Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

  Qualified Retirement Plans, including Simple IRAs, SEP IRAs, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above.You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

Small Account Redemptions
 We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statements and Confirmations
 Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Electronic Delivery of Fund Documents
 You may elect to receive your Fund prospectuses, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on the Fund's Web site at wellsfargo.com/advantagedelivery. If you make this election, you will be notified by e-mail when the most recent Fund documents are available for electronic viewing and downloading.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Fund's Web site at wellsfargo.com/advantagefunds. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by visiting wellsfargo.com/advantagedelivery.

Statement Inquiries
 Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Transaction Authorizations
 Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor Wells Fargo Advantage Funds will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act
 In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

CLASS R SHARES

How to Buy Shares

Class R shares generally are available only to certain retirement plans, including: 401(k) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans, target benefit plans and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares generally are not available to retail accounts. Eligible retirement plans of qualifying size generally may open an account and purchase Class R shares by contacting certain broker-dealers and financial institutions that have selling agreements with WFFD. These entities may impose transaction charges. Additional shares may be purchased through a retirement plan's administrator or record-keeper.

Institutions Purchasing Shares Directly	Opening an Account	Adding to an Account
By Telephone or Internet

A new account may not be opened by
telephone or internet unless the institution
has another Wells Fargo Advantage Fund
account. If the institution does not currently
have an account, contact your investment
representative.

To buy additional shares or to buy
shares in a new Fund:

  Call Investor Services at
   1-800-222-8222 or

  Call 1-800-368-7550 for the
   automated phone system or

  Visit our Web site at
   www.wellsfargo.com/
   advantagefunds

By Wire

  Complete and sign the Administrator Class account application

  Call Investor Services at 1-800-222-8222 for faxing instructions

  Use the following wiring instructions:
   State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028
   Wire Purchase Account: 9905-437-1
   Attention: Wells Fargo Advantage Funds
   (Name of Fund, Account Number)
   Account Name: Provide your
   name as registered on the
   Fund account

To buy additional shares, instruct your bank or financial institution to use the same wire instructions shown to the left.
Through Your Investment Representative	Contact your investment representative.	Contact your investment representative.

Special Considerations When Investing Through Financial Intermediaries:
 If a financial intermediary purchases Class R shares on your behalf, you should understand the following:

  Minimum Investments and Other Terms of Your Account. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

  Records are Held in Financial Intermediary's Name. Financial intermediaries are usually the holders of record for
   Class R shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers'beneficial ownership of the shares.

  Purchase/Redemption Orders. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

  Shareholder Communications. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

  U.S. Dollars Only. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

  Right to Refuse an Order. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

  Earnings Distributions. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

How to Sell Shares

Class R shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

Institutions Selling Shares Directly	To Sell Some or All of Your Shares
By Telephone / Electronic Funds Transfer (EFT)

  To speak with an investor services representative call 1-800-222-8222 or use the automated phone system at 1-800-368-7550.

  Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money market funds, and next day for all other Wells Fargo Advantage Funds.

  Transfers made to a Wells Fargo Bank account are made available sooner than transfers to an unaffiliated institution.

  Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.

Note: Telephone transactions such as redemption requests made over the phone generally require only one of the account owners to call unless you have instructed us otherwise.

By Wire

  To arrange for a Federal Funds wire, call 1-800-222-8222.

  Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.

  Redemption proceeds are usually wired to the financial intermediary the following business day.

By Internet	Visit our Web site at wellsfargo.com/advantagefunds.
Through Your Investment Representative	Contact your investment representative.

General Notes for Selling Shares

  Proper Form. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

  Earnings Distributions. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

  Right to Delay Payment. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through Electronic Funds Transfer, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

  Redemption in Kind. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the Investment Company Act of 1940, and the rules thereunder. The redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received.

  Retirement Plans and Other Products. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

How to Exchange Shares

Exchanges between Wells Fargo Advantage Funds involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

  In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (i.e., a Fund not closed to new accounts).

  Same-fund exchanges between Class A, Class C, Administrator Class, Institutional Class and Investor Class shares are permitted subject to the following conditions: (1) exchanges out of Class A and Class C shares would not be allowed if shares are subject to a CDSC; (2) in order for exchanges into Class A shares, the shareholder must be able to qualify to purchase Class A shares at net asset value based on current prospectus guidelines; and (3) the shareholder must meet the eligibility guidelines of the class being purchased in the exchange.

  An exchange request will be processed on the same business day, provided that both Funds are open at the time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

  You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

  Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

  If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to investment performance.

  Any exchange between two Wells Fargo Advantage Funds must meet the minimum subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

Account Policies

Advance Notice of Large Transactions
 We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Fund most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding
 To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

Retirement Accounts
 We offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-800-222-8222 for information on:

  Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

  Qualified Retirement Plans, including Simple IRAs, SEP IRAs, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above.You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

Small Account Redemptions
 We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so,we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statements and Confirmations
 Statements summarizing activity in your account are mailed quarterly.Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Electronic Delivery of Fund Documents
 You may elect to receive your Fund prospectuses, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on the Fund's Web site at www.wellsfargo.com/advantagedelivery. If you make this election, you will be notified by e-mail when the most recent Fund documents are available for electronic viewing and downloading.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Fund's Web site at www.wellsfargo.com/advantagefunds. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by visiting www.wellsfargo.com/advantagedelivery.

Statement Inquiries
 Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Transaction Authorizations
 Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor Wells Fargo Advantage Funds will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act
 In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address.Corporate, trust and other entity accounts require additional documentation.This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity,we reserve the right to redeem your account at the current day's NAV.You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

WELLS FARGO FUNDS TRUST

PART B
STATEMENT OF ADDITIONAL INFORMATION (SAI)

Statement of Additional Information

July __, 2011

Wells Fargo Funds Trust

525 Market Street
San Francisco, California 94105
(800) 222-8222

Relating to the acquisition of assets of

WELLS FARGO ADVANTAGE CORE EQUITY FUND
 by and in exchange for shares of
WELLS FARGO ADVANTAGE OPPORTUNITY FUND
WELLS FARGO ADVANTAGE CLASSIC VALUE FUND
 by and in exchange for shares of
WELLS FARGO ADVANTAGE EQUITY VALUE FUND
WELLS FARGO ADVANTAGE MID CAP GROWTH FUND
 by and in exchange for shares of
WELLS FARGO ADVANTAGE ENTERPRISE FUND
WELLS FARGO ADVANTAGE GROWTH OPPORTUNITIES FUND
 by and in exchange for shares of
WELLS FARGO ADVANTAGE DISCOVERY FUND
WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND
 by and in exchange for shares of
WELLS FARGO ADVANTAGE EMERGING GROWTH FUND
each a series of WELLS FARGO FUNDS TRUST
CLASS A, CLASS B, CLASS C, CLASS R, ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, INVESTOR CLASS

This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated July 1, 2011, for the Special Meeting of Shareholders of the Target Funds listed above to be held on August 19, 2011. The Prospectus/Proxy Statement, into which this SAI has been incorporated by reference, may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

INCORPORATION OF DOCUMENTS BY REFERENCE IN STATEMENT OF ADDITIONAL INFORMATION
This SAI consists of this cover page and the following described items, which are hereby incorporated by reference:
1. The Statement of Additional Information dated March 1, 2011, as supplemented from time to time, for Wells Fargo Advantage Small Cap Growth Fund, which was filed electronically with the Securities and Exchange Commission on February 25, 2011, File No. 811-09253, on Form N-1A, accession no. 0000907244-11-000111.
2. The Statement of Additional Information dated February 1, 2011, as supplemented from time to time, for Wells Fargo Advantage Discovery Fund, Wells Fargo Advantage Enterprise Fund, Wells Fargo Advantage Growth Opportunities Fund, Wells Fargo Advantage Mid Cap Growth Fund and Wells Fargo Advantage Opportunity Fund, which was filed electronically with the Securities and Exchange Commission on January 28, 2011, File No. 811-09253, on Form N-1A, accession no. 0000907244-11-000027.
3. The Statement of Additional Information dated January 31, 2011, as supplemented from time to time, for Wells Fargo Advantage Emerging Growth Fund and Wells Fargo Advantage Equity Value Fund, which was filed electronically with the Securities and Exchange Commission on January 28, 2011, File No. 811-09253, on Form N-1A, accession no. 0001081400-11-000007.
4. The Statement of Additional Information dated December 1, 2010, as supplemented from time to time, for Wells Fargo Advantage Core Equity Fund and Wells Fargo Advantage Classic Value Fund, which was filed electronically with the Securities and Exchange Commission on November 24, 2010, File No. 811-09253, on Form N-1A, accession no. 0001081400-10-000128.

5. The financial statements, including the notes to the financial statements, and the reports of the independent registered public accounting firm thereon contained in the annual reports for Wells Fargo Advantage Small Cap Growth Fund for the fiscal year ended October 31, 2010, filed electronically with the Securities and Exchange Commission January 4, 2011, File No. 811-09253, accession no. 0000950123-11-000198.

6. The financial statements, including the notes to the financial statements, and the reports of the independent registered public accounting firm thereon contained in the annual report for Wells Fargo Advantage Discovery Fund, Wells Fargo Advantage Enterprise Fund, Wells Fargo Advantage Growth Opportunities Fund, Wells Fargo Advantage Mid Cap Growth Fund, Wells Fargo Advantage Opportunity Fund, Wells Fargo Advantage Emerging Growth Fund and Wells Fargo Advantage Equity Value Fund for the fiscal year ended September 30, 2010, filed electronically with the Securities and Exchange Commission on December 7, 2010, File No. 811-09253, accession no. 0000950123-10-111380.

7. The financial statements, including the notes to the financial statements, and the reports of the independent registered public accounting firm thereon contained in the annual reports for Wells Fargo Advantage Classic Value Fund and Wells Fargo Advantage Core Equity Fund for the fiscal year ended July 31, 2010, filed electronically with the Securities and Exchange Commission on October 8, 2010, File No. 811-09253, accession no. 0000950123-10-092379.

8.  The financial statements, including the notes to the financial statements, thereon contained in the semi-annual reports for Wells Fargo Advantage Classic Value Fund and Wells Fargo Advantage Core Equity Fund for the fiscal half-year ended January 31, 2011, filed electronically with the Securities and Exchange Commission on April 5, 2011, File No. 811-09253, accession no. 0000950123-11-032812.

9. The financial statements, including the notes to the financial statements, thereon contained in the semi-annual reports for Wells Fargo Advantage Discovery Fund, Wells Fargo Advantage Enterprise Fund, Wells Fargo Advantage Growth Opportunities Fund, Wells Fargo Advantage Mid Cap Growth Fund, Wells Fargo Advantage Opportunity Fund, Wells Fargo Advantage Emerging Growth Fund and Wells Fargo Advantage Equity Value Fundfor the fiscal half-year ended March 31, 2011, filed electronically with the Securities and Exchange Commission on _____ 2011, File No. 811-09253, accession no. ______________.

This SAI also contains unaudited Pro Forma Combining Financial Statements with respect to the Mergers involving the following Acquiring Funds: the Wells Fargo Advantage Opportunity Fund, the Wells Fargo Advantage Equity Value Fund, the Wells Fargo Advantage Enterprise Fund and the Wells Fargo Advantage Emerging Growth Fund, as well as other information regarding the Acquiring Funds.

HISTORICAL FUND INFORMATION

On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Trust had only nominal assets.

On December 16, 2002, the Boards of Trustees of The Montgomery Funds and The Montgomery Funds II ("Montgomery") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Montgomery portfolios into various Funds of the Trust. The effective date of the reorganization was June 9, 2003.

On February 3, 2004, the Board of the Trust and on February 18, 2004, the Board of Trustees of The Advisors' Inner Circle Fund ("AIC Trust") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor AIC Trust portfolios into various Funds of the Trust. The effective date of the reorganization was July 26, 2004.

In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.

On December 30, 2009, the Board of Trustees of Evergreen Funds ("Evergreen") and on January 11, 2010 the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Evergreen portfolios and Wells Fargo Advantage Funds portfolios to certain Funds of the Trust The effective date of the reorganization was July 12, 2010 for certain Evergreen Funds and July 19, 2010 for the remainder of the Evergreen Funds.

The Discovery Fund commenced operations on April 11, 2005, as successor to the Strong Discovery Fund, a series of Strong Discovery Fund, Inc. The predecessor Strong Discovery Fund commenced operations on December 31, 1987.
The Emerging Growth Fund commenced operations on January 31, 2007.

The Enterprise Fund commenced operations on April 11, 2005, as successor to the Strong Enterprise Fund, a series of Strong Equity Funds, Inc. The predecessor Strong Enterprise Fund commenced operations on September 30, 1998. Effective June 20, 2008, the Advisor Class of the Enterprise Fund was renamed Class A and modified to assume the features and attributes of Class A.
The Equity Value Fund commenced operations on August 29, 2003. The Equity Value Fund changed its name from the Large Cap Value Fund to the Equity Value Fund effective April 11, 2005.

The Opportunity Fund commenced operations on April 11, 2005, as successor to the Strong Opportunity Fund, a series of Strong Opportunity Fund, Inc. The predecessor Strong Opportunity Fund commenced operations on December 31, 1985. Effective June 20, 2008, the Advisor Class of the Opportunity Fund was renamed Class A and modified to assume the features and attributes of Class A.

Fundamental Investment Policies
Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of each Fund.

The Funds may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities (except the Wells Fargo Advantage Discovery Fund, the Wells Fargo Advantage Enterprise Fund and the Wells Fargo Advantage Opportunity Fund), and (iv) repurchase agreements;

(2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

(1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
(2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.
(3) Each Fund may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission (the "SEC") thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Fund to claim an exclusion from being a "commodity pool operator" as defined by the Commodity Exchange Act.
(4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.
(5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.
(6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).
(7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:
Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

PERMITTED INVESTMENT ACTIVITIES AND CERTAIN ASSOCIATED RISKS

Set forth below are descriptions of permitted investment activities for the Funds and certain of their associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The Wells Fargo Advantage Emerging Growth Fund and the Wells Fargo Advantage Equity Value Fund are gateway feeder funds that invest substantially all of their assets in a single corresponding master portfolio of Wells Fargo Master Trust ("Master Trust"). References to the activities of a gateway fund should be understood to include references to the investments of the master portfolio in which the gateway fund invests. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the Prospectus(es). Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or the Prospectus apply at the time of purchase of a security. To the extent a security type is described in this SAI that is not referenced in its Prospectus(es), a Fund under normal circumstances will not invest more than 15% of its assets in the security type unless otherwise specified.

The Prospectus(es) identify and summarize the types of securities and assets in which the Funds may invest as part of their principal investment strategies, and the principal risks associated with such investments. This SAI identifies and summarizes other types of securities and assets in which the Funds may invest, each of which is subject to the same kinds of risks as are described in the Prospectus(es). Certain additional risks associated with each type of investment are identified and described below.

DEBT SECURITIES

Bank Obligations

Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political, regulatory or economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different regulatory, accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Commercial Paper

Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

Asset-Backed Commercial Paper. Securities that are issued from commercial paper conduits are called asset-backed commercial paper securities. Credit support for such securities falls into two categories: liquidity protection and protection against ultimate default under the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the securities or underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, such as by issuing senior and subordinated instruments or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount or a downgrade or loss of credit support could adversely impact the value of or return on an investment in an asset-backed commercial paper security.

Commercial paper is also subject to the risks generally associated with debt securities discussed elsewhere in this SAI and the Prospectus(es).

Convertible Securities

A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security tends not to be as sensitive to interest rates as a similar fixed-income security, and tends not to be as sensitive to changes in share price as its underlying stock.

Investing in convertible securities is subject to certain risks in addition to those generally associated with debt securities discussed elsewhere in this SAI and the Prospectus(es). Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be or become illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses.

The creditworthiness of the issuer of a convertible security is important because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to conversion or redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. This feature may require a holder to convert the security into the underlying common stock, even if the value of the underlying common stock has declined substantially. In addition, companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with investments in such companies.

While the Funds use the same criteria to evaluate the credit quality of a convertible debt security that they would use for a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund's credit evaluation, as well as financial reporting and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholders to take action. Preferred stock generally has no maturity date, so its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Custodial Receipts for Treasury Securities

These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Dollar Roll Transactions

Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities,and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. A Fund will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Floating- and Variable-Rate Obligations

Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a referenced lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Such features often include unconditional and irrevocable letters of credit that are issued by a third party, usually a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letters of credit are designed to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying variablerate demand obligation should default. Some variable rate obligations feature other credit enhancements, such as standby bond purchase agreements ("SBPAs"). An SBPA can feature a liquidity facility that is designed to provide funding for the purchase price of variable rate obligations that are unable to be successfully remarketed for resale. The liquidity facility provider is obligated solely to advance funds for the purchase of tendered variable rate bonds that fail to be remarketed and does not guarantee the repayment of principal or interest. The liquidity facility provider's obligations under the SBPA are subject to conditions, including the continued creditworthiness of the underlying borrower or issuer, and the facility may terminate upon the occurrence of certain events of default or at the expiration of its term. In addition, a liquidity facility provider may be unable or unwilling to perform its obligations. A Fund may be unable to timely dispose of a variable rate obligation if the underlying issuer defaults and the letter of credit or liquidity facility provider is unable or unwilling to perform its obligations or the facility otherwise terminates and a successor letter of credit or liquidity provider is not immediately obtained. The potential adverse impact to a Fund resulting from the inability of a letter of credit or liquidity facility provider to meet its obligations could be magnified to the extent the provider also furnishes credit support for other variable-rate obligations held by the Fund.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, monitors the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks and other risks generally associated with debt securities. The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Letters of Credit

Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings banks and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Loan Participations

A loan participation gives a Fund an undivided proportionate interest in a loan or instrument originated by a bank or other institution. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, typically do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments

Investments in the following types of high-quality money market instruments are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Synthetic Convertible Securities

"Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Unrated Investments

A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Funds. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's, Fitch, and S&P are more fully described in the Appendix to this SAI.

U.S. Government Obligations

U.S. Government obligations include securities issued by the U.S. Treasury, U.S. Government agencies or U.S. Government-sponsored entities. While U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government, securitiesissued by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. The Government National Mortgage Association (GNMA), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (i.e. not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are subject to low but varying degrees of credit risk, and are still subject to interest rate and market risk.

In addition to the securities discussed above, a Fund may also purchase debt guaranteed by the Federal Deposit Insurance Corporation (FDIC), an independent agency of the U.S. Government, through the FDIC's Temporary Liquidity Guarantee Program (TLGP). Under the TLGP, the FDIC guarantees newly issued senior unsecured debt issued on or before June 30, 2009 by FDIC-insured depository institutions, U.S. bank holding companies and financial holding companies and certain U.S. savings and loan holding companies (FDIC-backed debt). The expiration date of the FDIC's guarantee is the earlier of the maturity date of the FDIC-backed debt or June 30, 2012. FDIC-backed debt is backed by the full faith and credit of the U.S. Government, but is still subject to interest rate and market risk.

DERIVATIVES

Derivative Securities

Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.

An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in a Fund's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although a Fund may also invest in certain derivative securities for investment purposes only. Other reasons why a Fund may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.

While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of a Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or a Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.

Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Fund's investment objective, policies, restrictions and quality standards, and does not expose such Fund to undue risk.

A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. A Fund also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

Both equity and credit derivatives include options, futures and options on futures, which may be used to hedge a Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the derivative and imperfect correlation of the derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. A Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.

The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

A Fund that is authorized to invest in derivatives may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Credit Derivatives. A credit derivative is a form of derivative that is divided into two categories: credit default swaps and total return swaps. Both such categories of credit derivatives are usually governed by the standard terms and conditions of an ISDA Master Agreement.

A credit default swap involves a protection buyer and a protection seller. A Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. A Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

Other types of credit derivatives include credit-linked notes and other forms of debt obligations having an embedded credit default swap component. In such type of credit derivative, payments of principal and interest are tied to the performance of one or more reference obligations or assets.

In all of the above-referenced credit derivative transactions, the same general risks inherent to derivative transactions are present. However, credit derivative transactions also carry with them greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment. If a Fund writes a credit default swap, it receives an up-front premium. A Fund's exposure under a credit default swap, though, is a form of leverage and will be subject to the restrictions on leveraged derivatives.

Inverse Floaters. A Fund may invest in inverse floating rate municipal securities or "inverse floaters," sometimes also referred to as a "residual interest certificates." Inverse floaters are issued by tender option bond trusts ("trusts") that are established by a third party sponsor in connection with the transfer of municipal bonds to the trusts. In addition to inverse floaters, these trusts typically issue short-term floating rate notes which are usually sold to money market funds ("floating rate notes"). An inverse floater is a type of "derivative" debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the floating rate note. Because changes in the interest rate on the note inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate municipal bond having similar credit quality, redemption provisions and maturity. Inverse floaters may have interest rate adjustment formulas which generally reduce or eliminate the interest paid to a Fund when short-term interest rates rise, and increase the interest paid to a Fund when short-term interest rates fall. The value of inverse floaters also tends to fall faster than the value of fixed rate municipal bonds when interest rates rise, and conversely, their value tends to rise more rapidly when interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. Inverse floaters tend to underperform the market for fixed rate municipal bonds in a rising long-term interest rate environment, but tend to outperform that market when long-term interest rates decline.

An investment in inverse floaters may involve greater risk than an investment in a fixed-rate municipal security. All inverse floaters entail some degree of leverage. The interest rate on inverse floaters varies inversely at a pre-set multiple of the change in short-term rates. An inverse floater that has a higher multiple, and therefore more leverage, will be more volatile with respect to both price and income than an inverse floater with a lower degree of leverage or than the underlying security. The markets for inverse floating rate securities may be less developed and have less liquidity than the markets for conventional securities.

Under applicable financial accounting standards, inverse floater transactions in which the Fund has transferred a municipal security it owned to a trust are considered a form of secured borrowing for financial reporting purposes. This accounting treatment does not apply to any inverse floaters acquired by the Fund that were created by a third-party's transfer of a municipal security to the issuing trust.

Futures and Options Contracts

In General. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Fund's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting aFund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the Fund.

A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

Options Trading. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

Below is a description of some of the types of futures and options in which the Funds may invest.

Stock Index Options. A Fund may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Funds will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

Stock Index Futures and Options on Stock Index Futures. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Foreign Currency Futures Contracts. A Fund may invest in foreign currency futures contracts which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

To the extent that a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a foreign currency futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a foreign currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These foreign currency futures contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The use of foreign currency futures contracts involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency futures contracts also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency futures contracts also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency futures contracts and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its currency risks, and may cause a Fund to lose money on its investments in foreign currency futures contracts.

Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

Future Developments. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.

Swap Agreements and Swaptions
Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement. In a swaption, in exchange for an option premium, the purchaser of the swaption acquires the right, but not the obligation, to enter into a specified swap agreement with a counterparty on a specified future date. If there is a default by the other party to a swap agreement or swaption, the Fund will have contractual remedies pursuant to the agreements related to the transaction.
The use of swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case a Fund may not receive the net amount of payments that such Fund contractually is entitled to receive.
Interest Rate Swap Agreements. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. The exchange commitment can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swap agreements on a net basis. In so doing, the two payment streams under the swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap agreement, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund's exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.
Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the adviser's ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund's obligations will be accrued on a daily basis, and the full amount of a Fund's obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS

Emerging Market Securities

The Funds consider countries with emerging markets to include the following: (i) countries included in the MSCI Emerging Markets Index; and (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank). Additionally, the Funds consider the following countries to have emerging markets: Argentina, Brazil, Chile, China, the Czech Republic, Colombia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, Turkey, and Venezuela. The Funds consider emerging market securities to be securities: (i) issued by companies with their principal place of business or principal office in an emerging market country; or (ii) issued by companies for which the principal securities trading market is an emerging market country. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust ("REIT") securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

Foreign Obligations and Securities

The Funds consider equity securities of foreign issuers (or foreign securities) to be equity securities: (1) issued by companies with their principal place of business or principal office or both, as determined in the adviser's reasonable discretion, in a country, other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment by a Fund in any single country, especially a less developed country, would make such Fund's value more sensitive to economic, currency and regulatory changes within that country.

Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

Foreign securities include, among others, American Depositary Receipts (ADRs) and similar investments, including Canadian Depositary Receipts (CDRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs). ADRs, CDRs, EDRs, GDRs, and IDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. These securities may not necessarily be denominated in the samecurrency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar.

Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by a wide range of political and economic factors, including the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention and stability, speculation and other factors also affect exchange rates.

A Fund may engage in foreign currency transactions in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may enter into a forward contract to protect against a decrease in the price of securities denominated in a particular currency a Fund intends to purchase. If it is anticipated that exchange rates will rise, a Fund may enter into a forward contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These forward contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Foreign currency transactions, such as forward foreign currency exchange contracts, are contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The Adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions.

The use of foreign currency transactions involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency transactions also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency transactions and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its investments in foreign currency transactions. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

Participation Notes

The Funds may purchase participation notes, also known as participation certificates. Participation notes are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. Participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.

For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

EQUITY SECURITIES

The following equity securities may be purchased by the Fund to the extent such purchase is consistent with the Fund's investment objective and strategies.

Initial Public Offerings

Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Preferred Stock

Preferred stocks represent an equity or ownership interest in an issuer that pay dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bond take precedence over the claims of those who own preferred securities and common stock.

Smaller Company Securities

Investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investments in smaller, less seasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors were to engage in trading this type of security, a Fund may be forced to dispose of its holdings in this type of security at prices lower than might otherwise be obtained in the absence of institutional trading in such security.

OTHER INVESTMENTS AND TECHNIQUES

Borrowing

Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Floating- and Variable-Rate Obligations

Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a referenced lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Such features often include unconditional and irrevocable letters of credit that are issued by a third party, usually a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letters of credit are designed to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying variablerate demand obligation should default. Some variable rate obligations feature other credit enhancements, such as standby bond purchase agreements ("SBPAs"). An SBPA can feature a liquidity facility that is designed to provide funding for the purchase price of variable rate obligations that are unable to be successfully remarketed for resale. The liquidity facility provider is obligated solely to advance funds for the purchase of tendered variable rate bonds that fail to be remarketed and does not guarantee the repayment of principal or interest. The liquidity facility provider's obligations under the SBPA are subject to conditions, including the continued creditworthiness of the underlying borrower or issuer, and the facility may terminate upon the occurrence of certain events of default or at the expiration of its term. In addition, a liquidity facility provider may be unable or unwilling to perform its obligations. A Fund may be unable to timely dispose of a variable rate obligation if the underlying issuer defaults and the letter of credit or liquidity facility provider is unable or unwilling to perform its obligations or the facility otherwise terminates and a successor letter of credit or liquidity provider is not immediately obtained. The potential adverse impact to a Fund resulting from the inability of a letter of credit or liquidity facility provider to meet its obligations could be magnified to the extent the provider also furnishes credit support for other variable-rate obligations held by the Fund.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, monitors the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks and other risks generally associated with debt securities. The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Closed-End Investment Companies

A Fund may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets.

A Fund will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Forward Commitments, When-Issued and Delayed-Delivery Transactions

Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.
The Funds have a segregated account in which they may maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is at least equal to the amount of such commitments.

Illiquid Securities

Securities not registered under the 1933 Act, and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.

Loans of Portfolio Securities

Portfolio securities of a Fund may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, initially in an amount at least equal to 100% of the value of the loaned securities (which includes any accrued interest or dividends), with the borrower being obligated, under certain circumstances, to post additional collateral on a daily marked-to-market basis, all as described in further detail in the following paragraph; although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all; (ii) the Fund may at any time terminate the loan and request the return of the loaned securities upon sufficient prior notification; (iii) the Fund will receive any interest or distributions paid on the loaned securities; and (iv) the aggregate market value of loaned securities will not at any time exceed the limits established under the 1940 Act.

The following provides additional detail on the requirement described in (i) above. The market value of the collateral delivered in connection with a securities loan must be equal to at least 102% of the market value of any domestic securities loaned or 105% of the market value of any foreign securities loaned. The loaned securities are marked to market on a daily basis, and additional collateral is required to be paid to maintain coverage equal to at least 102% of the market value of domestic securities loaned, and at least 105% of the market value of foreign securities loaned, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested. For loans of U.S. Government Securities, the initial collateral required is 102% of the market value of the loaned securities, but additional collateral is required only if the market value of the loaned securities increases such that the collateral coverage (without taking into account any increase or decrease in the value of instruments in which the cash collateral is invested) falls below 100% of the market value of the loaned securities.

For lending its securities, a Fund will earn either a fee payable by the borrower (on loans that are collateralized by U.S. Government securities or a letter of credit) or the income on instruments purchased with cash collateral (after payment of a rebate fee to the borrower and a portion of the investment revenue to the securities lending agent). Cash collateral is invested on behalf of the Funds by the Funds' investment adviser in U.S. dollar-denominated short-term money market instruments that are permissible investments for the Fund and that, at the time of investment, are considered high-quality. Currently, cash collateral generated from securities lending is invested in shares of Wells Fargo Securities Lending Cash Investments, LLC (the "Cash Collateral Fund"). The Cash Collateral Fund is a Delaware limited liability company that is exempt from registration under the 1940 Act. The Cash Collateral Fund is managed by Wells Fargo Funds Management and is sub-advised by Wells Capital Management. The Cash Collateral Fund is required to comply with the credit quality, maturity and other limitations set forth in Rule 2a-7 under the 1940 Act. The Cash Collateral Fund seeks to provide preservation of principal and daily liquidity by investing in high-quality, U.S. dollar-denominated short-term money market instruments. The Cash Collateral Fund may invest in securities with fixed, variable, or floating rates of interest. The Cash Collateral Fund seeks to maintain a stable price per share of $1.00, although there is no guarantee that this will be achieved. Income on shares of the Cash Collateral Fund is reinvested in shares of the Cash Collateral Fund. The investments of the Cash Collateral Fund are valued at amortized cost.

The investments purchased with cash collateral on behalf of each Fund currently include holdings in the securities of certain structured investment vehicles that, although considered high-quality, short-term money market instruments when originally purchased, are now in payment default or are otherwise impaired (the "Illiquid Investments"). The Illiquid Investments are not held in the Cash Collateral Fund, but rather are held in separate accounts on behalf of the respective Funds.

The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned by it, and by an increase or decrease in the value of instruments purchased with cash collateral received by it. Thus, the current net asset value of each Fund reflects the current valuations assigned to both (1) shares of the Cash Collateral Fund held on behalf of such Fund and (ii) interests in Illiquid Securities held on behalf of such Fund. If a Fund elects to discontinue its participation in the securities lending program at a time when the Fund continues to hold an interest in the Illiquid Securities, the securities lending agent will seek to promptly liquidate the Fund's investment in the Cash Collateral Fund, as well the Fund's investments in the Illiquid Securities. In such an event, the securities lending agent may not be able to dispose of the Illiquid Securities at an acceptable price or at all, and in such case may require the Fund to take a distribution of the Illiquid Securities in kind and/or realize a loss on the disposition of the Illiquid Securities.

Loans of securities involve a risk that the borrower may fail to return the securities when due or when recalled by a Fund or may fail to provide additional collateral when required. In either case, a Fund could experience delays in recovering securities or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, loans may be recalled at any time and generally will be recalled if a material event affecting the investment is expected to be presented to a shareholder vote, so that the securities may be voted by the Fund.

Each lending Fund pays a portion of the income (net of rebate fees) or fees earned by it from securities lending to a securities lending agent. Goldman Sachs Bank USA, an unaffiliated third party doing business as Goldman Sachs Agency Lending, currently acts as securities lending agent for the Funds, subject to the overall supervision of the Funds' investment adviser.

Other Investment Companies

A Fund may invest in shares of other open-end and closed-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the fund's non-fundamental investment policies. Currently, under the 1940 Act, a fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such fund's total assets with respect to any one investment company; and (iii) 10% of such fund's total assets.

Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund. Other investment companies may include exchange-traded funds ("ETFs"), which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track and to the risks of the specific sector or industry tracked by the ETF. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons. Although ETFs that track broad market indexes are typically large and their shares are fairly liquid, ETFs that track more specific indexes tend to be newer and smaller, and all ETFs have limited redemption features. Pursuant to certain exemptive relief granted by the SEC, the Fund's investments in certain ETFs may exceed certain of the limits described above.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Funds, including the money market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest.

iShares. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Private Placement and Other Restricted Securities

Private placement securities are not registered under the 1933 Act. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. However, private placement and other "restricted" securities typically cannot be resold without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A (a "Rule 144A Security")), and may not be readily marketable.

Private placement and other restricted securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Investing in private placement and other restricted securities is subject to certain additional risks. They may be considered illiquid securities as they typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value due to the absence of an active trading market. Delay or difficulty in selling such securities may result in a loss to a Fund. Restricted securities, including Rule 144A Securities, that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer). The adviser will apply a similar process to evaluating the liquidity characteristics of other restricted securities. There can be no assurance that a restricted security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by a Fund.

Repurchase Agreements

Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. Repurchase agreements generally are subject to counterparty risk. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the underlying securities may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, and other illiquid securities. A Fund will only enter into repurchase agreements with broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the Fund's adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

A reverse repurchase agreement is an agreement under which a Fund sells a portfolio security and agrees to repurchase it at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until a Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that a Fund owns the securities, which are placed in a segregated account until the transaction is closed out, or has the right to obtain securities equivalent in kind and amount to the securities sold short. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

Short sales by a Fund that are not made "against the box" are limited to transactions in futures and options. Such transactions create opportunities to increase a Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the futures or options sold short without the need to invest the full purchase price of the futures or options on the date of the short sale, a Fund's NAV per share will tend to increase more when the futures or options it has sold short decrease in value, and to decrease more when the futures or options it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of futures or options sold short may continuously increase, although a Fund may mitigate such losses by replacing the futures or options sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing futures or options to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a Fund makes a short sale "against the box," a Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.

In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the futures or options sold short not "against the box" will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of futures or options not "against the box" or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

Unrated Investments

A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Funds. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's, Fitch, and S&P are more fully described in the Appendix to this SAI.

Warrants

Warrants are instruments, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

General

The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of, as of March 1, 2011, 149 series comprising the Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the "Fund Complex" or the "Trusts"). The business address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 75.

Information for Trustees, all of whom are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears below. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

Name and Year of Birth	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES[2]
Peter G. Gordon (Born 1942)	Trustee, since 1998, Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009

Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.

CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008

Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, a certified public accountant and a certified managerial accountant.

Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010

Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.

Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009

James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.

Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006

International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton's Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.

Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996

President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Currently serves on the Investment Company Institute's Board of Governors and Executive Committee as well the Independent Director's Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996

Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.

Asset Allocation Trust
1	Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
2	On July 9, 2010, Mr. Michael S. Scofield and Mr. Leroy Keith, Jr., former Trustees of the Evergreen funds, joined the Board of Trustees of the Trust. Mr. Scofield and Mr. Keith each served as Trustees of the Evergreen fund family for over 25 years.

Name and Year of Birth	Position Held with Registrant/Length of Service	Principal Occupation(s) During Past 5 Years
OFFICERS
Karla M. Rabusch (Born 1959)	President, since 2003

Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

David Berardi (Born 1975)	Assistant Treasurer, since 2009

Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007

Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

Kasey Phillips (Born 1970)	Treasurer, since 2009

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

The Trust's Declaration of Trust does not set forth any specific qualifications to serve as a Trustee other than that no person shall stand for initial election or appointment as a Trustee if such person has already reached the age of 72. The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering Trustee candidates and a process for evaluating potential conflicts of interest, which identifies certain disqualifying conflicts. None of the current Trustees is an "interested person" of the Trust as that term is defined in the 1940 Act.
Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Funds Management, sub-advisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform his or her duties effectively has been attained through the Trustee's business, consulting, public service and/or academic positions and through experience from service as a board member of the Trust and the other Trusts in the Fund Complex (and/or in other capacities, including for any predecessor funds), public companies, or non-profit entities or other organizations as set forth below. Each Trustee's ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.
Peter G. Gordon. Mr. Gordon has been a Trustee since 1998, Chairman of the Board of Trustees since 2005, the Lead Independent Trustee from 2001 through 2005, and Chairman of the Governance Committee since 2005, with respect to all of the Trusts in the Fund Complex. In addition, he has over 30 years of executive and business experience as the co-founder, Chairman, President and CEO of Crystal Geyser Water Company.
Isaiah Harris, Jr. Mr. Harris has served as a Trustee of the Trusts in the Fund Complex since 2009 and was an Advisory Board Member from 2008 to 2009. He has been the Chairman of the Board of CIGNA Corporation since 2009, and has been a director of CIGNA Corporation since 2005. He also has been a director of Deluxe Corporation since 2003. As a director of these and other public companies, he has served on board committees, including Governance, Audit and Compensation Committees. Mr. Harris served in senior executive positions, including as president, chief executive officer, vice president of finance and/or chief financial officer, of operating companies for approximately 20 years.
Judith M. Johnson. Ms. Johnson has served as a Trustee of the Trusts in the Fund Complex since 2008 and as Chair of the Audit Committee since 2009. She served as the Chief Executive Officer and Chief Investment Officer of the Minneapolis Employees Retirement Fund for twelve years until her retirement in 2008. Ms. Johnson is a licensed attorney, as well as a certified public accountant and a certified managerial accountant. Ms. Johnson has been determined by the Board to be an audit committee financial expert as such term is defined in the applicable rules of the SEC.
Leroy Keith, Jr. Mr. Keith has served as a Trustee of the Trusts in the Fund Complex since 2010. He previously served as a Trustee of the Evergreen fund complex since 1983. He is a Trustee of the Virtus fund complex, Former Managing Director of Almanac Capital Management, Director of Diversapack Co., Former Partner of Stonington Partners, Inc. and Former Director of Obagi Medical Products, Inc. He is also Chairman of Bloc Global Services, a development and constructions firm.
David F. Larcker. Mr. Larcker has served as a Trustee of the Trusts in the Fund Complex since 2009 and was an Advisory Board Member from 2008 to 2009. Mr. Larcker is the James Irvin Miller Professor of Accounting at the Graduate School of Business of Stanford University. He is also the Director of the Corporate Governance Research Program and Co-director of The Rock Center for Corporate Governance at Stanford University. He has been a professor of accounting for over 30 years. He has written numerous articles on a range of topics, including managerial accounting, financial statement analysis and corporate governance.
Olivia S. Mitchell. Ms. Mitchell has served as a Trustee of the Trusts in the Fund Complex since 2006. Ms. Mitchell is Department Chair and Professor, Department of Insurance and Risk Management, and International Foundation of Employee Benefit Plans Professor at the Wharton School of the University of Pennsylvania. She also serves in senior positions with academic and policy organizations that conduct research on pensions, retirement, insurance and related topics, including as Executive Director of the Pension Research Council and Director of the Boettner Center on Pensions and Retirement Research, both of the University of Pennsylvania. She has been a professor of economics, insurance and risk management for over 30 years. She has written numerous articles and books on a range of topics, including retirement risk management, private and social insurance, and health and retirement analysis and policy.
Timothy J. Penny. Mr. Penny has been a Trustee of the Trusts in the Fund Complex and their predecessor funds since 1996. He has been President and CEO of Southern Minnesota Initiative Foundation since 2007 and a Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. He also serves as a member of the board of another non-profit organization. Mr. Penny was a member of the U.S. House of Representatives for 12 years representing Southeastern Minnesota's First Congressional District.
Michael S. Scofield. Mr. Scofield has served as a Trustee of the Trusts in the Fund Complex since 2010. He currently serves on the Investment Company Institute's Board of Governors and Executive Committee. Mr. Scofield previously served as a Trustee of the Evergreen fund complex since 1984, where he served as Chairman of the Board. He also served as a member and former chairman of the Independent Directors Counsel, an organization dedicated to serving the independent investment company director community, and other leadership positions in the investment company industry. He previously worked as an attorney with the Law Offices of Michael S. Scofield. He was formerly Director and Chairman of Branded Media Corporation, a multi-media branding company.
Donald C. Willeke. Mr. Willeke has been a Trustee of the Trusts in the Fund Complex and their predecessor funds since 1996. Previously, he served on the board of trustees of another registered investment company. He is an attorney in private practice and has served as General Counsel of the Minneapolis Employees Retirement Fund for more than 25 years.

Board of Trustees - Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Trust and the Funds rests with the Board of Trustees. The Board has engaged Funds Management to manage the Funds on a day-to day basis. The Board is responsible for overseeing Funds Management and other service providers in the operation of the Trust in accordance with the provisions of the 1940 Act, applicable provisions of Delaware law, other applicable laws and the Fund's charter. The Board is currently composed of nine members, each of whom is an Independent Trustee. The Board currently conducts regular meetings five times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman's role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. In order to assist the Chairman in maintaining effective communications with the other Trustees and Funds Management, the Board has appointed a Chair Liaison to work with the Chairman to coordinate Trustee communications and to assure timely responses to Trustee inquiries, board governance and fiduciary matters. The Chair Liaison serves for a one-year term, which may be extended with the approval of the Board. Except for any duties specified herein or pursuant to the Trust's charter document, the designation of Chairman or Chair Liaison does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.
The Board also has established a Governance Committee and an Audit Committee to assist the Board in the oversight and direction of the business and affairs of the Trust, and from to time may establish informal working groups to review and address the policies and practices of the Trust with respect to certain specified matters. Additionally, the Board has established investment teams to review in detail the performance of each of the Funds, in light of each Fund's investment objectives and strategies, to meet with portfolio managers, and to report back to the full Board. The Board occasionally engages independent consultants to assist it in evaluating initiatives or proposals. The Board believes that the Board's current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
The Funds and Trusts are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Funds Management, the subadvisers and other service providers (depending on the nature of the risk), who carry out the Funds' investment management and business affairs. Each of Funds Management, the sub-advisers and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.
Risk oversight forms part of the Board's general oversight of the Funds and Trusts and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Trusts, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Funds Management, subadvisers, the Chief Compliance Officer of the Funds, the independent registered public accounting firm for the Funds, and internal auditors for Funds Management or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board, with the assistance of its investment teams, reviews investment policies and risks in connection with its review of the Funds' performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds' compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. In addition, as part of the Board's periodic review of the Funds' advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a management valuation team comprised of officers of Funds Management, has approved and periodically reviews valuation policies applicable to valuing the Fund shares and has established a valuation committee of Trustees. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees.

As noted above, the Board has established a standing Governance Committee, a standing Audit Committee and a standing Valuation Committee to assist the Board in the oversight and direction of the business and affairs of the Trust. Each such Committee operates pursuant to a charter approved by the Board and is chaired by an Independent Trustee. Each Independent Trustee is a member of the Trust's Governance Committee, Audit Committee and Valuation Committee.

(1) Governance Committee. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. The Governance Committee meets only as necessary and met two times during the Fund's most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

The Governance Committee has adopted procedures by which a shareholder may properly submit a nominee recommendation for the Committee's consideration, which are set forth in the Trusts' Governance Committee Charter. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust. The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five calendar days nor more than seventy-five calendar days prior to the date of the Governance Committee meeting at which the nominee would be considered. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address, and nationality of the person recommended by the shareholder (the "candidate"), (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the 1940 Act) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Governance Committee may require the candidate to interview in person or furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board.

The Governance Committee may from time-to-time propose nominations of one or more individuals to serve as members of an "advisory board," as such term is defined in Section 2(a)(1) of the 1940 Act ("Advisory Trustees"). An individual may be eligible to serve as an Advisory Trustee only if that individual meets the requirements to be a "non-interested" Trustee under the 1940 Act and does not otherwise serve the Trust in any other capacity. Any Advisory Trustee shall serve at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board. An Advisory Trustee may be nominated and elected as a Trustee, at which time he or she shall cease to be an Advisory Trustee. Advisory Trustees shall perform solely advisory functions. Unless otherwise specified by the Committee or the Board, Advisory Trustees are invited to attend meetings of the Board and all committees of the Board. Advisory Trustees shall participate in meeting discussions but do not have a vote upon any matter presented to the Board or any committee of the Board, nor do they have any power or authority to act on behalf of or to bind the Board, any committee of the Board or the Trust. Advisory Trustees shall not have any responsibilities or be subject to any liabilities imposed upon Trustees by law or otherwise. Advisory Trustees shall be entitled, to the maximum extent permitted by law, to be indemnified by the Trust and shall be covered by any liability insurance coverage that extends to Trustees and officers of the Trust. Advisory Trustees shall be paid the same meeting fees payable to Trustees and shall have their expenses reimbursed in accordance with existing Board expense reimbursement policies. Advisory Trustees shall not receive any retainer fees.

(2) Audit Committee. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Fund's most recently completed fiscal year. Judith M. Johnson serves as the chairperson of the Audit Committee.

(3) Valuation Committee. The Board has delegated to the Valuation Committee the authority to take any necessary or appropriate action and address any issues regarding the valuation of Fund portfolio securities under the Trust's valuation procedures, including determining the fair value of securities between Board regularly scheduled meetings in instances where that determination has not otherwise been delegated to the valuation team ("Management Valuation Team") of Funds Management. The Board considers for ratification at each quarterly meeting any valuation actions taken by the Valuation Committee or the Management Valuation Team during the previous quarter that require ratification. Any one member of the Valuation Committee may constitute a quorum for a meeting of the committee. The Valuation Committee did not meet during the Fund's most recently completed fiscal year.

Compensation. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's Officers are not compensated by the Trust for their services. For the fiscal year ending September 30, 2010, the Trustees received the following compensation:

Trustee Compensation
Trustee	Compensation From Each Fund	Total Compensation from the Fund Complex[1]
Peter G. Gordon	$1,648	$255,500
Isaiah Harris, Jr.	$1,390	$215,500
Judith M. Johnson	$1,519	$235,500
Leroy Keith, Jr.[2]	$294	$45,522
David F. Larcker	$1,381	$214,000
Olivia S. Mitchell	$1,390	$215,500
Timothy J. Penny	$1,410	$218,500
Michael S. Scofield[2]	$294	$45,522
Donald C. Willeke	$1,390	$215,500
1	As of September 30, 2010, there were 155 series in the Fund Complex.
2	Messrs. Scofield and Keith joined the Board of Trustees of the Trust on July 9, 2010.

Beneficial Equity Ownership Information. As of the calendar year ended December 31, 2010, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of the Funds' equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001- $50,000; $50,001-$100,000; and over $100,000.

Independent Trustees Calendar Year Ended December 31, 2010
Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Equity Securities of Fund Complex[1]
Peter G. Gordon	Discovery Fund	$1 - $10,000	Over $100,000
	Enterprise Fund	$1 - $10,000
	Emerging Growth Fund	$0
	Equity Value Fund	$0
	Opportunity Fund	$0
Isaiah Harris, Jr.	Discovery Fund	$0	Over $100,000
	Enterprise Fund	$0
	Emerging Growth Fund	$0
	Equity Value Fund	$0
	Opportunity Fund	$0
Judith M. Johnson	Discovery Fund	$0	Over $100,000
	Enterprise Fund	$0
	Emerging Growth Fund	$0
	Equity Value Fund	$0
	Opportunity Fund	$0
Leroy Keith, Jr.	Discovery Fund	$0	Over $100,000
	Enterprise Fund	$0
	Emerging Growth Fund	$0
	Equity Value Fund	$0
	Opportunity Fund	$0
David F. Larcker	Discovery Fund	$0	Over $100,000
	Enterprise Fund	$0
	Emerging Growth Fund	$0
	Equity Value Fund	$0
	Opportunity Fund	$0
Olivia S. Mitchell	Discovery Fund	$0	Over $100,000
	Enterprise Fund	$0
	Emerging Growth Fund	$0
	Equity Value Fund	$0
	Opportunity Fund	$0
Timothy J. Penny	Discovery Fund	$0	Over $100,000
	Enterprise Fund	$0
	Emerging Growth Fund	$0
	Equity Value Fund	$0
	Opportunity Fund	$0
Michael S. Scofield	Discovery Fund	$0	Over $100,000
	Enterprise Fund	$0
	Emerging Growth Fund	$0
	Equity Value Fund	$0
	Opportunity Fund	$0
Donald C. Willeke	Discovery Fund	$0	Over $100,000
	Enterprise Fund	$0
	Emerging Growth Fund	$0
	Equity Value Fund	$0
	Opportunity Fund	$0
1	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 152 funds) as of December 31, 2010.

Ownership of Securities of Certain Entities. As of the calendar year ended December 31, 2010, none of the Independent Trustees and/or their immediate family members owned securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser

Wells Fargo Funds Management, LLC ("Funds Management"), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

Affiliated Advisory Programs. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.

As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

Fund	Breakpoint	Fee
Wells Fargo Advantage Opportunity Fund	First $500 million	0.700%
	Next $500 million	0.675%
	Next $1 billion	0.650%
	Next $2 billion	0.625%
	Over $4 billion	0.600%
Wells Fargo Advantage Enterprise Fund	First $500 million	0.700%
	Next $500 million	0.675%
	Next $1 billion	0.650%
	Next $2 billion	0.625%
	Over $4 billion	0.600%
Wells Fargo Advantage Discovery Fund	First $500 million	0.750%
	Next $500 million	0.700%
	Next $1 billion	0.650%
	Next $2 billion	0.625%
	Over $4 billion	0.600%

The Wells Fargo Advantage Emerging Growth Fund and the Wells Fargo Advantage Equity Value Fund operate under an advisory arrangement where they invest in a single corresponding master portfolio of Master Trust and have "dormant" advisory arrangements at the gateway level.

As described  above, the Wells Fargo Advantage Emerging Growth Fund and the Wells Fargo Advantage Equity Value Fund each invest 100% of their assets in a single respective master portfolio of Master Trust. Because these gateway feeder Funds invest all of their assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder Fund level. However, in order to preserve flexibility to allow the gateway feeder Funds to invest in more than one master portfolio of Master Trust, each gateway feeder Fund has a "dormant" advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees from a gateway feeder Fund as long as the gateway feeder Fund continues to invest all (or substantially all) of its assets in a single master portfolio of Master Trust. If a gateway feeder Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios (a gateway blended Fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including a determination of the asset allocation of the Fund's investment in various master portfolios. If, in reliance upon current published "no-action" interpretative positions of the staff of the SEC, a gateway feeder Fund redeems all or a portion of its assets from any master portfolio and invests those assets directly in a portfolio of securities, Funds Management expects that it would be entitled to receive the advisory rate (pass-through advisory fee) listed below which mirrors the current advisory fee charged by Funds Management to the Master Trust portfolio in which the gateway feeder Fund invests for the management of those assets.

Gateway Feeder Fund	Active Advisory Fees	Dormant Asset Allocation Fees[1]	Annual Rate[2] (as a percentage of net assets)
Emerging Growth	0.00%	0.25%	First $500 million	0.800%
			Next $500 million	0.775%
			Next $1 billion	0.750%
			Next $1 billion	0.725%
			Over $3 billion	0.700%

Equity Value	0.00%	0.25%	First $500 million	0.650%
			Next $500 million	0.625%
			Next $1 billion	0.600%
			Next $2 billion	0.575%
			Over $4 billion	0.550%

1	Represents the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a gateway blended Fund.
2	Represents the advisory fee payable to Funds Management as Adviser to the portfolio(s) of Master Trust in which the Fund invests. Funds Management expects that this would be the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a stand-alone Fund.

Advisory Fees Paid. Below are the aggregate advisory fees paid by the Funds and the aggregate advisory fees waived by the investment adviser for the last three fiscal years.

Advisory Fees Paid
Fund/Fiscal Year or Period	Advisory Fees Paid	Advisory Fees Waived
September 30, 2010
Wells Fargo Advantage Discovery Fund[1]	$2,714,849	$224,420
Wells Fargo Advantage Enterprise Fund[1]	$1,640,810	$100,026
Wells Fargo Advantage Emerging Growth Fund	$0	$0
Wells Fargo Advantage Equity Value Fund	$0	$0
Wells Fargo Advantage Opportunity Fund[1]	$7,442,629	$705,071
September 30, 2009
Wells Fargo Advantage Discovery Fund[2]	$1,836,976	$355,489
Wells Fargo Advantage Enterprise Fund[2]	$1,488,423	$191,576
Wells Fargo Advantage Emerging Growth Fund	$0	$0
Wells Fargo Advantage Equity Value Fund	$0	$0
Wells Fargo Advantage Opportunity Fund[2]	$6,129,025	$1,092,115
September 30, 2008
Wells Fargo Advantage Discovery Fund[3]	$2,333,876	$577,448
Wells Fargo Advantage Enterprise Fund[3]	$2,162,325	$224,947
Wells Fargo Advantage Emerging Growth Fund	$0	$0
Wells Fargo Advantage Equity Value Fund	$0	$0
Wells Fargo Advantage Opportunity Fund[3]	$8,886,017	$2,097,722
1	For the eleven months ended September 30, 2010. Effective September 30, 2010, Discovery Fund, Enterprise Fund and Opportunity Fund changed their fiscal year end from October 31 to September 30.
2	For the year ended October 31, 2009.
3	For the year ended October 31, 2008.

General. Each Fund's Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers

Funds Management has engaged Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, to serve as investment sub-adviser to the Wells Fargo Advantage Discovery Fund, the Wells Fargo Advantage Enterprise Fund, the Wells Fargo Advantage Opportunity Fund and the master portfolio of Master Trust in which the Wells Fargo Advantage Emerging Growth Fund invests. Funds Management has engaged Systematic Financial Management, L.P. ("Systematic") to serve as sub-adviser to the master portfolio of Master Trust in which the Wells Fargo Advantage Equity Value Fund invests. The Funds and their sub-advisers are listed in the charts below (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). The sub-advisory services provided to the master portfolio(s) are described as being provided at the gateway fund level. Subject to the direction of the Trust's and Master Trust's Boards and the overall supervision and control of Funds Management, the Trust and Master Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Trust's and Master Trust's Boards and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to an affiliated Sub-Adviser.

For providing investment sub-advisory services to the Wells Fargo Advantage Opportunity Fund, the Wells Fargo Advantage Enterprise Fund and the Wells Fargo Advantage Discovery Fund, Wells Capital is entitled to receive monthly fees at the annual rates indicated below, which are stated as a percentage of the Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Fund. If a sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

Currently, because the Wells Fargo Advantage Emerging Growth Fund and the Wells Fargo Advantage Equity Value Fund invest all of their assets in a single portfolio, no investment sub-advisory services are provided at the gateway feeder Fund level, and, accordingly, a sub-adviser receives no sub-advisory fee. If, in reliance upon current published "no-action" interpretative positions of the staff of the SEC, a gateway feeder Fund redeems its assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would be entitled to receive a sub-advisory fee at the same rate the sub-adviser received from the master portfolio for investing the portion of the gateway feeder Fund's assets formerly invested in the master portfolio. The sub-adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services. In that event, it is expected that the sub-advisory fees that would be charged to the Wells Fargo Advantage Emerging Growth Fund and the Wells Fargo Advantage Equity Value Fund would be identical to the sub-advisory fees currently charged to the master portfolios in which the Wells Fargo Advantage Emerging Growth Fund the Wells Fargo Advantage Equity Value Fund invest, which are listed in the chart below.

Fund	Breakpoint	Fee
Wells Fargo Advantage Opportunity Fund	First $100 million	0.450%
	Next $100 million	0.400%
	Over $200 million	0.300%
Wells Fargo Advantage Enterprise Fund	First $100 million	0.450%
	Next $100 million	0.400%
	Over $200 million	0.300%
Wells Fargo Advantage Discovery Fund	First $100 million	0.450%
	Next $100 million	0.400%
	Over $200 million	0.350%
Wells Fargo Advantage Emerging Growth Portfolio	First $100 million	0.550%
	Next $100 million	0.500%
	Over $200 million	0.400%

Fund	Breakpoint	Fee
Wells Fargo Advantage Equity Value Portfolio	First $150 million	0.300%
	Next $200 million	0.200%
	Next $400 million	0.150%
	Next $250 million	0.130%
	Over $1 billion	0.100%

Portfolio Managers

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of September 30, 2010, the most recent fiscal year end for the Funds managed by the portfolio managers listed below (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Funds on a day-to-day basis as follows. Reference to management of the Wells Fargo Advantage Emerging Growth Fund and the Wells Fargo Advantage Equity Value Fund is meant to refer to management of the corresponding master portfolio in which the Fund invests, and not to management of the Fund itself.

Fund	Master Portfolio (if applicable) / Sub-Adviser	Portfolio Managers
Discovery	Wells Capital Management	Thomas J. Pence, CFA Michael T. Smith, CFA
Enterprise	Wells Capital Management	Thomas J. Pence, CFA Michael T. Smith, CFA
Emerging Growth	Emerging Growth Portfolio / Wells Capital Management	Joseph M. Eberhardy, CFA Thomas C. Ognar, CFA Bruce C. Olson, CFA
Equity Value	Equity Value Portfolio / Systematic	D. Kevin McCreesh, CFA Ronald M. Mushock, CFA
Opportunity	Wells Capital Management	Ann M. Miletti Thomas D. Wooden, CFA

Management of Other Accounts. The following table(s) indicate the type of, number of, and total assets in accounts managed by the Portfolio Managers. The following table also indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts. Personal brokerage accounts of portfolio managers and their families are not reflected.

Systematic

D. Kevin McCreesh, CFA	Registered Investment Companies
	Number of Accounts	4
	Total Assets Managed	$579 million
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	4
	Total Assets Managed	$144 million
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	145
	Total Assets Managed	$2,854 million
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$270 million

Ronald M. Mushock, CFA	Registered Investment Companies
	Number of Accounts	6
	Total Assets Managed	$748 million
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	1,037
	Total Assets Managed	$2.394 billion
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Wells Capital Management

Portfolio Manager[1]
Ann M. Miletti	Registered Investment Companies
	Number of Accounts	1
	Total Assets Managed	$157.27M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	12
	Total Assets Managed	$620.8M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Thomas J. Pence, CFA	Registered Investment Companies
	Number of Accounts	14
	Total Assets Managed	$4.969B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles Managed
	Number of Accounts	2
	Total Assets Managed	$33M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	168
	Total Assets Managed	$6.467B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Michael T. Smith, CFA	Registered Investment Companies
	Number of Accounts	6
	Total Assets Managed	$3.735B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	1
	Total Assets Managed	$7M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	69
	Total Assets Managed	$2.851B
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$51M

Thomas D. Wooden, CFA[2]	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Peformance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

1	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.
2	Mr. Wooden became portfolio manager of the Opportunity Fund on May 1, 2011. The information presented in this table is as of September 30, 2010, at which time he was not a manager of the Opportunity Fund.

Joseph M. Eberhardy, CFA, CPA	Registered Investment Companies
	Number of Accounts	3
	Total Assets Managed	$3.112 billion
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	1
	Total Assets Managed	$7 million
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	26
	Total Assets Managed	$737 million
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$299 million

Thomas C. Ognar, CFA	Registered Investment Companies
	Number of Accounts	3
	Total Assets Managed	$3.112 billion
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	1
	Total Assets Managed	$7 million
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	44
	Total Assets Managed	$737 million
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$299 million

Bruce C. Olson, CFA	Registered Investment Companies
	Number of Accounts	3
	Total Assets Managed	$3.112 billion
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	1
	Total Assets Managed	$7 million
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	20
	Total Assets Managed	$737 million
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$299 million

Material Conflicts of Interest. The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Systematic. Systematic is an affiliated firm of Affiliated Managers Group (AMG). Systematic operates independently as a separate, autonomous affiliate of AMG, which has equity investments in a group of investment management firms including Systematic, and as a result, Systematic does not have information on other AMG affiliates in this regard. The AMG affiliates do not formulate advice for Systematic's clients and do not, in the firm's view, present any potential conflict of interest with Systematic's clients.

At Systematic, portfolio managers oversee the investment of various types of accounts in the same strategy such as mutual funds, pooled investment vehicle and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy taking into consideration client restrictions, instructions and individual client needs. A portfolio manager may manage an account whose fees may be higher or lower than the basic fee schedule to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades.

During the normal course of managing assets for multiple clients of varying types and asset levels, Systematic will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not impacted negatively by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies including, but not limited to, its Code of Ethics, which addresses personal securities trading, Proxy Voting Policy and Trade Error Policy designed to prevent and detect conflicts when they occur.

Moreover, in order to reduce the possibility of an actual or apparent conflict of interest, Systematic's employees should not accept inappropriate gifts, gratuities, entertainment, special accommodations, or other things of material value that could influence their decision-making or suggest that they are beholden to any particular person or firm. Similarly, the firm's employees should not offer gifts, favors, entertainment or other things of value that could be viewed as overly generous or aimed at influencing decision-making. Gift and entertainment policies and procedures must be followed to help avoid any issues. Also, business and compliance associates monitor such activity.

In addition, employees may not serve on the board of directors or as an officer of any private or publicly traded company unless approved by the Chief Compliance Officer and by Systematic's Management Committee. In each case, a determination will be made based on consideration of whether the service poses a conflict with the interests of Systematic's clients or business relationships.

Furthermore, employees may not render investment advisory services to any person or entity not a client of Systematic, or a member of (or trust or other arrangement for the benefit of) the family of, or a close personal friend of, the employee without first obtaining the permission of a Designated Officer.
 Systematic reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients.

Wells Capital Management. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation. The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Systematic Compensation. The Portfolio Managers are limited partners of Systematic. As limited partners, their compensation consists of a combination of a fixed base salary, and a share of Systematic's profits based upon each Partner's respective individual ownership position in Systematic. Total compensation is influenced by Systematic's overall profitability and therefore is based in part on the aggregate performance of all of Systematic's portfolios, including the Funds. The Partners are provided with a benefits package, including health insurance, and participation in a company 401(k) plan, comparable to that received by other Systematic employees. The Portfolio Managers are not compensated based solely on the performance of, or the value of assets held in, the Fund or any other individual portfolio managed by Systematic.

Wells Capital Management Compensation. The compensation structure for Wells Capital Management's Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the Performance" sections of the Prospectuses.

Beneficial Ownership in the Funds. The following table shows for each Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

$0;
 $1 - $10,000;
 $10,001 - $50,000;
 $50,001 - $100,000;
 $100,001 - $500,000;
 $500,001 - $1,000,000; and
 over $1,000,000.

Portfolio Manager Fund Holdings
Portfolio Manager	Fund	Dollar Range of Holdings in Fund
Systematic
D. Kevin McCreesh, CFA	Equity Value	$0
Ronald M. Mushock, CFA	Equity Value	$0
Wells Capital Management
Ann M. Miletti	Opportunity Fund	Over $1,000,000
Thomas D. Wooden, CFA	Opportunity Fund	$100,001 - $500,000
Thomas J. Pence, CFA	Discovery Fund	$50,001 - $100,000
	Enterprise Fund	$0
Michael T. Smith, CFA	Discovery Fund	$0
	Enterprise Fund	$0
Joseph M. Eberhardy, CFA	Emerging Growth	$10,001- $50,000
Thomas C. Ognar, CFA	Emerging Growth	$100,001- $500,000
Bruce C. Olson, CFA	Emerging Growth	$10,001- $50,000

Administrator

The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:

	Fund-Level Administrator Fee		Class-Level Administrator Fee	Total Administrator Fee
Share Class	Average Daily Net Assets	% of Average Daily Net Assets	% of Average Daily Net Assets	Average Daily Net Assets	% of Average Daily Net Assets
Class A, Class B, Class C, and Class R	First $5 billion Next $5 billion Over $10 billion	0.05% 0.04% 0.03%	0.26%	First $5 billion Next $5 billion Over $10 billion	0.31% 0.30% 0.29%
Administrator Class	First $5 billion Next $5 billion Over $10 billion	0.05% 0.04% 0.03%	0.10%	First $5 billion Next $5 billion Over $10 billion	0.15% 0.14% 0.13%
Institutional Class	First $5 billion Next $5 billion Over $10 billion	0.05% 0.04% 0.03%	0.08%	First $5 billion Next $5 billion Over $10 billion	0.13% 0.12% 0.11%
Investor Class	First $5 billion Next $5 billion Over $10 billion	0.05% 0.04% 0.03%	0.33%	First $5 billion Next $5 billion Over $10 billion	0.38% 0.37% 0.36%

Administrative Fees Paid. For the fiscal year ends shown in the table below, the Fund(s) listed paid the administrative fees indicated.

Administrative Service Fees Paid
Fund/Fiscal Year or Period	Administrative Service Fees Paid	Administrative Service Fees Waived
September 30, 2010
Wells Fargo Advantage Discovery Fund[1]	$1,110,254	$0
Wells Fargo Advantage Enterprise Fund[1]	$652,876	$0
Wells Fargo Advantage Emerging Growth Fund	$0	$14,132
Wells Fargo Advantage Equity Value Fund	$29,323	$296,230
Wells Fargo Advantage Opportunity Fund[1]	$4,455,268	$0
September 30, 2009
Wells Fargo Advantage Discovery Fund[2]	$910,606	$0
Wells Fargo Advantage Enterprise Fund[2]	$615,444	$0
Wells Fargo Advantage Emerging Growth Fund	$0	$11,474
Wells Fargo Advantage Equity Value Fund	$0	$302,146
Wells Fargo Advantage Opportunity Fund[2]	$4,035,704	$0
September 30, 2008
Wells Fargo Advantage Discovery Fund[3]	$1,415,793	$0
Wells Fargo Advantage Enterprise Fund[3]	$1,013,111	$0
Wells Fargo Advantage Emerging Growth Fund	$0	$22,979
Wells Fargo Advantage Equity Value Fund	$0	$333,526
Wells Fargo Advantage Opportunity Fund[3]	$6,879,282	$0
1	For the eleven months ended September 30, 2010. Effective September 30, 2010, Discovery Fund, Enterprise Fund and Opportunity Fund changed their fiscal year end from October 31 to September 30.
2	For the year ended October 31, 2009.
3	For the year ended October 31, 2008.

DISTRIBUTION FEES

Distributor

Wells Fargo Funds Distributor, LLC ("Funds Distributor"), an affiliate of Funds Management located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.

The Funds that offer Class B, Class C and Class R shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of these Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses. Class R shares of these Funds pay the Distributor, on a monthly basis, an annual fee of 0.25% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses. Class B shares are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges and at the closing of a reorganization). The Distributor may use the fees payable under the Plan to make payments to selling or servicing agents for past sales and distribution efforts, as well as for the provision of ongoing services to shareholders.

The actual fee payable to the Distributor by these Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA") under the Conduct Rules. The Distributor's distribution-related revenues from the Plan may be more or less than distribution-related expenses incurred during the period. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

For the fiscal year ended September 30, 2010, each Fund paid the Distributor the following fees for distribution-related services. The Distributor did not receive any fees for advertising, printing, mailing or prospectus services.

Distribution Fees - Fiscal Year Ended September 30, 2010
Fund	Total	Compensation to Underwriters	Compensation to Broker/Dealers	Other
Discovery Fund[1]
Class C	$18,976	$7,917	$11,059	$0
Enterprise Fund[1]
Class C	$1,443	$463	$980	$0
Emerging Growth Fund
Class C	$158	$158	$0	$0
Equity Value Fund
Class B	$4,521	$0	$0	$4,521
Class C	$4,844	$898	$3,946	$0
Opportunity Fund[1]
Class C	$1,537	$1,142	$395	$0
1	For the eleven months ended September 30, 2010. Effective September 30, 2010, Discovery Fund, Enterprise Fund and Opportunity Fund changed their fiscal year end from October 31 to September 30.

Distribution Fees - Fiscal Year Ended October 31, 2009
Fund	Total	Compensation to Underwriters	Compensation to Broker/Dealers	Other
Discovery Fund
Class C	$10,890	$5,608	$5,282	$0
Enterprise Fund
Class C	$1,401	$593	$808	$0
Opportunity Fund
Class C	$238	$162	$76	$0

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent

The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Administrator Class, Class R and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules enforced by FINRA.

General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian and Fund Accountant

State Street Bank and Trust Company ("State Street"), located at State Street Financial Center, One Lincoln Street Boston, Massachusetts 02111, acts as Custodian and fund accountant for the Funds. As Custodian, State Street, among other things, maintains a custody account or accounts in the name of each Fund, handles the receipt and delivery of securities, selects and monitors foreign sub custodians as the Fund's global custody manager, determines income and collects interest on each Fund's investments and maintains certain books and records. As fund accountant, State Street is responsible for calculating each Fund's daily net asset value per share and for maintaining its portfolio and general accounting records. For its services, State Street is entitled to receive certain transaction fees, asset-based fees and out-of-pocket costs, except that for the Funds custody charges are assessed at the master portfolio level only.

Transfer and Distribution Disbursing Agent

Boston Financial Data Services, Inc. ("BFDS"), located at Two Thousand Crown Colony Drive, Quincy, Massachusetts 02169, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.

For the fiscal periods listed below, the aggregate amounts of underwriting commissions paid to and retained by the Distributor are as follows:

Underwriting Commissions
Fund/Fiscal Year or Period	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
September 30, 2010
Discovery Fund[1]	$634	$634
Enterprise Fund[1]	$87	$87
Emerging Growth Fund	$0	$0
Equity Value Fund	$624	$0
Opportunity Fund[1]	$0	$0
September 30, 2009
Discovery Fund[2]	$1,116	$1,116
Enterprise Fund[2]	$0	$0
Emerging Growth Fund	$0	$0
Equity Value Fund	$2,768	$659
Opportunity Fund[2]	$0	$0
September 30, 2008
Discovery Fund[3]	$466	$466
Enterprise Fund[3]	$0	$0
Emerging Growth Fund	$0	$0
Equity Value Fund	$7,526	$2,090
Opportunity Fund[3]	$0	$0
October 31, 2007
Discovery Fund	$0	$0
Enterprise Fund	$0	$0
Opportunity Fund	$0	$0
1	For the eleven months ended September 30, 2010. Effective September 30, 2010, Discovery Fund, Enterprise Fund and Opportunity Fund changed their fiscal year end from October 31 to September 30.
2	For the year ended October 31, 2009.
3	For the year ended October 31, 2008.

Code of Ethics

The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of each Fund's shares.

Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

For a Fund that invests directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security's value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security's valuation may differ depending on the method used to determine its value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day a Fund is open for business. Generally, each Fund is open for business each day the New York Stock Exchange is open for trading (a "Business Day"). The New York Stock Exchange is currently closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectuses.
The Dealer Reallowance for Purchases of Class A Shares is as Follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.00%
$100,000 - $249,999	3.75%	3.90%	3.00%
$250,000 - $499,999	2.75%	2.83%	2.25%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	0.00%
1	We will assess Class A purchases of $1,000,000 or more a 1.00% contingent deferred sales charge ("CDSC") if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Computation Of Class A Offering Price. Class A shares are sold at their NAV plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund's Class A shares as of its most recent fiscal year end.

Computation of Class A Offering Price
Fund	Net Asset Value Per Share	Sales Charge Per Share[1]	Offering Price Per Share
Discovery Fund	$20.71	5.75%	$21.97
Enterprise Fund	$30.21	5.75%	$32.05
Emerging Growth Fund	$9.50	5.75%	$10.08
Equity Value Fund	$11.62	5.75%	$12.33
Opportunity Fund	$34.08	5.75%	$36.16
1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account Holders Via the Internet. All shareholders with an existing Wells Fargo Advantage Funds account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at wellsfargo.com/advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Extraordinary Circumstances Affecting Redemptions. Under the extraordinary circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days for each Fund. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

Waiver of Minimum Initial Investment Amount for Investor Class Shares for Eligible Investors. An eligible investor (as defined below) may purchase Investor Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include: Current and retired employees, directors/trustees and officers of: (i) Wells Fargo Advantage Funds (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and Family members, as defined in the prospectus, of any of the above.

Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

Reduced Sales Charges for Former Montgomery Fund Shareholders. Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

Reduced Sales Charges for Certain Former Evergreen Fund Shareholders. Certain investors in acquired funds who became investors in the Evergreen Funds and subsequently became Wells Fargo Advantage Fund shareholders in a reorganization, including former Class IS shareholders of Evergreen Strategic Value Fund and Evergreen Limited Duration Fund, former Investor Class shareholders of Undiscovered Managers Funds, former shareholders of the GMO Global Balanced Allocation Fund, the GMO Pelican Fund and America's Utility Fund, former shareholders of an Atlas Fund and shareholders of record on October 12, 1990 (and members of their immediate families) in any series of the Salem Funds in existence on that date, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV.

Reduced Sales Charges for Affiliated Funds. Any affiliated fund that invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.

Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

Investors Eligible to Acquire Class B Shares. Class B shares are closed to new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by current exchange privilege rules, except specified persons may acquire Class B shares of a Fund in connection with the closing of a reorganization and except specified persons may acquire Class B shares of a Fund in connection with the closing of a reorganization). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange, or in connection with the closing of a reorganization.

Waiver of Minimum Initial Investment Amount for Institutional Class Shares for Eligible Investors. An eligible investor (as defined below) may purchase Institutional Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount. Eligible investors include:

  Clients of sub-advisers to those Funds which offer an Institutional Class who are clients of such sub-advisers at the time of their intended purchase of such Institutional Class shares;

  Clients of Wells Capital Management who are clients of Wells Capital Management at the time of their intended purchase of Institutional Class shares; and

  Clients of Wells Fargo Institutional Retirement Trust (IRT) who are clients of IRT at the time of their intended purchase of Institutional Class shares.

Related shareholders or shareholder accounts may be aggregated in order to meet the minimum initial investment requirement for Institutional Class shares. The following are examples of relationships that may qualify for aggregation:

  Related business entities, including: (i) corporations and their subsidiaries; (ii) general and limited partners; and (iii) other business entities under common ownership or control.

  Shareholder accounts that share a common tax-id number.

  Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (i.e., a trust account or a solely owned business account).

  Former Institutional Class shareholders of an Evergreen Fund (including former Class Y shareholders of an Evergreen Fund, former SouthTrust shareholders and former Vestaur Securities Fund shareholders who became Institutional Class shareholders of an Evergreen Fund) who received Institutional Class shares of a Wells Fargo Advantage Fund in connection with the reorganization of their Evergreen Fund. Such investors may purchase Institutional Class shares at their former minimum investment amount.

All of the minimum initial investment waivers listed above may be modified or discontinued at any time.

Waiver of Minimum Initial and Subsequent Investment Amounts for All Share Classes for Special Operational Accounts. Shares of any and all share classes of the Wells Fargo Advantage Funds may be acquired in special operational accounts (as defined below) without meeting the applicable minimum initial or subsequent investment amounts. Special operational accounts are designated accounts held by Funds Management or its affiliate that are used exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions.

Compensation to Dealers and Shareholder Servicing Agents. Set forth below is a list of the member firms of FINRA to which the Adviser, the Funds' Distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders in the year ending December 31, 2010 ("Additional Payments"). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectuses under the title "Compensation to Dealers and Shareholder Servicing Agents"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2010, are not reflected:

FINRA member firms

  ADP Broker-Dealer, Inc.

  A. G. Edwards & Sons, Inc.

  Ameriprise Financial Services, Inc.

  Barclays Capital, Inc.

  Boenning & Scattergood, Inc.

  Brown Brothers Harriman & Co.

  Charles Schwab & Co., Inc.

  Citigroup Global Markets, Inc.

  CitiStreet Advisors LLC

  DWS Investments Distributors, Inc.

  Edward D. Jones & Co., L.P.

  Fidelity Brokerage Services LLC

  Goldman, Sachs & Co.

  GPC Securities, Inc.

  GWFS Equities, Inc.

  GunnAllen Financial, Inc.

  Hartford Securities Distribution Company, Inc.

  H.D. Vest Investment Services

  Hewitt Financial Services, LLC

  Hightower Securities, LLC

  Janney Montgomery Scott LLC

  J. P. Morgan Securities Inc.

  LPL Financial Corp.

  Mellon Financial Markets, LLC

  Merrill Lynch, Pierce, Fenner & Smith, Inc.

  Merriman Curhan Ford & Co. Inc.

  Mid Atlantic Capital Corporation

  Morgan Stanley DW Inc.

  MSCS Financial Services, LLC

  Nationwide Investment Services, Corp.

  Pershing, LLC

  Prudential Investment Management Services, LLC

  Prudential Retirement Brokerage Services, Inc.

  Raymond James & Associates, Inc.

  RBC Capital Markets, LLC

  Robert W. Baird & Co.

  Ross, Sinclaire & Associates, LLC

  Security Distributors, Inc.

  State Street Global Markets, LLC

  Stifel, Nicolaus & Company, Incorporated

  Sun Life Financial Distributors, Inc.

  TD Ameritrade Trust Company

  UBS Financial Services, Inc.

  VALIC Financial Advisors, Inc.

  Wells Fargo Advisors, LLC

  Wells Fargo Securities, LLC

  Wells Fargo Investments

In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

Also not included on the list above are other subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' Distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b- 1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with brokerdealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

In placing orders for portfolio securities of the Fund, the Fund's Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of the Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer.

The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a sub-adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Fund.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Fund's whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.

The table below shows each Fund's portfolio turnover rates for the fiscal years shown in the table. For the Wells Fargo Advantage Emerging Growth Fund and the Wells Fargo Advantage Equity Value Fund, the portfolio turnover rates are represnted by the activity from each Fund's investment in its respective portfolio of the Master Trust.

Portfolio Turnover Rate
Fund	September 30, 2010	September 30, 2009
Discovery Fund[1]	93%[2]	N/A
Enterprise Fund[1]	108%	N/A
Emerging Growth Fund[3]	97%	147%
Equity Value Fund[3]	122%	142%
Opportunity Fund[1]	42%	N/A
1	For the eleven months ended September 30, 2010. Effective September 30, 2010, Discovery Fund, Enterprise Fund and Opportunity Fund changed their fiscal year end from October 31 to September 30.
2	The decrease in portfolio turnover is attributed to reduced volatility in small capitalization stocks during this period, which allowed stocks to be held over a longer term than during prior periods.
3	Portfolio turnover rate represents the activity from the Fund's investment in a Master portfolio.

Portfolio Turnover Rate
Fund	October 31, 2009	October 31, 2008
Discovery Fund	221%	153%
Enterprise Fund	203%	179%
Opportunity Fund	55%	73%

Brokerage Commissions. Below are the brokerage commissions paid for the last three fiscal years by the Wells Fargo Advantage Discovery Fund, the Wells Fargo Advantage Enterprise Fund and the Wells Fargo Advantage Opportunity Fund to: (1) all brokers and; (2) Wells Fargo Advisors, LLC (formerly Wachovia Securities, LLC), an affiliate of Wells Fargo & Company that places trades through its wholly owned subsidiary, First Clearing Corp.

The Wells Fargo Advantage Emerging Growth Fund and the Wells Fargo Advantage Equity Value Fund did not pay any brokerage commissions for the past three fiscal years. Because these funds invest a portion or substantially all of their respective assets in one or more master portfolios, they do not incur brokerage commissions. All brokerage commissions are incurred at the master portfolio level in connection with the master portfolio's purchase of individual portfolio securities.

Fund/Fiscal Year or Period[1]	Total Paid to all Brokers
September 30, 2010
Discovery Fund	$891,960
Enterprise Fund	$512,475
Opportunity Fund	$1,247,884
October 31, 2009
Discovery Fund	$1,816,279
Enterprise Fund	$1,186,941
Opportunity Fund	$1,643,380
October 31, 2008
Discovery Fund	$1,147,535
Enterprise Fund	$842,844
Opportunity Fund	$2,289,934
October 31, 2007
Discovery Fund	$816,596
Enterprise Fund	$530,590
Opportunity Fund	$2,056,501
1	For the eleven months ended September 30, 2010. Effective September 30, 2010, Discovery Fund, Enterprise Fund and Opportunity Fund changed their fiscal year end from October 31 to September 30.

Directed Brokerage Commissions. For the fiscal year ended September 30, 2010, the following Funds directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions. Effective September 30, 2010, the Discovery Fund, the Enterprise Fund and the Opportunity Fund (the "October 31 Funds") changed their fiscal year ends from October 31 to September 30. As a result, directed brokerage transactions data for the October 31 Funds for the fiscal years ended October 31, 2009 is also included below.

Brokerage Commissions
Fund/Fiscal Year or Period	Dollar Amounts of Transactions with Research Firms	Commissions Paid on Transactions with Research Firms
September 30, 2010
Discovery Fund[1]	$40,710,304	$43,576
Enterprise Fund[1]	$22,433,500	$16,811
Opportunity Fund[1]	$257,360,590	$292,470
October 31, 2009
Discovery Fund	$44,948,033	$110,206
Enterprise Fund	$41,286,587	$91,325
Opportunity Fund	$177,716,930	$301,875
1	For the eleven months ended September 30, 2010. Effective September 30, 2010, Discovery Fund, Enterprise Fund and Opportunity Fund changed their fiscal year end from October 31 to September 30.

Securities of Regular Broker-Dealers. The Funds are required to identify any securities of their "regular brokers or dealers" (as defined under the 1940 Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of September 30, 2010, the Funds held no securities of their regular broker-dealers or of their parents.

FUND EXPENSES

From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

U.S. FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." Each Prospectus generally describes the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.
A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a shareholder who holds Fund shares as part of a hedge, straddle or conversion transaction; or an entity taxable as a partnership for U.S. federal income tax purposes and investors in such an entity.
The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in each Prospectus applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.
Qualification as a Regulated Investment Company. It is intended that each Fund qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.
In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC.
Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Fund will be taxed in the same manner as an ordinary corporation, described below.
In addition, with respect to each taxable year, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long- term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.
Moreover, the Funds may retain for investment all or a portion of their net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
If, for any taxable year, a Fund fails to qualify as a RIC, and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.
Equalization Accounting. Each Fund may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization method used by a Fund, and thus a Fund's use of this method may be subject to IRS scrutiny.
Capital Loss Carry-Forwards. For net capital losses realized in taxable years beginning before January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss, and such capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. For net capital losses realized in taxable years beginning on or after January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. For capital losses realized in taxable years beginning after January 1, 2011, the excess of a Fund's net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund's next taxable year and the excess of a Fund's net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gain. The Funds cannot carry back or carry forward any net operating losses.
As of a Fund's most recent fiscal year end, the Fund had capital loss carry-forwards approximating the amount indicated for U.S. federal income tax purposes, expiring in the year indicated:

Fund	Year Expires	Capital Loss Carry forwards
Discovery Fund	2017	$59,402,088
Enterprise Fund	2016	$7,310,275
	2017	$80,744,084
Emerging Growth Fund	2017	$1,791,248
	2018	$303,910
Equity Value Fund	2017	$47,811,418
	2018	$30,379,874
Opportunity Fund	2017	$87,694,103

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses, in particular losses realized in taxable years beginning before January 1, 2011, substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.
Excise Tax. If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund will be subject to a nondeductible 4% U.S federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate level U.S. federal income tax for the taxable year ending within the calendar year. Each Fund generally intends to actually, or be deemed to, distribute substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by a Fund is determined to be de minimis).
Investment through Master Portfolio. A Fund that invests its assets through one or more master portfolios will seek to continue to qualify as a RIC. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for U.S. federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and U.S. Treasury regulations, in determining such investor's U.S. federal income tax liability. Therefore, to the extent a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio intends to manage its assets, income and distributions in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.
Taxation of Investments. In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.
If a Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes "payment-in-kind" or "PIK" bonds, the Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if a Fund purchases a debt obligation with market discount (generally a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)), the Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Fund which a Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.
Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark-to-market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.
Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency- denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future U.S. Treasury regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.
Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a "straddle" and at least one (but not all) of the Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.
The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.
In addition, a Fund's transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.
Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of IRS revenue rulings that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.
A Fund may invest in real estate investment trusts ("REITs"). Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.
A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits ("REMICs") or in other interests that may be treated as taxable mortgage pools ("TMPs") for U.S. federal income tax purposes. Under IRS guidance, a Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as investment retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Funds have not yet determined whether such an election will be made.

"Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.
A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.
In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.
Taxation of Distributions. Except for exempt-interest dividends (defined below) paid out by "Tax-Free Funds", distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund's shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares acquired at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits, from time to time.
For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Fund's taxable year.
Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder's Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.
If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.
If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.
In addition, if a shareholder of a Tax-Free Fund holds such Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends (defined below) received with respect to the shares. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. Such a loss will also not be disallowed where the loss is incurred with respect to shares of a Fund that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net-tax exempt interest and distributes such dividends on a monthly, or more frequent, basis. Additionally, where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any, the Treasury Department is authorized to issue regulations reducing the six month holding period requirement to a period of not less than the greater of 31 days or the period between regular distributions. No such regulations have been issued as of the date of this filing.
Foreign Taxes. Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Fund, and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, even if a Fund qualifies for the election for any year, it may not make the election for such year. If a Fund does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid or withheld. If a Fund does elect to "pass through" its foreign taxes paid in a taxable year, the Fund will furnish a written statement to its shareholders reporting such shareholders proportionate share of the Funds' foreign taxes paid.
Even if a Fund qualifies for the election, foreign income and similar taxes will only pass through to the Fund's shareholders if the Fund and its shareholders meet certain holding period requirements. Specifically, (i) the shareholders must have held the Fund shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the shareholders became entitled to receive Fund distributions corresponding with the pass through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. A Fund may choose not to make the election if the Fund has not satisfied its holding requirement.

If a Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund's dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements and certain other requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder's federal income tax attributable to foreign source taxable income. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.
In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.
U.S. Federal Income Tax Rates. Noncorporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 35% on ordinary income and 15% on long-term capital gain for taxable years beginning on or before December 31, 2012.
In general, for taxable years beginning before January 1, 2013, "qualified dividend income" realized by noncorporate Fund shareholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. After this date, all dividend income generally will be taxed at the same rate as ordinary income. If 95% or more of a Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners. Income and bond Funds typically do not distribute significant amounts of "qualified dividend income" eligible for reductions in individual U.S. federal income tax rates applicable to certain dividend income.
The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from an Income Fund generally will not qualify for the "dividends-received deduction" applicable to corporate shareholders with respect to certain dividends. Distributions from an Equity Fund may qualify for the "dividends-received deduction" applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various "sunset" provisions of U.S. federal income tax laws.
Under recently enacted legislation, for taxable years beginning after December 31, 2012, noncorporate Fund shareholders generally will be subject to a 3.8% tax on their "net investment income," which ordinarily includes taxable distributions received from the Funds and taxable gain on the disposition of Fund shares.
For taxable years beginning after December 31, 2012, a U.S. withholding tax at a 30% rate will be imposed on dividends and proceeds of sales in respect of Fund shares received by Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Funds will not pay any additional amounts in respect to any amounts withheld.

Backup Withholding. A Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the Funds under certain circumstances.
Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.

Foreign Shareholders. For purposes of this discussion, "foreign shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.
Generally, subject to certain exceptions described below, distributions made to foreign shareholders will be subject to non- refundable U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gain, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, with respect to certain distributions made to foreign shareholders in taxable years beginning before January 1, 2013, no withholding will be required and the distributions generally will not be subject to U.S. federal income tax if (i) the distributions are reported as "interest related dividends" or "short term capital gain dividends" in a written statement furnished to shareholders (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given that a Fund would designate any of its distributions as interest related dividends or short term capital gain dividends, even if it is permitted to do so. In the case of shares held through an intermediary, even if a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation. Capital gains dividends and gains recognized by a foreign shareholder on the redemption of Fund shares generally will not be subject to U.S. federal income tax withholding, provided that certain requirements are satisfied. Tax-exempt dividends (described below) paid by a Tax-Free Fund to a foreign shareholders also should be exempt from U.S. federal income tax withholding.
With respect to payments made after December 31, 2012, a withholding tax of 30% will be imposed on dividends from, and the gross proceeds of a disposition of, Fund shares paid to certain foreign entities unless various information reporting requirements are satisfied. Such withholding tax will generally apply to non-U.S. financial institutions, which are generally defined for this purpose as non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) are engaged in the business of holding financial assets for the account of others, or (iii) are engaged or hold themselves out as being engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets. Prospective foreign shareholders are encouraged to consult their tax advisors regarding the implications of this legislation on their investment in a Fund.
Before investing in a Fund's shares, a prospective foreign shareholder should consult with its own tax advisors, including whether the shareholder's investment can qualify for benefits under an applicable income tax treaty.

Tax-Deferred Plans. Shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. However, shares of a Tax-Free Fund may not be suitable for tax-deferred, retirement and other tax-advantaged plans and accounts, since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the tax-exempt status of certain distributions from the Tax-Free Fund (discussed below). Such distributions may ultimately be taxable to the beneficiaries when distributed to them. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.
Tax-Exempt Shareholders. Shares of a Tax-Free Fund may not be suitable for tax-exempt shareholders since such shareholders generally would not benefit from the tax-exempt status of distributions from the Tax-Free Funds (discussed below). Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Funds.
Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.
Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.
Tax Shelter Reporting Regulations. Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Additional Considerations for the Tax-Free Funds. If at least 50% of the value of a Fund's total assets at the close of each quarter of its taxable years consists of debt obligations that generate interest exempt from U.S. federal income tax under Section 103 of the Internal Revenue Code, then the Fund may qualify to pass through to its shareholders the tax-exempt character of its income from such debt obligations by paying exempt-interest dividends. The Tax-Free Funds intend to so qualify and are designed to provide shareholders with income exempt from U.S. federal income tax in the form of exempt-interest dividends. "Exempt-interest dividends" are dividends (other than capital gain dividends) paid by a RIC that are properly reported as such in a written statement furnished to shareholders.
Each Tax-Free Fund will report to its shareholders the portion of the distributions for the taxable year that constitutes exempt-interest dividends. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Internal Revenue Code received by a Tax-Free Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Internal Revenue Code. Interest on indebtedness incurred to purchase or carry shares of the Tax-Free Funds will not be deductible to the extent that the Tax-Free Funds' distributions are exempt from U.S. federal income tax. In addition, an investment in a Tax-Free Fund may result in liability for U.S. federal alternative minimum tax ("AMT"). Certain deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating the U.S. federal AMT. Tax preference items include tax-exempt interest on certain "private activity bonds." To the extent a Tax-Free Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Fund's distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Free Fund.

Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares in a Tax-Free Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Free Fund's expenses in computing their U.S. federal AMT. In addition, exempt-interest dividends paid by a Tax-Free Fund to a corporate shareholder are included in the shareholder's "adjusted current earnings" as part of its U.S. federal AMT calculation, and may also affect its U.S. federal "environmental tax" liability. As of the date of this filing, individuals are subject to the U.S. federal AMT at a maximum rate of 28% and corporations are subject to the U.S. federal AMT at a maximum rate of 20%. Shareholders with questions or concerns about the U.S. federal AMT should consult own their own tax advisers.
The IRS is paying increased attention to whether debt obligations intended to produce interest exempt from U.S. federal income tax in fact meet the requirements for such exemption. Ordinarily, the Tax-Free Funds rely on opinions from the issuer's bond counsel that interest on the issuer's debt obligation will be exempt from U.S. federal income tax. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the debt obligation to be taxable and could jeopardize a Tax-Free Fund's ability to pay any exempt-interest dividends. Similar challenges may occur as to state-specific exemptions.
A shareholder who receives Social Security or railroad retirement benefits should consult the shareholder's own tax adviser to determine what effect, if any, an investment in a Tax-Free Fund may have on the U.S. federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.
Distributions of a Tax-Free Fund's income other than exempt-interest dividends generally will be taxable to shareholders. Gains realized by a Tax-Free Fund on the sale or exchange of investments that generate tax-exempt income will also be taxable to shareholders.
Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes. You should consult your own tax advisor to discuss the tax consequences of your investment in a Tax-Free Fund.
Legislative Proposals. Prospective shareholders should recognize that the present U.S. federal income tax treatment of the Funds and their shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your advisors concerning the status of legislative proposals that may pertain to holding Fund shares.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts and Funds Management have adopted policies and procedures ("Proxy Voting Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Proxy Voting Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Proxy Voting Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Proxy Voting Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. To the extent the guidelines do not address a proxy voting proposal, Funds Management will vote pursuant to the proxy voting agent's current U.S. and International proxy voting guidelines. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently in the same matter when securities of an issuer are held by multiple Funds of the Trusts. However, proxies for securities held by the Social Sustainability Fund related to social and environmental proposals will be voted pursuant to the proxy voting agent's then current SRI Proxy Voting Guidelines. Accordingly, the Social Sustainability Fund may vote its proxies related to social and environmental proposals differently than the other Funds.

The Proxy Voting Procedures set forth Funds Management's general position on various proposals, such as:

  Routine Items – Funds Management will generally vote for uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.

  Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  Mergers/Acquisitions and Corporate Restructurings – Funds Management's Proxy Committee will examine these items on a case-by-case basis.

  Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

  Capital Structure Changes - Funds Management will follow the RiskMetrics Group ("RMG") capital structure model in evaluating requested increases in authorized common stock. In addition, even if capital requests of less than or equal to 300% of outstanding shares fail the calculated allowable cap, Funds Management will vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

  Executive and Director Compensation Plans - Funds Management will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of shareholder wealth by having high payout sensitivity to increases in shareholder value.

  Disclosure on Executive or Director Compensation Cap or Restrict Executive or Director Compensation - Funds Management will generally vote for shareholder proposals requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits. Funds Management will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Funds Management will generally vote against proposals that seek to limit executive and director pay.

  Social and Environmental Issues - Proxies for securities held by the Funds (other than the Social Sustainability Fund) will be voted pursuant to RMG's current U.S. and International benchmark proxy voting guidelines. Proxies for securities held by the Social Sustainability Fund related to social and environmental proposals will be voted pursuant to RMG's current Socially Responsible Investment proxy voting guidelines, which take into account social objectives in addition to financial objectives of socially responsible shareholders. For social and environmental proposals such as animal welfare, consumer issues, diversity, climate change and the environment, labor issues and human rights issues, RMG's proxy voting guidelines take into consideration the following factors:

    Whether adoption of the proposal is likely to enhance or protect shareholder value;

    Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

    The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

    Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

    Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

    Whether the company's analysis and voting recommendation to shareholders are persuasive;

    What other companies have done in response to the issue addressed in the proposal;

    Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

    Whether implementation of the proposal's request would achieve the proposal's objectives;

    Whether the subject of the proposal is best left to the discretion of the board;

    Whether the requested information is available to shareholders either from the company or from a publicly available source; and

    Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.
In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a subadviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Proxy Voting Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.
While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.
As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.
Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at wellsfargo.com/advantagefunds or by accessing the SEC's Web site at sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

I. Scope of Policies and Procedures. The following policies and procedures (the "Portfolio Holdings Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust"), Wells Fargo Variable Trust ("Variable Trust") and Asset Allocation Trust (each of Funds Trust, Master Trust, Variable Trust and Asset Allocation Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Portfolio Holdings Procedures to ensure that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Portfolio Holdings Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.

Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and top ten holdings information referenced below (except for the Funds of Master Trust, Variable Trust and Asset Allocation Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

A. Complete Holdings. The complete portfolio holdings for each Fund (except for money market funds and funds that operate as fund of funds) shall be made publicly available on the Funds' website (wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. Money market Fund holdings shall be made publicly available on the Fund's website on a 1-day delayed basis. In addition to the foregoing, each money market Fund shall post on its website, for a period of not less than six months, beginning no later than the fifth business day of the month, a schedule of its investments, as of the last business day of the prior month, that includes the information required by rule 2a-7(c)(12) under the Investment Company Act of 1940. The categories of information included on the website may differ slightly from what is included in the Funds' Statement of Investments.

B. Top Ten Holdings. Top ten holdings information (excluding derivative positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.

C. Fund of Funds Structure.
 1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' website and included in fund fact sheets on a monthly, seven-day or more delayed basis.
 2. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the change.
 3. For purposes of the foregoing provisions in III.C.1-2, any Fund that invests substantially all of its assets in Asset Allocation Trust shall not treat such investment as a portfolio holding and shall look through to the underlying funds held by Asset Allocation Trust.

Furthermore, as required by the SEC each Fund shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter. In addition, each money market Fund is required to file with the SEC by the fifth business day of each month, a report on Form N-MFP of portfolio holdings that is current as of the last business day of the previous month; the SEC makes each Form N-MFP publicly available on a delayed basis (presently 60 days after the end of the month to which the information in the report relates).

Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

IV. List of Approved Recipients. The following list describes the limited circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

A. Sub-Advisers. Sub-advisers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities. A new Fund sub-adviser may periodically receive full portfolio holdings information for such Fund from the date of Board approval through the date upon which they take over day-to-day investment management activities. Such disclosure will be subject to confidential treatment.

B. Money Market Portfolio Management Team. The money market portfolio management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

C. Funds Management/Wells Fargo Funds Distributor, LLC.
 1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/ or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PNC's Datapath system.
 2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.
 3. Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

D. External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such subadviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") to assist with proxy voting and B share financing, respectively. ISS may receive full Fund portfolio holdings on a weekly basis for the Funds for which it provides services.

E. Rating Agencies. Nationally Recognized Statistical Ratings Organizations ("NRSROs") may receive full Fund holdings for rating purposes.

F. Reorganizations. Entities hired as trading advisors that assist with the analysis and trading associated with transitioning portfolios may receive full portfolio holdings of both the target fund and the acquiring fund. In addition, the portfolio managers of the target fund and acquiring fund may receive full portfolio holdings of the acquiring fund and target fund, respectively, in order to assist with aligning the portfolios prior to the closing date of the reorganization.

G. Investment Company Institute. The Investment Company Institute may receive information about full money market Fund holdings concurrently at the time each money market Fund files with the SEC a report on Form N-MFP.

V. Additions to List of Approved Recipients. Any additions to the list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

VI. Funds Management Commentaries. Funds Management may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in periodic fund commentaries (e.g. quarterly, monthly, etc.) and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the relevant period (e.g. calendar quarter, month, etc.). This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.

VII. Board Approval. The Board shall review and reapprove these Portfolio Holdings Procedures, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and make any changes that they deem appropriate.

VIII. Education Component. In order to promote strict compliance with these Portfolio Holdings Procedures, Funds Management has informed its employees, and other parties possessing Fund portfolio holdings information (such as sub-advisers, the fund accounting agent and the custodian), of the limited circumstances in which the Funds' portfolio holdings may be disclosed in advance of the monthly disclosure on the Funds' website and the ramifications, including possible dismissal, if disclosure is made in contravention of these Portfolio Holdings Procedures.

CAPITAL STOCK

The Funds are five series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

The Wells Fargo Advantage Emerging Growth Fund and the Wells Fargo Advantage Equity Value Fund are gateway feeder Funds and are interestholders of the Master Trust master portfolios in which they invest and may be asked to approve certain matters by vote or by written consent pursuant to the Master Trust's Declaration of Trust. Gateway feeder Funds, Funds that invest substantially all of their assets in one master portfolio of Master Trust, are not required to, but may, pass through their voting rights to their shareholders. Specifically, a gateway feeder Fund must either (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to a security and vote such proxies only in accordance with such instructions, or (ii) vote the shares held by it in the same proportion as the vote of all other holders of such security.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below as of January 3, 2011, is the name, address and share ownership of each person with record ownership of 5% or more of each class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.

Principal Fund Holders
Discovery Fund Class A
LPL Financial fbo Customer Accounts Attn: Mutual Fund Operations P.O. Box 509046 San Diego, CA 92150	8.71%
American Enterprise Investment Services 707 2nd Ave. South Minneapolis, MN 55402	8.01%
American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440	25.80%
PIMS/Prudential Retirement Attn: 401k Administrator Shari's Management 9400 SW Genimi Dr. Beaverton, OR 97008	5.90%
Discovery Fund Class C
MLPF&S for the Sole Benefit of its Customers Attn: Mutual Fund Administration 4800 Deer Lake Drive E., 3rd Floor Jacksonville, FL 32246	8.12%
Morgan Stanley Smith Barney House Account 700 Red Brook Blvd. Owings Mills, MD 21117	17.47%
Discovery Fund Administrator Class
Charles Schwab & Co., Inc. Special Custody Account Exclusively fbo the Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	17.03%
Wells Fargo Bank, NA fbo Omnibus Reinvest P.O. Box 1533 Minneapolis, MN 55480	20.38%
Wells Fargo Bank, NA WF-RPS-OMN Reinvest P.O. Box 1533 Minneapolis, MN 55480	9.19%
Maril & Co. c/o Marshall & Ilsley Trust Co., NA 11270 West Park Place, Suite 400 Milwaukee, WI 53224	7.80%
NFS LLC febo Marshall Ilsley Trust Co., NA fbo Bank 98 DLY RCRDKPG Attn: Mutual Funds 11270 West Park Place, Suite 400 Milwaukee, WI 53224	7.50%
Wells Fargo Bank fbo Omnibus Account for various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288	10.27%
Discovery Fund Institutional Class
Vanguard Fiduciary Trust Company Attn: Outside Funds Unit P.O. Box 2600 Valley Forge, PA 19482	8.05%
NFS LLC febo State Street Bank & Trust Com TTEE Various Ret Plans 440 Mamaroneck Ave. Harrison, NY 10528	36.73%
SEI Private Trust Company c/o Union Bank of California Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456	5.32%
Attn: Mutual Fund Ops MAC & Co P.O. Box 3198 Pittsburgh, PA 15230	10.29%
NFS LLC febo US Bank National Association Omnibus - Reinvest 1555 N. Rivercenter Dr., Suite 302 Milwaukee, WI 53212	8.64%
Discovery Fund Investor Class
Charles Schwab & Co., Inc. Special Custody Account Exclusively fbo the Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	14.64%
Enterprise Fund Class A
American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440	35.00%
Wells Fargo Bank, NA Cust for the rollover IRA of Steven R. Schmidt 113 Bedford Rd. Williamsburg, IA 52361	5.22%
Wells Fargo Bank, NA Cust for the rollover IRA of Gary Becker N4973 Arrowhead Trail Juneau, WI 53039	6.87%
UBS Financial Services, Inc. fbo Bernard P. Gagnon, Jr. Rollover IRA 99 Rockland Rd. Auburn, MA 01501	6.59%
Enterprise Fund Class C
American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440	5.72%
MLPF&S for the Sole Benefit of its Customers Attn: Mutual Fund Administration 4800 Deer Lake Drive E., 3rd Floor Jacksonville, FL 32246	8.61%
Raymond James & Associates, Inc. CDSN fbo Janiece A. Gavin IRA 15223 Cypress Hills Dr. Dallas, TX 75248	8.95%
First Clearing, LLC Betty M. Strahla 7805 W. 86th St. Indianapolis, IN 46278	34.90%
First Clearing LLC Arthur L. Burns & Frances C. Burns Rev Trust 2987 Plantation Rd. Winter Haven, FL 33884	31.82%
Enterprise Fund Administrator Class
Wells Fargo Bank West TTEE fbo Various fascore LLC 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111	76.20%
Wells Fargo 1525 West WT Harris Blvd. Charlotte, NC 28288	11.01%
Enterprise Fund Institutional Class
Prudential Investment Management Service fbo Mutual Fund Clients Attn: PruChoice unit 194 Wood Ave. South Iselin, NJ 08830	6.57%
Wachovia Bank fbo Various Ret Plans 1525 West WT Harris Blvd Charlotte, NC 28262	6.72%
Wells Fargo Bank, NA fbo Omnibus Account Cash P.O. Box 1533 Minneapolis, MN 55480	60.97%
Wells Fargo Bank, NA fbo Omnibus Account Cash/Reinvest P.O. Box 1533 Minneapolis, MN 55480	12.15%
Enterprise Fund Investor Class
Charles Schwab & Co., Inc. Special Custody Account Exclusively fbo the Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	8.70%
Opportunity Fund Class A
American Enterprise Investment Services PO Box 9446 Minneapolis, MN 55440-9446	42.49%
MCB Trust Services TTEE FBO Western States Envelope Co. 401k 700 17th Street, Suite 300 Denver, CO 80202-3531	17.46%
UMB Bank, NA FBO Fiduciary For Tax Deferred Accounts Attn: Finance Department 1 SW Security Benefit Pl. Topeka, KS 66636-1000	5.96%
Opportunity Fund Class C
Morgan Stanley Smith Barney House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	26.83%
American Enterprise Investment Services PO Box 9446 Minneapolis, MN 55440-9446	19.31%
Pershing, LLC PO Box 2052 Jersey City, NJ 07303-2052	15.08%
First Clearing, LLC 2801 Market Street Saint Louis, MO 63103-2523	11.24%
American Enterprise Investment Services PO Box 9446 Minneapolis, MN 55440-9446	10.36%
Opportunity Fund Administrator Class
Attn: Mutual Fund Ops Mac & Co. PO Box 3198 Pittsburgh, PA 15230-3198	17.48%
Edvest Wells Fargo Aggressive Portfolio 2700 Snelling Ave. N 3rd Floor, Suite 300 Saint Paul, MN 55113-1783	15.68%
Edvest Wells Fargo Moderate Portfolio 2700 Snelling Ave. N 3rd Floor, Suite 300 Saint Paul, MN 55113-1783	7.90%
Tomorrow's Scholar Growth Portfolio 2700 Snelling Ave. N 3rd Floor, Suite 300 Saint Paul, MN 55113-1783	6.68%
NFS, LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans (401k) FINOPS-IC Funds 100 Magellan Way Covginton, KY 41015-1987	5.63%
Tomorrow's Scholar Aggressive Portfolio 2700 Snelling Ave. N 3rd Floor, Suite 300 Saint Paul, MN 55113-1783	5.34%
Opportunity Fund Institutional Class
NFS, LLC FEBO US Bank National Association Omnibus - Reinvest/Reinvest 1555 N Rivercenter Dr., Suite 302 Milwaukee, WI 53212-3958	98.73%
Opportunity Fund Investor Class
Charles Schwab & Co., Inc. Special Custody Account For Exclusive Benefit Of Customers Attn: Mutual Funds 101 Montgomery Street,BR>San Francisco, CA 94104-4151	11.55%

Emerging Growth Fund Class A
Raymond James & Assoc. Inc. FBO Commonwealth Trust Co. TTEE 2008 Rao Family Delaware Trust 29 Bancroft Mills Rd. Wilmington, DE 19806	21.01%
Raymond James & Assoc. Inc. FBO Creighton E. Mershon IRA 194 Westwind Rd. Louisville, KY 40207-1550	16.38%
American Enterprise Investment Services PO Box 9446 Minneapolis, MN 55440-9446	13.35%
American Enterprise Investment Services PO Box 9446 Minneapolis, MN 55440-9446	7.93%
Wells Fargo Investments, LLC 625 Marquette Ave. S, 13th Floor Minneapolis, MN 55402-2323	7.82%
Emerging Growth Fund Class C
First Clearing, LLC 2801 Market Street Saint Louis, MO 63103-2523	18.01%
American Enterprise Investment Services PO Box 9446 Minneapolis, MN 55440-9446	14.61%
First Clearing, LLC 2801 Market Street Saint Louis, MO 63103-2523	12.44%
Joel E. Dougherty Box 2741 Apo, AR 09128	10.49%
Wells Fargo Funds Seeding Account 525 Market Street, 9th Floor San Francisco, CA 94105-2779	9.73%
First Clearing, LLC 2801 Market Street Saint Louis, MO 63103-2523	8.39%
First Clearing, LLC 2801 Market Street Saint Louis, MO 63103-2523	6.39%
First Clearing, LLC 2801 Market Street Saint Louis, MO 63103-2523	5.06%
Emerging Growth Fund Administrator Class
RBC Capital Markets Corp. FBO Martin Kenner Individual Retirement Account 285 W Boardway, Suite 260 New York, NY 10013-0463	31.06%
Attn: Marty Kenner RBC Capital Markets Corp. FBO New Max Fund Limited Partnership 285 W Broadway, Suite 260 New York, NY 10013-0463	31.06%
Wells Fargo Investments, LLC 625 Marquette Ave. S, 13th Floor Minneapolis, MN 55402-2323	15.09%
Wells Fargo Investments, LLC 625 Marquette Ave. S, 13th Floor Minneapolis, MN 55402-2323	7.26%
Wells Fargo Funds Seeding Account 525 Market Street, 9th Floor San Francisco, CA 94105-2779	6.95%
Emerging Growth Fund Institutional Class
Wells Fargo Funds Seeding Account 525 Market Street, 9th Floor San Francisco, CA 94105-2779	100.00%
Emerging Growth Fund Investor Class
Wells Fargo Investments, LLC 625 Marquette Ave. S, 13th Floor Minneapolis, MN 55402-2323	9.37%
Ronald C. Ognar & Mary J. Ognar JTWROS 35440 W Pabst Ct. Oconomowoc, WI 53066-4578	5.39%
Equity Value Fund Fund Level
Wells Fargo Bank, NA FBO Omnibus Account - Reinvest/Reinvest PO Box 1533 Minneapolis, MN 55480-1533	37.42%
Equity Value Fund Class A
Morgan Stanley Smith Barney Harbordside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	36.45%
American Enterprise Investment Services PO Box 9446 Minneapolis, MN 55440-9446	16.28%
Equity Value Fund Class B
American Enterprise Investment Services PO Box 9446 Minneapolis, MN 55440-9446	7.27%
Wells Fargo Investments, LLC 625 Marquette Ave. S, 13th Floor Minneapolis, MN 55402-2323	5.69%
Pershing, LLC PO Box 2052 Jersey City, NJ 07303-2052	5.02%
Equity Value Fund Class C
Emjayco, TTEE FBO Health Industry Distributors 401(k) c/o Fascore, LLC 8515 E. Orchard Rd. Greenwood Village, CO 80111-5002	29.74%
American Enterprise Investment Services PO Box 9446 Minneapolis, MN 55440-9446	10.15%
Wells Fargo Investments, LLC 625 Marquette Ave. S, 13th Floor Minneapolis, MN 55402-2323	5.61%
Pershing, LLC PO Box 2052 Jersey City, NJ 07303-2052	5.56%
Johannes W. Huijgens & Andrea J. Huijgens Pack Comm Prop 21215 Flaming Arrow Trail Crosby, TX 77532-2000	5.33%
Equity Value Fund Administrator Class
Wells Fargo Bank, NA FBO Omnibus Account - Reinvest/Reinvest PO Box 1533 Minneapolis, MN 55480-1533	64.43%
Prudential Investment Mgmt. Servies FBO Mutal Fund Clients Attn: Pruchoice Unit Mail Stop 05-11-20 100 Mulberry Street Newark, NJ 07102-4056	16.99%
Wells Fargo Bank West Trustee FBO Various Fascore LLC 8515 E Orchard Rd. Greenwood Village, CO 80111-5002	14.51%
Equity Value Fund Institutional Class
Edvest Wells Fargo Aggressive Portfolio 2700 Snelling Ave. N 3rd Floor, Suite 300 Saint Paul, MN 55113-1783	45.12%
Edvest Wells Fargo Moderate Portfolio 2700 Snelling Ave. N 3rd Floor, Suite 300 Saint Paul, MN 55113-1783	23.28%
Edvest Wells Fargo Conservative Portfolio 2700 Snelling Ave. N 3rd Floor, Suite 300 Saint Paul, MN 55113-1783	13.98%
Edvest Wells Fargo Balanced Portfolio 2700 Snelling Ave. N 3rd Floor, Suite 300 Saint Paul, MN 55113-1783	13.10%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

OTHER INFORMATION

The Trust's Registration Statement, including the Prospectus(es) and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectus(es) or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus(es) are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Two Financial Center, 60 South Street, Boston, MA 02111.

FINANCIAL INFORMATION

The audited financial statements for the Funds for the fiscal year ended September 30, 2010, are hereby incorporated by reference to the Funds' Annual Reports.

NARRATIVE DESCRIPTION OF THE PRO FORMA EFFECTS OF THE REORGANIZATIONS

WELLS FARGO ADVANTAGE CORE EQUITY FUND INTO WELLS FARGO ADVANTAGE OPPORTUNITY FUND

The unaudited pro forma information provided herein should be read in conjunction with the annual report of and semi annual report of Wells Fargo Advantage Core Equity Fund dated July 31, 2010 and January 31, 2011, respectively and the annual report of Wells Fargo Advantage Opportunity Fund dated September 30, 2010. All of the shareholder reports are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the twelve months ended March 31, 2011 is intended to present supplemental data as if the proposed Agreement and Plan of Reorganization (the "Reorganization") of Wells Fargo Advantage Core Equity Fund (the "Target Fund") into Wells Fargo Advantage Opportunity Fund (the "Acquiring Fund") (collectively, the "Funds") had occurred as of April 1, 2010. The Reorganization is intended to consolidate the Target Fund with a similar fund advised by Wells Fargo Funds Management, LLC ("Funds Management"). The Acquiring Fund is advised by Funds Management and sub-advised by Wells Capital Management Incorporated, an affiliate of Funds Management.

The Reorganization provides for the acquisition of all the assets and all the liabilities of the Target Fund by the Acquiring Fund, in a tax-free exchange for shares of the Acquiring Fund at net asset value. Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor. As a result of the Reorganization, Class A, Class B, Class C, Administrator Class and Institutional Class shareholders of the Target Fund would become shareholders of Class A, Class B, Class C, Administrator Class and Institutional Class, respectively, of the Acquiring Fund.

Whether or not the Reorganization is consummated, all expenses incurred by the Target Fund and Acquiring Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Funds Management or one of its affiliates. These expenses do not include any expenses incurred by the Target Fund or the Acquiring Fund.

It is not anticipated that the securities of the combined portfolio will be sold in material amounts in order to comply with the policies and investment practices of Acquiring Fund.

The Funds have the same adviser, administrator, distributor, fund accounting agent and custodian. Each service provider has entered into an agreement with the respective Trust which governs the provision of services to the Funds. Such agreements, except the advisory agreements, contain the same terms with respect to each Fund.

As of March 31, 2011, the net assets of the Target Fund and the Acquiring Fund were $833,049,961 and $1,550,015,157, respectively. The net assets of the pro forma combined fund as of March 31, 2011 would have been $2,383,065,118.

On a pro forma basis for the twelve months ended March 31, 2011, the proposed Reorganization would result in a decrease of $31,641 in advisory fees and a decrease of $641,184 in other operating expenses. The combined pro forma fund expenses would be reduced by fee waivers and expense reimbursements in the amount of $1,120,568.

No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation and Subchapter M compliance.

The merger is expected to be tax-free for federal income tax purposes. This means that no gain or loss will be recognized by the Target Fund or their shareholders as a result of the merger. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in their shares of the Target Fund immediately before the merger.

If the Reorganization is consummated, the combined Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. In addition, the Target Fund and Acquiring Fund will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies. Accordingly, no provision for federal income taxes is required.

As of July 31, 2010 for the Target Fund and September 30, 2010 for the Acquiring Fund, the Funds had estimated net capital loss carryforwards, which are available to offset futures realized capital gains expiring as follows:

	2011	2017
Wells Fargo Advantage Core Equity Fund (Target Fund)	$2,583,953	$21,176,963
Wells Fargo Advantage Opportunity Fund (Acquiring Fund)	$0	$87,694,103

WELLS FARGO ADVANTAGE CLASSIC VALUE FUND INTO WELLS FARGO ADVANTAGE EQUITY VALUE FUND

The unaudited pro forma information provided herein should be read in conjunction with the annual report of and semi annual report of Wells Fargo Advantage Classic Value Fund dated July 31, 2010 and January 31, 2011, respectively, and the annual report of Wells Fargo Advantage Equity Value Fund dated September 30, 2010. All of the shareholder reports are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the twelve months ended March 31, 2011 is intended to present supplemental data as if the proposed Agreement and Plan of Reorganization (the "Reorganization") of Wells Fargo Advantage Classic Value Fund (the "Target Fund") into Wells Fargo Advantage Equity Value Fund (the "Acquiring Fund") (collectively, the "Funds") had occurred as of April 1, 2010. The Reorganization is intended to consolidate the Target Fund with a similar fund advised by Wells Fargo Funds Management, LLC ("Funds Management"). The Acquiring Fund is advised by Funds Management and sub-advised by Systematic Financial Management, L.P.

The Reorganization provides for the acquisition of all the assets and all the liabilities of the Target Fund by the Acquiring Fund, in a tax-free exchange for shares of the Acquiring Fund at net asset value. Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor. As a result of the Reorganization, Class A, Class B, Class C, Administrator Class, Institutional Class and Class R shareholders of the Target Fund would become shareholders of Class A, Class B, Class C, Administrator Class, Institutional Class and Class R, respectively, of the Acquiring Fund.

Whether or not the Reorganization is consummated, all expenses incurred by the Target Fund and Acquiring Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Funds Management or one of its affiliates. These expenses do not include any expenses incurred by the Target Fund or the Acquiring Fund.

It is not anticipated that the securities of the combined portfolio will be sold in material amounts in order to comply with the policies and investment practices of Acquiring Fund.

The Funds have the same adviser, administrator, distributor, fund accounting agent and custodian. Each service provider has entered into an agreement with the respective Trust which governs the provision of services to the Funds. Such agreements, except the advisory agreements, contain the same terms with respect to each Fund. The Acquiring Fund is a gateway fund investing in a single master portfolio and therefore does not incur any advisory fees.

As of March 31, 2011, the net assets of the Target Fund and the Acquiring Fund were $778,640,449 and $227,553,026, respectively. The net assets of the pro forma combined fund as of March 31, 2011 would have been $1,006,193,475.

On a pro forma basis for the twelve months ended March 31, 2011, the proposed Reorganization would result in an increase in net expenses allocated from the affiliated master portfolio in the amount of $4,493,177, a decrease of $4,511,855 in advisory fees (since the Acquiring Fund is a gateway fund that invests substantially all of its assets in a master portfolio and does not pay an advisory fee) and an increase of $53,947 in other operating expenses. The combined pro forma fund expenses would be reduced by fee waivers and expense reimbursements in the amount of $43,023.

No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation and Subchapter M compliance.

The merger is expected to be tax-free for federal income tax purposes. This means that no gain or loss will be recognized by the Target Fund or their shareholders as a result of the merger. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in their shares of the Target Fund immediately before the merger.

If the Reorganization is consummated, the combined Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. In addition, the Target Fund and Acquiring Fund will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies. Accordingly, no provision for federal income taxes is required.

As of July 31, 2010 for the Target Fund and September 30, 2010 for the Acquiring Fund, the Funds had estimated net capital loss carryforwards, which are available to offset futures realized capital gains expiring as follows:

	2015	2016	2017	2018
Wells Fargo Advantage Classic Value Fund (Target Fund)	$15,739,254	$13,957,990	$47,685,916	$12,969,969
Wells Fargo Advantage Equity Value Fund (Acquiring Fund)	$0	$0	$47,811,418	$30,379,874

WELLS FARGO ADVANTAGE MID CAP GROWTH FUND INTO WELLS FARGO ADVANTAGE ENTERPRISE FUND

The unaudited pro forma information provided herein should be read in conjunction with the annual report of Wells Fargo Advantage Mid Cap Growth Fund and Wells Fargo Advantage Enterprise Fund dated September 30, 2010, both of which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the twelve months ended March 31, 2011 is intended to present supplemental data as if the proposed Agreement and Plan of Reorganization (the "Reorganization") of Wells Fargo Advantage Mid Cap Growth Fund (the "Target Fund") into Wells Fargo Advantage Enterprise Fund (the "Acquiring Fund") (collectively, the "Funds") had occurred as of April 1, 2010. The Reorganization is intended to consolidate the Target Fund with a similar fund advised by Wells Fargo Funds Management, LLC ("Funds Management"). The Acquiring Fund is advised by Funds Management and sub-advised by Wells Capital Management Incorporated, an affiliate of Funds Management.

The Reorganization provides for the acquisition of all the assets and all the liabilities of the Target Fund by the Acquiring Fund, in a tax-free exchange for shares of the Acquiring Fund at net asset value. Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor. As a result of the Reorganization, Class A, Class B, Class C, Administrator Class, Institutional Class and Investor Class shareholders of the Target Fund would become shareholders of , Class A, Class B, Class C, Administrator Class, Institutional Class and Investor Class, respectively, of the Acquiring Fund.

Whether or not the Reorganization is consummated, all expenses incurred by the Target Fund and Acquiring Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Funds Management or one of its affiliates. These expenses do not include any expenses incurred by the Target Fund or the Acquiring Fund.

It is not anticipated that the securities of the combined portfolio will be sold in material amounts in order to comply with the policies and investment practices of Acquiring Fund.

The Funds have the same adviser, administrator, distributor, fund accounting agent and custodian. Each service provider has entered into an agreement with the respective Trust which governs the provision of services to the Funds. Such agreements, except the advisory agreements, contain the same terms with respect to each Fund.

As of March 31, 2011, the net assets of the Target Fund and the Acquiring Fund were $550,215,715 and $308,547,640, respectively. The net assets of the pro forma combined fund as of March 31, 2011 would have been $858,763,355.

On a pro forma basis for the twelve months ended March 31, 2011, the proposed Reorganization would result in a decrease of $95,707 in advisory fees and a decrease of $27,994 in other operating expenses. The combined pro forma fund expenses would be reduced by fee waivers and expense reimbursements in the amount of $194,109.

No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation and Subchapter M compliance.

The merger is expected to be tax-free for federal income tax purposes. This means that no gain or loss will be recognized by the Target Fund or their shareholders as a result of the merger. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in their shares of the Target Fund immediately before the merger.

If the Reorganization is consummated, the combined Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. In addition, the Target Fund and Acquiring Fund will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies. Accordingly, no provision for federal income taxes is required.

As of September 30, 2010, the Funds had estimated net capital loss carryforwards, which are available to offset futures realized capital gains expiring as follows:

	2016	2017
Wells Fargo Advantage Mid Cap Growth Fund (Target Fund)	$19,746,254	$77,248,351
Wells Fargo Advantage Enterprise Fund (Acquiring Fund)	$7,310,275	$80,744,084

WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND INTO WELLS FARGO ADVANTAGE EMERGING GROWTH FUND

The unaudited pro forma information provided herein should be read in conjunction with the annual report of Wells Fargo Advantage Small Cap Growth Fund and Wells Fargo Advantage Emerging Growth Fund dated October 31, 2010 and September 30, 2010, respectively, both of which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the twelve months ended March 31, 2011 is intended to present supplemental data as if the proposed Agreement and Plan of Reorganization (the "Reorganization") of Wells Fargo Advantage Small Cap Growth Fund (the "Target Fund") into Wells Fargo Advantage Emerging Growth Fund (the "Acquiring Fund") (collectively, the "Funds") had occurred as of April 1, 2010. The Reorganization is intended to consolidate the Target Fund with a similar fund advised by Wells Fargo Funds Management, LLC ("Funds Management"). The Acquiring Fund is advised by Funds Management and sub-advised by Wells Capital Management Incorporated, an affiliate of Funds Management.

The Reorganization provides for the acquisition of all the assets and all the liabilities of the Target Fund by the Acquiring Fund, in a tax-free exchange for shares of the Acquiring Fund at net asset value. Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor. As a result of the Reorganization, Class A, Class B, Class C, Administrator Class, Institutional Class and Investor Class shareholders of the Target Fund would become shareholders of Class A, Class A, Class C, Administrator Class, Institutional Class and Investor Class, respectively, of the Acquiring Fund.

Whether or not the Reorganization is consummated, all expenses incurred by the Target Fund and Acquiring Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Funds Management or one of its affiliates. These expenses do not include any expenses incurred by the Target Fund or the Acquiring Fund.

It is not anticipated that the securities of the combined portfolio will be sold in material amounts in order to comply with the policies and investment practices of Acquiring Fund.

The Funds have the same adviser, administrator, distributor, fund accounting agent and custodian. Each service provider has entered into an agreement with the respective Trust which governs the provision of services to the Funds. Such agreements, except the advisory agreements, contain the same terms with respect to each Fund. The Acquiring Fund is a gateway fund investing in a single master portfolio and therefore does not incur any advisory fees.

As of March 31, 2011, the net assets of the Target Fund and the Acquiring Fund were $1,348,137,449 and $10,658,470, respectively. The net assets of the pro forma combined fund as of March 31, 2011 would have been $1,358,795,919.

On a pro forma basis for the twelve months ended March 31, 2011, the proposed Reorganization would result in an increase in net expenses allocated from the affiliated master portfolio in the amount of $9,269,023, a decrease of $9,382,806 in advisory fees (since the Acquiring Fund is a gateway fund that invests substantially all of its assets in a master portfolio and does not pay an advisory fee) and a decrease of $222,504 in other operating expenses. The combined pro forma fund expenses would be able to eliminate fee waivers and expense reimbursements in the amount of $276,437.

No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation and Subchapter M compliance.

The merger is expected to be tax-free for federal income tax purposes. This means that no gain or loss will be recognized by the Target Fund or their shareholders as a result of the merger. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in their shares of the Target Fund immediately before the merger.

If the Reorganization is consummated, the combined Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. In addition, the Target Fund and Acquiring Fund will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies. Accordingly, no provision for federal income taxes is required.

The merger is expected to result in a limitation on the ability of the Acquiring Fund to use its own capital loss carryforwards of the Target Fund, if any, and, potentially, to use unrealized capital losses inherent in the tax basis of its current assets, if any, once realized.

As of September 30, 2010, the Acquiring Fund had estimated net capital loss carryforwards, which are available to offset futures realized capital gains, with $1,791,248 expiring in 2017 and $303,910 expiring in 2018. As of October 31, 2010, the Target Fund did not have any capital loss carryforwards.

APPENDIX

The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper and variable rate demand obligations.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities. The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

Moody's

Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

Fitch

National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.

CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of shortterm deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

Fitch

National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.

F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx) - Indicates actual or imminent payment default.

Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

Variable Rate Demand Obligations

S&P:

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

Moody's:

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

WELLS FARGO FUNDS TRUST

FORMS OF PROXY CARDS

[Wells Fargo Advantage Funds logo]

WELLS FARGO ADVANTAGE CORE EQUITY FUND

of

Wells Fargo Funds Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2011

The undersigned, revoking all Proxies heretofore given, hereby appoints C. David Messman, Maureen E. Towle and Johanne F. Castro or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Wells Fargo Advantage Core Equity Fund (“Core Equity Fund”), a series of Wells Fargo Funds Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Core Equity Fund to be held at 10:00 a.m., Pacific time, on August 19, 2011, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, 12th Floor, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

______________________________________________

Signature                                                              Date

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE TRUST AND TO YOU AS A SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE.

                                                          ▲  FOLDHERE – DO NOT TEAR  ▲

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

This proxy is solicited by the Board of Trustees of Wells Fargo Funds Trust, which unanimously recommends that you vote FOR the Proposal.

TO VOTE, MARK BOX IN BLUE OR BLACK INK.  Example: [ ]

PROPOSAL:

1. To consider and act upon an Agreement and Plan of Reorganization (the “Plan”) dated as of _______, 2011, providing for the reorganization of the Wells Fargo Advantage Core Equity Fund, including the acquisition of all of the assets of the Wells Fargo Advantage Core Equity Fund by the Wells Fargo Advantage Opportunity Fund in exchange for shares of the Wells Fargo Advantage Opportunity Fund (the “Acquisition Shares”) and the assumption by the Wells Fargo Advantage Opportunity Fund of all of the liabilities of the Wells Fargo Advantage Core Equity Fund. The Plan also provides for the prompt distribution of the Acquisition Shares to shareholders of the Wells Fargo Advantage Core Equity Fund in liquidation of the Wells Fargo Advantage Core Equity Fund.

FOR	AGAINST	ABSTAIN
□	□	□

QUESTIONS ABOUT THIS PROXY?Should you have any questions about the proxy materials or would like to vote your shares with a representative, please contact our proxy information line toll-free at 1- 866-828-6931.   Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time.

THANK YOU FOR CASTING YOUR VOTE.

TAG ID:                                                                                                                                                                                                CUSIP:

[Wells Fargo Advantage Funds logo]

Wells Fargo Advantage CLASSIC VALUE FUND

of

Wells Fargo Funds Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2011

The undersigned, revoking all Proxies heretofore given, hereby appoints C. David Messman, Maureen E. Towle and Johanne F. Castro or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Wells Fargo Advantage Classic Value Fund (“Classic Value Fund”), a series of Wells Fargo Funds Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Classic Value Fund to be held at 10:00 a.m., Pacific time, on August 19, 2011, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, 12th Floor, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

______________________________________________

Signature                                                              Date

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE TRUST AND TO YOU AS A SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE.

                                                          ▲  FOLDHERE – DO NOT TEAR  ▲

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

This proxy is solicited by the Board of Trustees of Wells Fargo Funds Trust, which unanimously recommends that you vote FOR the Proposal.

TO VOTE, MARK BOX IN BLUE OR BLACK INK.  Example: [ ]

PROPOSAL:

1. To consider and act upon an Agreement and Plan of Reorganization (the “Plan”) dated as of _________, 2011, providing for the reorganization of the Wells Fargo Advantage Classic Value Fund, including the acquisition of all of the assets of the Wells Fargo Advantage Classic Value Fund by the Wells Fargo Advantage Equity Value Fund in exchange for shares of the Wells Fargo Advantage Equity Value Fund (the “Acquisition Shares”) and the assumption by the Wells Fargo Advantage Equity Value Fund of all of the liabilities of the Wells Fargo Advantage Classic Value Fund. The Plan also provides for the prompt distribution of the Acquisition Shares to shareholders of the Wells Fargo Advantage Classic Value Fund in liquidation of the Wells Fargo Advantage Classic Value Fund.

FOR	AGAINST	ABSTAIN
□	□	□

QUESTIONS ABOUT THIS PROXY?Should you have any questions about the proxy materials or would like to vote your shares with a representative, please contact our proxy information line toll-free at 1- 866-828-6931.   Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time.

THANK YOU FOR CASTING YOUR VOTE.

TAG ID:                                                                                                                                                                                                CUSIP:

[Wells Fargo Advantage Funds logo]

Wells Fargo Advantage MID CAP GROWTH FUND

of

Wells Fargo Funds Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2011

The undersigned, revoking all Proxies heretofore given, hereby appoints C. David Messman, Maureen E. Towle and Johanne F. Castro or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Wells Fargo Advantage Mid Cap Growth Fund (“Mid Cap Growth Fund”), a series of Wells Fargo Funds Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Mid Cap Growth Fund to be held at 10:00 a.m., Pacific time, on August 19, 2011, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, 12th Floor, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

______________________________________________

Signature                                                              Date

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE TRUST AND TO YOU AS A SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE.

                                                          ▲  FOLDHERE – DO NOT TEAR  ▲

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

This proxy is solicited by the Board of Trustees of Wells Fargo Funds Trust, which unanimously recommends that you vote FOR the Proposal.

TO VOTE, MARK BOX IN BLUE OR BLACK INK.  Example: [ ]

PROPOSAL:

1. To consider and act upon an Agreement and Plan of Reorganization (the “Plan”) dated as of _________, 2011, providing for the reorganization of the Wells Fargo Advantage Mid Cap Growth Fund, including the acquisition of all of the assets of the Wells Fargo Advantage Mid Cap Growth Fund by the Wells Fargo Advantage Enterprise Fund in exchange for shares of the Wells Fargo Advantage Enterprise Fund (the “Acquisition Shares”) and the assumption by the Wells Fargo Advantage Enterprise Fund of all of the liabilities of the Wells Fargo Advantage Mid Cap Growth Fund. The Plan also provides for the prompt distribution of the Acquisition Shares to shareholders of the Wells Fargo Advantage Mid Cap Growth Fund in liquidation of the Wells Fargo Advantage Mid Cap Growth Fund.

FOR	AGAINST	ABSTAIN
□	□	□

QUESTIONS ABOUT THIS PROXY?Should you have any questions about the proxy materials or would like to vote your shares with a representative, please contact our proxy information line toll-free at 1- 866-828-6931.   Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time.

THANK YOU FOR CASTING YOUR VOTE.

TAG ID:                                                                                                                                                                                                CUSIP:

[Wells Fargo Advantage Funds logo]

WELLS FARGO ADVANTAGE GROWTH OPPORTUNITIES FUND

of

Wells Fargo Funds Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2011

The undersigned, revoking all Proxies heretofore given, hereby appoints C. David Messman, Maureen E. Towle and Johanne F. Castro or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Wells Fargo Advantage Growth Opportunities Fund (“Growth Opportunities Fund”), a series of Wells Fargo Funds Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Growth Opportunities Fund to be held at 10:00 a.m., Pacific time, on August 19, 2011, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, 12th Floor, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

______________________________________________

Signature                                                              Date

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE TRUST AND TO YOU AS A SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE.

                                                          ▲  FOLDHERE – DO NOT TEAR  ▲

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

This proxy is solicited by the Board of Trustees of Wells Fargo Funds Trust, which unanimously recommends that you vote FOR the Proposal.

TO VOTE, MARK BOX IN BLUE OR BLACK INK.  Example: [ ]

PROPOSAL:

1. To consider and act upon an Agreement and Plan of Reorganization (the “Plan”) dated as of _______, 2011, providing for the reorganization of the Wells Fargo Advantage Growth Opportunities Fund, including the acquisition of all of the assets of the Wells Fargo Advantage Growth Opportunities Fund by the Wells Fargo Advantage Discovery Fund in exchange for shares of the Wells Fargo Advantage Discovery Fund (the “Acquisition Shares”) and the assumption by the Wells Fargo Advantage Discovery Fund of all of the liabilities of the Wells Fargo Advantage Growth Opportunities Fund. The Plan also provides for the prompt distribution of the Acquisition Shares to shareholders of the Wells Fargo Advantage Growth Opportunities Fund in liquidation of the Wells Fargo Advantage Growth Opportunities Fund.

FOR	AGAINST	ABSTAIN
□	□	□

QUESTIONS ABOUT THIS PROXY?Should you have any questions about the proxy materials or would like to vote your shares with a representative, please contact our proxy information line toll-free at 1- 866-828-6931.     Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time.

THANK YOU FOR CASTING YOUR VOTE.

TAG ID:                                                                                                                                                                                                CUSIP:

[Wells Fargo Advantage Funds logo]

WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND

of

Wells Fargo Funds Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2011

The undersigned, revoking all Proxies heretofore given, hereby appoints C. David Messman, Maureen E. Towle and Johanne F. Castro or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Wells Fargo Advantage Small Cap Growth Fund (“Small Cap Growth Fund”), a series of Wells Fargo Funds Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Small Cap Growth Fund to be held at 10:00 a.m., Pacific time, on August 19, 2011, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, 12th Floor, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

______________________________________________

Signature                                                              Date

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE TRUST AND TO YOU AS A SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE.

                                                          ▲  FOLDHERE – DO NOT TEAR  ▲

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

This proxy is solicited by the Board of Trustees of Wells Fargo Funds Trust, which unanimously recommends that you vote FOR the Proposal.

TO VOTE, MARK BOX IN BLUE OR BLACK INK.  Example: [ ]

PROPOSAL:

1. To consider and act upon an Agreement and Plan of Reorganization (the “Plan”) dated as of _______, 2011, providing for the reorganization of the Wells Fargo Advantage Small Cap Growth Fund, including the acquisition of all of the assets of the Wells Fargo Advantage Small Cap Growth Fund by the Wells Fargo Advantage Emerging Growth Fund in exchange for shares of the Wells Fargo Advantage Emerging Growth Fund (the “Acquisition Shares”) and the assumption by the Wells Fargo Advantage Emerging Growth Fund of all of the liabilities of the Wells Fargo Advantage Small Cap Growth Fund. The Plan also provides for the prompt distribution of the Acquisition Shares to shareholders of the Wells Fargo Advantage Small Cap Growth Fund in liquidation of the Wells Fargo Advantage Small Cap Growth Fund.

FOR	AGAINST	ABSTAIN
□	□	□

QUESTIONS ABOUT THIS PROXY?Should you have any questions about the proxy materials or would like to vote your shares with a representative, please contact our proxy information line toll-free at 1- 866-828-6931.   Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time.

THANK YOU FOR CASTING YOUR VOTE.

TAG ID:                                                                                                                                                                                                CUSIP:

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WELLS FARGO FUNDS TRUST

PART C
OTHER INFORMATION

Item 15. Indemnification.

Under the terms of the Amended and Restated Declaration of Trust of the Registrant, incorporated by reference as Exhibit 1 hereto, provides for the indemnification of the Registrant's Trustees, officers, employees and agents. The following sections of Article IX provide as follows:

Section 1. Limitation of Liability. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust's officers, employees or agents, whether past, present or future (each a "Covered Person," and collectively the "Covered Persons"), shall be personally liable therefor. Notwithstanding any provision in this Article IX, neither the investment adviser, Principal Underwriter or other service providers, nor any officers, employees or other agents of such entities, shall be indemnified pursuant to this Article IX, except that dual officers, employees or other agents of the Trust and such entities shall be entitled to indemnification pursuant to this Article IX but only to the extent that such officer, employee or other agent was acting in his or her capacity as an officer, employee or agent of the Trust in the conduct that gave rise to the claim for indemnification. No Covered Person shall be liable to the Trust or to any Shareholder for any loss, damage or claim incurred by reason of any act performed or omitted by such Covered Person in good faith on behalf of the Trust, a Series or a Class, and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Declaration, except that a Covered Person shall be liable for any loss, damage or claim incurred by reason of such Covered Person's bad faith, gross negligence, willful misconduct or reckless disregard of the duties involved in the conduct of his or her office.

Section 2. Mandatory Indemnification. (a) Subject only to the express limitations in the 1940 Act, other applicable laws, and sub-paragraph (b) below, the Trust or the appropriate Series shall indemnify each of its Covered Persons to the fullest extent permitted under the 1940 Act and other applicable laws, including, but not limited to, against all liabilities and expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred in the settlement thereof.

(a) As used herein, the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, reasonable attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) Notwithstanding any provision to the contrary contained herein, no Covered Person shall be entitled to indemnification for any liability arising by reason of such Covered Person's willful misfeasance, bad faith, gross negligence, or the reckless disregard of duties owed to the Trust ("disabling conduct").

(c) No indemnification or advance shall be made under this Article IX to the extent such indemnification or advance:
would be inconsistent with a provision of the Declaration, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or
would be inconsistent with any condition expressly imposed by a court in a judgment, order, or approval of a settlement.

(d) Any indemnification under this Article shall be made by the Trust only if authorized in the specific case on a determination that the Covered Person was not liable by reason of disabling conduct by:

(i) a final decision on the merits by a court or other body before whom the proceeding was brought; or
(ii) in the absence of such a decision, by any reasonable and fair means established in accordance with, and subject to the requirements and limitations of, Section 17(h) of the 1940 Act and any interpretation thereunder by the Commission or its staff.

(e) The rights of indemnification herein provided may be insured against by policies of insurance maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(f) To the maximum extent permitted by the 1940 Act and other applicable laws, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Article IX shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Article IX; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Article IX; provided, however, that the Trust shall not be obligated to pay the expenses of any agent acting pursuant to a written contract with the Trust, except to the extent required by such contract.

(g) Any repeal or modification of this Article IX shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, affect any limitation on the liability of any Covered Person in an a manner that would be adverse to such Covered Person or affect any indemnification available to any Covered Person in a manner that would be adverse to such Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Item 16. Exhibits.

All references to the "Registration Statement" in the following list of Exhibits refer to the Registrant's Registration Statement on Form N-1A (File Nos. 333-74295; 811-09253).

Number	Exhibit Description	Location
(1)	Amended and Restated Declaration of Trust	Incorporated by reference to Post-Effective Amendment No. 156, filed April 30, 2010.
(2)	Not applicable
(3)	Not applicable
(4)	Form(s) of Agreement and Plan of Reorganization	Included herein as Exhibit A to the Prospectus/Proxy Statement contained in Part A
(5)	Not applicable
(6)(a)	Investment Advisory Agreement with Wells Fargo Funds Management, LLC	Incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Schedule A, incorporated by reference to Post-Effective Amendment No. 194, filed April 1, 2011.
(6)(b)	Amended and Restated Fee and Expense Agreement between Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Funds Management, LLC	Incorporated by reference to Post-Effective Amendment No. 136, filed April 30, 2009; Schedule A, incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(6)(c)	Investment Sub-Advisory Agreement with Schroder Investment Management North America Inc.	Incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.
(6)(d)	Investment Sub-Advisory Agreement with Wells Capital Management Incorporated

Incorporated by reference to Post-Effective Amendment No. 161, filed on June 21, 2010; Appendix A and Schedule A dated August 24, 2010, incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010

(6)(e)	Investment Sub-Advisory Agreement with RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC)	Incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March 1, 2008.
(6)(f)	Investment Sub-Advisory Agreement with Global Index Advisors, Inc.	Incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006. Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No. 194, filed April 1, 2011.
(6)(g)(1)	Investment Sub-Advisory Agreement with LSV Asset Management (WFA Diversified International Fund)	Incorporated by reference to Post-Effective Amendment No. 147, filed January 28, 2010; Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No. 156, filed April 30, 2010.
(6)(g)(2)	Investment Sub-Advisory Agreement with LSV Asset Management (WFA International Value Fund)	Incorporated by reference to Post-Effective Amendment No. 184, filed February 24, 2011.
(6)(h)	Investment Sub-Advisory Agreement with Cooke & Bieler, L.P.	Incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 136, filed April 30, 2009.
(6)(i)	Sub-Advisory Agreement with Phocas Financial Corporation	Incorporated by reference to Post-Effective Amendment No. 122, filed March 21, 2008.
(6)(j)	Sub-Advisory Agreement with Nelson Capital Management, LLC	Incorporated by reference to Post-Effective Amendment No. 131, filed October 1, 2008.
(6)(k)	Investment Sub-Advisory Contract with Cadence Capital Management	Incorporated by reference to Post-Effective Amendment No. 162, filed June 28, 2010.
(6)(l)	Sub-Advisory Agreement with First International Advisors, LLC	Incorporated by reference to Post-Effective Amendment No. 166, filed July 12, 2010.
(6)(m)	Sub-Advisory Agreement with Metropolitan West Capital Management, LLC	Incorporated by reference to Post-Effective Amendment No. 163, filed June 28, 2010. Appendix A and B, incorporated by reference to Post-Effective Amendment No. 169, filed July 16, 2010.
(6)(n)	Sub-Advisory Agreement with Golden Capital Management, LLC	Incorporated by reference to Post-Effective Amendment No. 169, filed July 16, 2010.
(6)(o)	Sub-Advisory Agreement with Crow Point Partners, LLC	Incorporated by reference to Post-Effective Amendment No. 169, filed July 16, 2010.
(6)(p)	Sub-Advisory Agreement with Artisan Partners, LP	Incorporated by reference to Post-Effective Amendment No. 184, filed February 24, 2011.
(7)	Distribution Agreement with Wells Fargo Funds Distributor, LLC	Incorporated by reference to Post-Effective Amendment No. 84, filed July 1, 2005; Schedule I, incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(8)	Not applicable
(9)	Master Custodian Agreement with State Street Bank and Trust Company	Incorporated by reference to Post-Effective Amendment No. 139, filed September 28, 2009; Appendix A, incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(10)(a)	Distribution Plan

Incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Schedule I, incorporated by reference to Post-Effective Amendment No. 127, filed July 1, 2008; Appendix A, incorporated by reference to Post-Effective Amendment No. 156, filed April 30, 2010.

(10)(b)	Rule 18f-3 Multi-Class Plan	Incorporated by reference to Post-Effective Amendment No. 163, filed June 28, 2010 Appendix A, incorporated by reference to Post-Effective Amendment No. 194, filed April 1, 2011.
(11)	Legal Opinion	Filed herewith.
(12)	Consent of Tax Counsel	To be filed by amendment.
(13)(a)	Securities Lending Agency Agreement by and among Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Funds Management, LLC and Goldman Sachs Bank USA

Incorporated by reference to Post-Effective Amendment No. 163, filed June 28, 2010; Fifth Amendment incorporated by reference to Post-Effective Amendment No. 174, filed October 27, 2010; Appendix A, Schedule 2, First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Sixth Amendment incorporated by reference to Post-Effective Amendment No. 177, filed January 28, 2011.

(13)(b)	Administration Agreement with Wells Fargo Funds Management, LLC	Incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Schedule A and Appendix A, incorporated by reference to Post-Effective Amendment No. 194, filed April 1, 2011.
(13)(c)	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc.	Incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006; Schedule A, incorporated by reference to Post-Effective Amendment No. 194, filed April 1, 2011.
(13)(d)	Shareholder Servicing Plan	Incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Appendix A, incorporated by reference to Post-Effective Amendment No. 194, filed April 1, 2011.
(13)(e)	Administrative and Shareholder Servicing Agreement, Form of Agreement	Incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.
(14)	Consent of Independent Auditors	Filed herewith.
(15)	Not applicable.
(16)(a)	Power of Attorney, Peter G. Gordon	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(b)	Power of Attorney, Timothy J. Penny	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(c)	Power of Attorney, Donald C. Willeke	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(d)	Power of Attorney, Karla M. Rabusch	Incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.
(16)(e)	Power of Attorney, Olivia S. Mitchell	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(f)	Power of Attorney, Judith M. Johnson	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(g)	Power of Attorney, Isaiah Harris, Jr.	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(h)	Power of Attorney, David F. Larcker	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(i)	Power of Attorney, Kasey Phillips	Incorporated by reference to Post-Effective Amendment No. 142, filed November 19, 2009.
(16)(j)	Power of Attorney, Michael S. Scofield	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(k)	Power of Attorney, Leroy J. Keith, Jr.	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.

Item 17. Undertakings.

(1) Wells Fargo Advantage Funds agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an IRS ruling supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion or ruling, but in any event no later than one business day after consummation of the Reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco and State of California on the 26th day of May, 2011.

WELLS FARGO FUNDS TRUST

By: /s/ C. David Messman
--------------------
C. David Messman
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the date indicated:

/s/ Peter G. Gordon Peter G. Gordon* Trustee	/s/ Isaiah Harris, Jr. Isaiah Harris, Jr.* Trustee	/s/ Judith M. Johnson Judith M. Johnson* Trustee
/s/ David F. Larcker David F. Larcker* Trustee	/s/ Olivia S. Mitchell Olivia S. Mitchell* Trustee	/s/ Timothy J. Penny Timothy J. Penny* Trustee
/s/ Donald C. Willeke Donald C. Willeke* Trustee	/s/ Michael S. Scofield Michael S. Scofield* Trustee	/s/ Leroy J. Keith, Jr. Leroy J. Keith, Jr.* Trustee
/s/ Karla M. Rabusch Karla M. Rabusch* President (Principal Executive Officer)	/s/ Kasey Phillips Kasey Phillips* Treasurer (Principal Financial Officer)

*By: /s/ C. David Messman
C. David Messman
Attorney-in-Fact
May 26, 2011

Exhibit No.	Exhibits
(11)	Legal Opinion
(14)	Consent of Independent Auditors